     UL2001


                                   PROSPECTUS
                                      FOR

                     UL2001, a Flexible Premium Multifunded
                             Life Insurance Policy
                 Issued by Metropolitan Life Insurance Company
                                 April 30, 1999

The Policy is designed to provide:

 .Life insurance coverage

 .Flexible premium payments

 .A choice among three death benefit options

 .A choice among different guaranteed minimum death benefit durations

 . Funding options for allocating premium payments to and transferring cash value among a fixed interest account and the following Metropolitan Life Separate Account UL investment divisions:

State Street Research         Neuberger Berman Partners Mid Cap Value
Aggressive Growth
                              Scudder Global Equity
State Street Research
Diversified
                              T. Rowe Price Large Cap Growth

State Street Research Growth  T. Rowe Price Small Cap Growth

State Street Research Income
                              Lehman Brothers(R) Aggregate Bond Index

Santander International       MetLife Stock Index
Stock (formerly State Street
Research International
Stock)

                              Morgan Stanley EAFE(R) Index

Harris Oakmark Large Cap      Russell 2000(R) Index
Value

A word about risk:

This Prospectus discusses the risks associated with purchasing the Policy. The Metropolitan Series Fund, Inc. (the "Fund") prospectus discusses the risks associated with investment in the Fund. The Fund prospectus is being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions named above invest solely in a corresponding "Portfolio" of the Fund. The Prospectus is not valid unless you also receive or have received a current Fund prospectus.
Janus Mid Cap

Loomis Sayles High Yield
Bond

The purchase of the Policy involves risk. You could lose money. You might have to pay additional amounts of premium to avoid losing the life insurance protection you purchased through a Policy.

How to learn more:
Before purchasing a Policy, read the information in this Prospectus and in the Fund prospectus. Keep these prospectuses for future reference.

                                  -----------

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

                                                       Page
                                                     in this
   Subject                                          Prospectus
   -------                                          ----------
   Summary.........................................      2
   MetLife.........................................      6
   Separate Account UL.............................      7
   The Fixed Account...............................      7
   Metropolitan Series Fund, Inc...................      7
   Issuing a Policy................................      8
   Policy Benefits.................................      9
   Policy Rights...................................     15
   Payment and Allocation of Premiums..............     18
   Charges and Deductions..........................     20
   Federal Tax Matters.............................     23
   Showing Performance.............................     25
   Rights We Reserve...............................     25
   Other Policy Provisions.........................     25
   Sales and Administration of the Policies........     27
   Voting Rights...................................     28
   Reports.........................................     28
   Illustration of Policy Benefits.................     29
   Getting More Information........................     29
   Legal, Accounting, and Actuarial Matters........     30
   Management......................................     31
   Financial Statements............................     35

Summary

This summary gives an overview of the Policy and is qualified by the more detailed information in the Prospectus and the Policy.

MetLife issues the Policy. The Policy is designed to meet your changing life insurance needs. In addition to the base Policy, optional insurance benefits may also be added to your coverage.

Premiums

The Policy allows flexibility in making premium payments. There are certain minimum premium requirements to keep the Policy in force during the first Policy year and, if you wish, to keep the guaranteed minimum death benefit in effect. Other than these minimum premium payment requirements, the Policy will remain in force as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

Cash Value

Your cash value in the Policy reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity. MetLife doesn't guarantee the investment performance of the Separate Account UL investment divisions and you should consider your risk tolerance before selecting any these funding options.

Transfers and Automated Investment Strategies

You may transfer cash value among the funding options, subject to certain limits. You may also choose among five automated investment strategies: the Equity Generator SM, the Equalizer SM, the Allocator SM, the Rebalancer SM and the Index Selector SM.

Specified Face Amount of Insurance

Within certain limits, you may choose your specified face amount of insurance when the Policy is issued. You may also change the amount once in any 24 month period, subject to our rules and procedures.

The Guaranteed Minimum Death Benefit

Generally, you may choose, in your Policy application, a period of time during which your Policy will include a guaranteed minimum death benefit. If you choose a guarantee, you will need to pay minimum premium amounts in order to keep it in force. You may later cancel or reduce the length of the guarantee.

Death Benefit Options

Generally, you have a choice among three options. These range from an amount equal to the specified face amount to an amount equal to the specified face amount plus the policy cash value at the date of death.

Surrenders, Partial Withdrawals and Loans

Within certain limits, you may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its cash surrender value.

Tax Treatment

In most cases, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Policy, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. If your Policy is a modified endowment contract, you will pay income taxes on loans and withdrawals to the extent of any gains (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax may also apply. If the Policy is part of a collateral assignment equity split dollar arrangement with an employer, any increases in cash value that are not due to premium payments may be taxed annually. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be taxed on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

Table of Charges and Expenses

This table shows the charges and expenses that you pay under your Policy. See "Charges and Deductions," below for more information your Policy's charges:

---------------------------------------------------------------------
        Type of Charge or Expense        Amount of Charge or Expense
---------------------------------------------------------------------
  Charges we deduct from each premium
   payment
   Sales charge:                        2.25% of each premium payment
   Charge for average expected state
    taxes attributable to premiums:     2% of each premium payment
   Charge for expected federal taxes
    attributable to premiums:           1.25% of each premium payment
---------------------------------------------------------------------

         Type of Charge or Expense              Amount of Charge or Expense
--------------------------------------------------------------------------------
  Monthly Deduction from your Policy's
   cash value/1/
   Cost of term insurance charges:        Amount varies depending on the
                                          specifics of your Policy/2/
   Administration charge:
     First Policy year/3/:                (a) $20 per month for insureds Age 25
                                          and under
                                          (b) $30 per month for insureds Age 26-
                                          40
                                          (c) $35 per month for insureds Age 41
                                          and over.
   Second and later Policy years:         $10 per month unless you pay premiums
                                          that would maintain the guaranteed
                                          minimum death benefit to Age 65 (or to
                                          the next shortest available duration,
                                          if any, or if none, then as specified
                                          in your Policy). If you pay these
                                          premiums, the monthly charge will be:
                                          (a) $5 per month for a specified face
                                          amount of $250,000 or more
                                          (b) $6 per month for a specified face
                                          amount between $100,000 and $249,999
                                          (c) $7 per month for a specified face
                                          amount of less than $100,000.
   Mortality and expense risk charge:     .075% of the cash value in the
                                          Separate Account on each monthly
                                          anniversary. We intend to (but do not
                                          guarantee that we will) reduce this
                                          charge after Policy year 10 to .05%.
   Underwriting charge: (applies only if  $5 per month for the first twelve
    you request an increase in your       months after the month you increase
    specified face amount)                your specified face amount.
--------------------------------------------------------------------------------
  Surrender charge on certain
   transactions:
   Full surrender or termination of your  The lesser of (a) 75% of one Federal
    Policy during its 1st year:           Guideline Annual Premium/4/ or (b) the
                                          amount of premiums you have actually
                                          paid
   Full surrender or termination of your  The lesser of (a) one Federal
    Policy during its 2nd year:           Guideline Annual Premium or (b) the
                                          amount of all premiums you have
                                          actually paid
   Full surrender or termination of your  90% of one Federal Guideline Annual
    Policy during its 3rd through 15th    Premium during Policy year 3, which
    year:                                 percentage declines periodically until
                                          it is 0% during Policy years 16 and
                                          later./5/ (We also will deduct the
                                          amount of any surrender charge
                                          remaining for any specified face
                                          amount increase, as discussed
                                          immediately below.)
   Full surrender or termination of your  An amount of surrender charge that we
    Policy during the 15 years after you  compute on essentially the same basis
    have increased your policy's          as if each such specified face amount
    specified face amount:                increase had been a separate, newly
                                          issued UL 2001 Policy/6/
   Reduction in specified face amount     A pro-rata portion of the surrender
    (i.e. "partial" surrender):           charge that would apply to a full
                                          surrender/7/
   Partial withdrawals of up to 10% of    No surrender charge
    the Policy's cash value/8/ each year:
   Partial withdrawal amounts in excess   A pro-rata portion of the surrender
    of the 10% free withdrawal limit:     charge that would apply to a full
                                          surrender/9/

--------
/1/Charges for any insurance coverage provided by any riders you choose will be included as part of the monthly deduction.
/2/See "Cost of Term Insurance" under "Charges and Deductions" for a more detailed discussion of factors affecting this charge. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.
/3/We will deduct any amount of the first year's administration charges that remain unpaid at the time of any full surrender or other termination of your Policy during its first year.
/4/The Federal Guideline Annual Premium is the amount of the level premium you would need to pay each year for your policy (for Death Benefit Option A and all riders), based on certain assumptions reflected below under "Charges and Deductions--Surrender Charge."
/5/The precise timetable of how this percentage declines over this period is set forth below under "Charges and Deductions--Surrender Charge." Also, during each of these years, the surrender charge is subject to the further limitation that it will never exceed the then-applicable percentage multiplied by the sum of all premiums you have paid to date.
/6/For this purpose, however, premiums paid after the date you apply for the increase will be assumed to be attributable to the original specified face amount and each specified amount increase in the manner reflected below under "Changes and Deductions--Surrender Charge."

/7/If there have been prior face amount increases, we take the reduction in face amount from each increase in reverse chronological order and then from the original specified amount. As we thus cancel each portion of specified face amount, we deduct the amount of any remaining surrender charge associated with that portion.
/8/This limit applies as of the date of the requested withdrawal, which is aggregated for this purpose with all previous withdrawals during the same Policy year.
/9/The amount deducted would be the same proportion of the full surrender charge as the excess withdrawal bears to the Policy's total cash value. If there have been prior face amount increases, this amount is assumed to represent the surrender charge attributable to the most recent increases in reverse chronological order and then to any remaining surrender charge on the Policy's original specified face amount.

Fund Investment Management Fees and Direct Expenses

MetLife receives an investment management fee from the Fund and the Fund incurs direct expenses (see the Fund Prospectus and Statement of Additional Information referred to therein). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of the Fund that correspond to the Separate Account investment divisions you are using. The following sets forth the Fund's fees and expenses for the year ending 12/31/98:

                                             Total                                        Total
                                              1998                                         1998
                          Manage-   Other    Annual                    Manage-   Other    Annual
       Portfolios         ment Fee Expenses Expenses   Portfolios      ment Fee Expenses Expenses
-------------------------------------------------------------------------------------------------
                                                       Neuberger
                                                       Berman
                                                       Partners Mid
State Street Research                                  Cap
 Aggressive Growth(a)       .71%     .04%     .75%     Value(b)(c)       .70%     .89%    1.59%
-------------------------------------------------------------------------------------------------
State Street Research                                  Scudder Global
 Growth(a)                  .48%     .05%     .53%     Equity(a)         .74%     .28%    1.02%
-------------------------------------------------------------------------------------------------
                                                       T. Rowe Price
State Street Research                                  Large Cap
 Diversified(a)             .43%     .05%     .48%     Growth(b)(c)      .70%    1.18%    1.88%
-------------------------------------------------------------------------------------------------
                                                       T. Rowe Price
State Street Research                                  Small Cap
 Income(a)                  .33%     .06%     .39%     Growth(a)         .53%     .14%     .67%
-------------------------------------------------------------------------------------------------
                                                       Lehman
                                                       Brothers
Santander International                                Aggregate Bond
 Stock(a)                   .75%     .27%    1.02%     Index(b)(c)       .25%     .32%     .57%
-------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap                               MetLife
 Value(b)(c)                .75%     .80%    1.55%     Stock Index(c)    .25%     .05%     .30%
-------------------------------------------------------------------------------------------------
                                                       Morgan Stanley
                                                       EAFE
Janus Mid Cap(a)            .72%     .09%     .81%     Index(b)(c)       .30%     .99%    1.29%
-------------------------------------------------------------------------------------------------
Loomis Sayles High Yield                               Russell 2000
 Bond(a)(c)                 .70%     .35%    1.05%     Index(b)(c)       .25%     .70%     .95%

--------
(a)Total annual expenses of these portfolios are expressed as a percentage of average net assets.

(b)These portfolios commenced operations on 11/9/98. Total annual expenses of these portfolios are expressed as a percentage of the year-end net assets. Expenses (other than the management fees) are based on estimated amounts for 1999.
(c)During all or a portion of 1998, we bore all expenses (other than management fees, brokerage commissions, taxes, interest and any non-recurring expenses) in excess of .20% of the net assets for each of these portfolios. Therefore the expenses these Portfolios paid were lower than those indicated in the chart above. The below chart shows the actual expenses for these portfolios:

                               Total 1998                               Total 1998
                                 Annual                      Other        Annual
               Other Expenses   Expenses                   Expenses      Expenses
               After Expense  After Expense              After Expense After Expense
   Portfolio   Reimbursement  Reimbursement  Portfolio   Reimbursement Reimbursement
------------------------------------------------------------------------------------
  T. Rowe           .20%           .90%     Lehman
   Price Large                              Brothers
   Cap Growth                               Aggregate
                                            Bond Index       .23%          .48%
------------------------------------------------------------------------------------
  Loomis            .31%          1.01%
   Sayles High                              Morgan
   Yield Bond                               Stanley EAFE
                                            Index            .25%          .55%
------------------------------------------------------------------------------------
  Harris            .20%           .95%
   Oakmark
   Large Cap                                Russell 2000
   Value                                    Index            .20%          .45%
------------------------------------------------------------------------------------
  Neuberger         .20%           .90%
   Berman
   Partners
   Mid Cap
   Value

Other

Please refer to "Federal Tax Matters-Our taxation" and "Policy Benefits--Cash Value Transfers" for a description of certain charges that we currently do not impose but may impose in the future.

MetLife

We are a mutual life insurance company. We were formed in 1868 in New York and we currently conduct business in all 50 states, the District of Columbia, Puerto Rico and Canada. We are one of the largest financial services companies in the world with many of the largest United States corporations for clients. As of December 31, 1998, we had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $359 billion. We have listed our directors and certain key officers under "Management", and our financial information under "Financial Statements," below.

Giving us requests, instructions or notifications

[SIDEBAR: You can contact us at our Designated Office.]

Contacting us:

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. Our Designated Office is our home office at 1 Madison Avenue, New York, NY 10010. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.

When your requests, instructions and notifications become effective:

 . Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)


 . A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

 . A Valuation Date is:

  . Each day on which the New York Stock Exchange is open for trading.

  . Other days, if we, as the Fund's investment manager, think that there has been a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected.

 . The effective time of premium allocation instructions and transfer requests you make in your Policy application or within 20 days of your Investment Start Date, is the end of the first Valuation Date after that 20 day period. Your Investment Start Date is the date the first net premium is applied to the Fixed Account and is the later of (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.

 . The effective date of your Automated Investment Strategies will be that set forth in the strategy chosen.

Separate Account UL

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.

[SIDEBAR: Each Separate Account investment division invests in a corresponding Portfolio of the Fund.]

The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of the Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

The Fixed Account

The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 3%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account and whether they were premium payments or transfers from the investment divisions. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

The Metropolitan Series Fund, Inc.

[SIDEBAR: You should carefully review the investment objectives, strategies, and risks of each Fund Portfolio, which are contained in the Fund prospectus you have also received.]

The Fund is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. The Fund is divided into Portfolios, each of which represent a different class of stock in which a corresponding investment division of the Separate Account invests. You should read the Fund prospectus, which you have also received. It contains information about the Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio. It also contains information on our different separate accounts and our affiliates that invest in the Fund and the risks related thereto.

As of the end of each Valuation Period, we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:

 . The allocation of net premiums to the Separate Account.

 . Dividends and distributions on Fund shares that are reinvested as of the dates paid (which reduces the value of each share of the Fund, increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).

 . Policy loans and loan repayments allocated to the Separate Account.

 . Transfers to and among investment divisions.

 . Withdrawals and surrenders taken from the Separate Account.

Issuing a Policy

[SIDEBAR: We will issue a Policy to you as owner. You will have all the rights under the Policy including the ability to name a new owner or contingent owner.]

If you want to own a Policy, then you must complete an application, which must be received by the Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.

Generally, we will issue a Policy only for insureds that are age 80 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An "insured" is the person upon whose life we issue the Policy. You do not have to be the insured. For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.

The Date of Policy is usually the date the Policy application is approved. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). We may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application (but not earlier than the date that the application is completed) in order to preserve a younger age for the insured. Your Date of Policy can also be the date the application is completed if you ask us and if we receive a payment of at least $2,500 with the application.

Temporary insurance will be provided for up to 90 days from the date of the application, provided that we receive a payment equal to at least one "check-o-matic" payment and any necessary medical examination has been completed. Even if the insured hasn't completed the medical examination, there will be coverage if the insured dies from an accident within 30 days of the date of the application. The temporary insurance does not cover death by suicide. The temporary insurance provided is equal to the specified face amount applied for up to a maximum of $500,000. There will be no charge for the insurance protection under the temporary insurance.

Insurance coverage under the Policy will begin at the time the Policy is delivered and any temporary insurance that is then in force will end. For coverage to be effective, the insured's health must be the same as stated in the application and, in most states, the insured must not have sought medical advice or treatment after the date of the application.

Policy Benefits

Insurance Proceeds

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death. The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the insured's lifetime. If no selection is made we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:

 . The death benefit under the death benefit option, alternate death benefit or minimum guaranteed death benefit that is then in effect; plus

 . Any additional insurance proceeds provided by rider; minus

 . Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

Death Benefit Options

[SIDEBAR: The Policy generally offers a choice of three death benefit options.]

Generally, you can choose among three options, although the choice may be limited based upon availability in your state and the insured's age. You select which option you want in the Policy application. The three options are:

 . Option A: The death benefit is a level amount and equals the specified face amount of the Policy

 . Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.

 . Option C: The death benefit is designed to increase during your earning years
  (because we assume that your need for life insurance will probably increase during these years) and levels off thereafter. The death benefit is one of two amounts and is available only if insured is age 60 or less when we issue the Policy:

 . CI: the death benefit varies and equals the specified face amount plus the cash value on the date of death, until the insured is age 65.

 . CII: At age 65, the death benefit becomes a level amount equal to the specified face amount under CI plus the cash value at the end of the Valuation Date immediately preceding the date on which the insured became age 65. This new amount then becomes the specified face amount.

There are issues that you should consider in choosing your death benefit option. For example, under Options B and CI, the cash value is added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Options A and CII, for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and CI than under Options A and CII.

You can change your death benefit option after the second Policy year, and thereafter, once in any 12 month period provided that:

 . Your cash surrender value after the change would be enough to pay at least two monthly deductions.

 . The specified face amount continues to be no less than the minimum we allow after a decrease.

 . The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.

 . If the change is to C, the insured is age 60 or less.

[SIDEBAR: You can generally change your death benefit option.]

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request. A change in death benefit will have the following effects on your specified face amount:

 . Change from A or CII to B or CI: The specified face amount will decrease to equal the death benefit less the cash value on the effective date of the change.

 . Change from B or CI to A or CII: The specified face amount will increase to equal the death benefit plus the cash value of the Policy on the effective date of the change.

 . Change from B to CI or A to CII: The specified face amount will remain the same.

Before you change your death benefit option you should consider the following:

 . If the term insurance portion of your death benefit changes, as it may with a change from A or CII to B or CI and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the death benefit levels.

 . The premium requirements for maintaining the guaranteed minimum death benefit may change, which could affect your ability to maintain it.

 . If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "Specified Face Amount," below. These issues include the possibility: that your Policy would become a modified endowment contract; that you would receive a taxable distribution; of an increase or decrease in the monthly administration charge; and of changes in the maximum premium amounts that you can pay.

Alternate Death Benefit

In order to ensure that the Policy qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit option that you chose. The alternate death benefit is as follows:

Age of Insured at Death  40 and  45  50  55  60  65  70 75 to 90  95
                           less
% of Cash Value: *          250 215 185 150 130 120 115      105 100

--------
*For the ages not listed, the percentage decreases by a ratable portion for each full year.

Guaranteed Minimum Death Benefit

[SIDEBAR: The Policy offers a guaranteed minimum death benefit.]

You can choose to have a guaranteed minimum death benefit for one of several specified periods of time, if you meet certain requirements. Generally, the amount of guaranteed minimum death benefit equals the specified face amount of insurance, plus any additional death benefits provided by rider. Availability may be restricted in your state or by the insured's rating class, however.

There is no additional charge for the guarantee, but in order to keep the guarantee in effect, you will need to pay certain minimum premiums, which vary based on many factors (see "Premiums" below). We test the Policy on each monthly anniversary to make sure that you have paid the minimum premiums required to keep the guarantee for the duration you chose. If you haven't made the minimum premium payments, we will tell you and give you 61 days from the monthly anniversary to make any additional payment to keep the guarantee at the then current duration. If we do not receive the required payment, we will reduce the duration of the guarantee to one that the premiums you have paid would support and that would have been available to you. If no shorter duration is available to you, we will terminate the guarantee. A duration cannot be reactivated, once we terminate it.

You can choose one of the following durations for your guaranteed minimum death benefit to be in effect:**

 . For the first five Policy years.

 . To age 65, but only if the insured is age 60 or less when the Policy is issued.

 . To age 75, but only if the insured is age 70 or less when the Policy is issued.

 . To age 85, but only if the insured is age 80 or less when the Policy is issued.
--------
**For Policies issued in New York, the guaranteed minimum death benefit guarantees payment of the specified face amount of insurance only (and not any rider benefits), and the options for the duration of the guarantee are generally: (i) for the first five Policy years; (ii) to age 55 (available only if the insured was between age 18 and age 50 on the date the Policy was issued) or for the first 20 Policy years (if the insured was less than age 18 on the date the Policy was issued); or (iii) to age 65 (available only if the insured was between age 18 and age 60 on the date the Policy was issued).

You must choose the duration of the guaranteed minimum death benefit by the Policy's issue date, or we will assume that you do not want the guarantee. You can reduce the duration by reducing the premiums paid to an amount that will only support a shorter duration. If at the end of the elected duration, your cumulative premiums paid by each monthly anniversary would entitle you to receive a longer duration that would have been available to you, we will increase the duration appropriately.

Specified Face Amount

The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently these amounts are generally:

 . $100,000 for insureds in the preferred rate class

 . $50,000 for most other insureds

 . $25,000 for certain insureds over age 59.

 . $250,000 for most Policies distributed through broker-dealers not affiliated with us.

[SIDEBAR: You can generally increase or decrease your Policy's specified face amount.]

Generally, you may change your specified face amount after the second Policy year, and thereafter, once in any 24 month period, as long as the insured is age 79 or under. Any change will be effective on: (a) the monthly anniversary on or next following the Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.

You are permitted to decrease the specified face amount to as low as $25,000 except that no reduction may decrease the specified face amount below the Minimum Initial Specified Face Amount during the first five Policy years or one half that amount thereafter. These lowest available specified face amount requirements also apply to decreases that result from partial withdrawals. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount.

You may increase the specified face amount only if: (a) the guaranteed minimum death benefit is in effect; or (b) the cash surrender value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Generally, the minimum specified face amount increase is $5,000 ($10,000 for Policies issued in New York). Any increase will require that we receive additional evidence of insurability that is satisfactory to us. We will also impose an underwriting charge.

Before you change your specified face amount you should consider the following:

 . The term insurance portion of your death benefit will likely change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.

 . Reducing your specified face amount in the first 15 Policy years may result in our returning an amount to you which could then be taxed on an income first basis.

 . We will deduct a portion of any applicable surrender charge at the time of any decrease in specified face amount, other than a decrease resulting automatically from a partial withdrawal or from a death benefit option change.

 . We will establish an additional amount of surrender charge at the time of any increase in the specified face amount, other than an increase resulting automatically from a change of death benefit option.

 . The premium requirements for maintaining the guaranteed minimum death benefit will change, which could affect your ability to maintain it.

 . The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease.

 . In some circumstances, that the Policy could become a modified endowment contract.

 . The monthly administration charge may change.

Cash Value

[SIDEBAR: Your Policy is designed to accumulate cash value.]

Your Policy's cash value equals:

 . The Fixed Account cash value, plus

 . The Policy Loan Account cash value, plus

 . The Separate Account cash value.

Your Policy's cash surrender value equals your cash value minus:

 . Any outstanding Policy loans (plus accrued interest);

 . Any surrender charges; and

 . The administration charge for any full Policy month remaining in the first
  Policy year.

The Separate Account cash value allocated to each investment division is calculated as follows:

 . 20 days after your Investment Start Date, we will allocate your cash value among the investment divisions as you requested your net premiums to be allocated in your application.

 . Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:

 . The cash value in the investment division at the beginning of the Valuation
  Period; plus

 . All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus

 . All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus

 . The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus

 . The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

Benefit at Final Date

The Final Date is the Policy anniversary on which the insured is Age 95. We will allow you to extend that date, however, where permitted by state law. If the insured is living on the Final Date, we will pay you the cash value of the Policy, reduced by any outstanding loans (plus accrued interest). You can receive the cash value in a single sum, in an account that earns interest, or under an available income plan.

Optional Benefits Added By Rider

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction. Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure if the benefit is something that you want. You should also consider:

 . The effects on the premium requirements for maintaining the guaranteed minimum death benefit, which could affect your ability to maintain it.

 . That the addition of certain riders can restrict your ability to exercise certain rights under the Policy.

 . That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Policy terminates because of poor investment performance or any other reason, the riders generally will also terminate.

 . The tax consequences. You should also consult with your tax advisor before purchasing one of the riders.

Generally, we currently make the following benefits available by rider:

  . Disability Waiver of Premium Benefit/1/  .Children's Term Insurance Benefit
-------------------------------------------------------------------------------
  . Disability Waiver of Monthly Deduction   .Spouse Term Insurance Benefit
    Benefit/2/
-------------------------------------------------------------------------------
  . Accidental Death Benefit                 .Accelerated Death Benefit/3/

--------
/1/This rider is designed for owners who seek to build cash value or maintain the guaranteed minimum death benefit during a period of disability. In order to qualify for this rider, you must maintain a premium level equal to that required under the rider. Otherwise, the rider will operate like the Disability Waiver of Monthly Deduction benefit rider, which in some cases could increase the cost of the rider. The selected premium level will not necessarily be sufficient to keep the Policy in force to the Final Date. Therefore, the Policy could terminate, unless a guaranteed minimum death benefit is in effect.
/2/An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Policy's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.
/3/Payment under this rider may affect eligibility for benefits under state or federal law.

Income Plans

[SIDEBAR: Generally, you can receive the Policy's insurance proceeds, amounts payable at the Final Date or amounts paid upon surrender under an income plan instead of in a lump sum.]

Before you purchase an income plan you should consider:

 . The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

 . That your Policy will terminate at the time you purchase an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.

 . That these plans do not have a variable investment return.

Generally, we currently make the following income plans available:

  . Interest income                  .Installment Income for a Stated Period
----------------------------------------------------------------------------
  . Installment Income for a Stated  . Single Life Income--Guaranteed
    Amount                             Payment Period
----------------------------------------------------------------------------
  . Joint and Survivor Life Income   .Single Life Income--Guaranteed Return

Policy Rights

Cash Value Transfers

[SIDEBAR: You can transfer your cash value among the investment divisions and the Fixed Account at any time beginning 20 days after the Investment Start Date.]

The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time, but we do reserve the right to limit transfers to four per Policy year and to limit transfers from the Fixed Account to one each year on the Policy anniversary date. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.

 . Automated Investment Strategies: You can choose one of five currently available strategies. You can also change or cancel your choice at any time.

 . Equity Generator: allows you to transfer the interest earned on amounts in the Fixed Account in any Policy month equal to at least $20 to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.

 . Equalizer: allows you to periodically equalize amounts in your Fixed
   Account and either the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. We currently make equalization at the end of each calendar quarter. We will terminate this strategy if you make a transfer out of the investment division or the Fixed Account that isn't part of the strategy. You may then reelect the Equalizer on your next Policy anniversary.

 . Rebalancer: allows you to periodically redistribute amounts in the Fixed
   Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution at the beginning of each calendar quarter.

 . Allocator: allows you to systematically transfer money from the Fixed
   Account to any investment division(s). You must have enough cash value in the Fixed Account to enable the election to be in effect for three months. The election can be to transfer each month:

  . A specific amount until the cash value in the Fixed Account is exhausted,

  . A specific amount for a specific number of months, or

  . Amounts in equal installments until the total amount you have requested has been transferred.

 . Index Selector: Allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, 100% of your cash value will be allocated among the Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, MetLife Stock Index and Russell 2000 Index investment divisions and the Fixed Account. Each quarter we will redistribute amounts in the Fixed Account and investment divisions in the same proportion as you originally requested. We may, in the future, change the available models and allow you to allocate less than 100% to this strategy. Before electing this strategy, you should consider the fact that investment returns using this strategy may be more volatile than the other strategies.

 . Transfers by Telephone: We may, if permitted by state law, allow you to make transfer requests, changes to Automated Investment Strategies and allocations of future net premium by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures apply:

 . We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.

 . We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.

 . All telephone calls will be recorded.

 . You will receive a written confirmation of any transaction.

 . Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

 . You should contact our Designated Office with any questions regarding the procedures.

Loan Privileges

[SIDEBAR: You can borrow from us and use your Policy as security for the loan.]

The amount of each loan must be:

 . At least $500.

 . The cash surrender value less two monthly deductions, or, if greater, 75% of the cash surrender value (unless your Policy tells you that state law requires a different percentage to be applied) when added to all other outstanding Policy loans.

As of your loan request's Date of Receipt, we will:

 . Remove an amount equal to the loan first from your cash value in the Fixed
  Account. If an additional amount is required, we will remove it from the cash value in the investment divisions of the Separate Account in the same proportion as your cash value is then allocated.

 . Transfer such cash value to the Policy loan account, where it will be credited with interest at the rate of 4% per year. At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we allocate monthly deductions.

 . Charge you interest, which will accrue daily at a rate of 6% per year (which is the maximum rate we will ever charge). We currently intend to (but don't guarantee that we will) reduce this rate to 4.6% after the 10th Policy year. Your interest payments are due at the end of each Policy year and if you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to your voluntary planned periodic premium, or $50, if less. Any payments we receive while a loan (plus accrued interest) is outstanding, will be applied first to repaying the loan, and, if any amounts remain after repayment, they will be considered premium. Even though we will repay the loan with these payments, we will still consider them as premium payments for purpose of maintaining your guaranteed minimum death benefit. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated.

Before taking a Policy loan you should consider the following:

 . Interest payments on loans are generally not deductible for tax purposes.

 . Under certain situations, Policy loans could be considered taxable distributions.

 . If you surrender your Policy or if we terminate your Policy, or at the Final
  Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. (See "Federal Tax Matters--The Policy--Loans" below.)

 . A policy loan increases the chances of our terminating your policy due to insufficient cash value. Unless the guaranteed minimum death benefit is in effect, we will terminate your Policy with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.

 . Your Policy's death benefit will be reduced by any unpaid loan (plus accrued interest).

Surrender and Withdrawal Privileges

[SIDEBAR: You can surrender your Policy for its cash surrender value.]

We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals after the second Policy year if:

 . The withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions.

 . The withdrawal is at least $500.

 . The withdrawal would not result in your specified face amount falling below the minimum allowable amount, as described under "Specified Face Amount," above.

 . The withdrawal would not result in total premiums paid exceeding the then current maximum premium limitation determined by the Internal Revenue Code rules.

If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the investment divisions in the same way we allocate the monthly deduction.

Before surrendering your Policy or requesting a partial withdrawal you should consider the following:

 . Surrender charges may apply.

 . Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties.

 . Your Policy could become a modified endowment contract.

 . For partial withdrawals, your death benefit will decrease by the amount of the withdrawal (for options A and CI, your specified face amount will also decrease, generally by the amount of the withdrawal).

 . Any withdrawal that causes the specified face amount to decrease could cause an increase in the monthly administrative charge.

 . In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

Exchange Privilege

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. There is currently no charge on transfers. Even if we do have a transfer charge in the future, such charge will never be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

Payment and Allocation of Premiums

Premiums

Unless your Policy has a guaranteed minimum death benefit in effect, the payment of premiums won't guarantee that your Policy will remain in force. Rather, this depends on your Policy's cash surrender value.

Paying Premiums

[SIDEBAR: You can make voluntary planned periodic premium payments and unscheduled premium payments.]

You can make premium payments, subject to certain limitations discussed below, through the:

 . Voluntary planned periodic premium schedule: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; (c) periodic automatic pre-authorized transfers from your checking account ( "check-o-matic"); (d) systematic through payment plans that your employer makes available; or (e) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned period premium schedule.

 . Unscheduled premium payment option: You can make premium payments at any time.

Paying Premiums to Maintain the Guaranteed Minimum Death Benefit

You can pay certain levels of premiums that entitle you to a guaranteed minimum death benefit for a specified period of time. To keep the guarantee you will need to pay these premium levels for the entire duration of the guarantee. We will test your Policy on each monthly anniversary to verify that you have paid the minimum premium (after taking into account partial withdrawals and outstanding Policy loans) to keep the guarantee in force.

The level of premium to keep the guaranteed minimum death benefit in effect varies based on several factors including:

 . Duration of the guarantee (generally higher levels are required for longer durations).

 . Specified face amount (generally higher levels are required for higher amounts).

 . Smoking class and underwriting class (generally higher levels are required for classes that we consider to pose a greater mortality risk ).

 . Death benefit option (generally higher levels are required for death benefit options B and CI).

 . Policy riders (generally higher levels are required if you have riders in force).

Maximum and Minimum Premium Payments

 . During the first Policy year you must pay an amount of premium that we call the minimum initial premium or we will terminate your Policy after the grace period.

 . After the first Policy year, your voluntary planned periodic payments must be at least:

 . $200 annually (except that some Policies distributed by certain brokers must be at least $2,500)

 . $100 semi-annually

 . $15 on a "check-o-matic" or other systematic payment schedule.

 . Unscheduled premium payments must be at least $250 each.

 . You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status.

Allocating Net Premiums

[SIDEBAR: Net premiums are your premiums minus the charges deducted from your premiums.]

We will allocate your net premiums to the Fixed Account from the Investment Start Date until 20 days after such date. We will then allocate your cash value according to your net premium allocation instructions in your application. You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. The percentage of your net premium allocation into each of these investment options must be a minimum of 1% and in whole numbers. You can change your allocations (effective after the 20th day referred to above) at any time by giving us written notification at our Designated Office or in another manner that we permit.

Policy Termination and Reinstatement

Termination: We will terminate your Policy without any cash surrender value if:

 . The cash surrender value is less than the monthly deduction;

 . No minimum guaranteed death benefit is in effect; and

 . We do not receive a sufficient premium payment within the 61-day grace period to cover the monthly deduction. We will mail you notice if any grace period starts.

Reinstatement: Upon your request, we will reinstate your Policy (without reinstating the guaranteed minimum death benefit or any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. You also must provide us:

 . A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).

 . Evidence of insurability that we find satisfactory.

 . An additional premium amount that the Policy prescribes for this purpose.

Charges and Deductions

The Policy charges compensate us for our expenses and risks. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policies. The following sets forth additional information about some (but not all) of the Policy charges.

[SIDEBAR: Carefully review the "Table of Charges and Expenses" in the "Summary", which sets forth the charges that you pay under your Policy.]

Charge for average expected state taxes attributable to premiums: We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

Charges included in the Monthly Deduction: At issue, or within 30 days of any Policy anniversary, you can choose to have the monthly deduction taken from either: (a) the Fixed Account and each investment division in which you have cash value in the same proportion as your cash value is allocated among these options at the beginning of the policy month; or (b) if there is sufficient cash value, entirely from your Fixed Account. If no election is made or if amounts in the Fixed Account are insufficient, we will take the monthly deduction in accordance with (a). We deduct the monthly deductions as of each monthly anniversary beginning as of the Date of Policy.

 . Cost of term insurance: This charge varies monthly based on many factors.
  Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount.

 . The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit you choose (generally, the term insurance amount will be higher for options B and CI).

 . The term insurance rate is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age and rate class. The rates will never exceed the guaranteed rates, which are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex, age and smoking status. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured's age increases.

  . Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and if the insured is 18 or older, we divide rate class by smoking status). The insured's rate class will affect your cost of term insurance. You can also have more than one rate class in effect, if the insured's rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.

 . Administration charge: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Policy, and in the first year, also include our underwriting and start-up expenses.

 . Mortality and expense risk charge: We make this monthly charge primarily to compensate us for:

  . mortality risks that insureds may live for a shorter period than we expect; and

  . expense risks that our issuing and administrative expenses may be higher than we expect.

If our estimates are correct, we will realize a profit from this charge, otherwise, we could incur a loss.

Surrender charge

[SIDEBAR: Your Policy sets forth the maximum surrender charges to which your cash value could be subject.]

The method by which we calculate the surrender charges that apply under certain circumstances is complex, because they are based on several factors that are specific to your Policy. You can request a personalized illustration that will show you how this charge (along with other charges plus your loans and accrued interest) affect your cash surrender value. We have summarized the basic principles used to determine the surrender charges in the table that appears under "Summary--Table of Charges and Expenses." The discussion that follows gives additional detail on how we calculate surrender charges.

In order to determine the Surrender Charge, we first determine the:

 . Surrender Charge Measure, which is:

 . For the first Policy year the lesser of:

   (A) actual cumulative premiums paid; and

   (B) the Maximum Surrender Charge Premium.

 . For the second Policy year and later Policy years, the lesser of:

   (A) actual cumulative premiums paid within the first two Policy years;
      and

   (B) the Maximum Surrender Charge Premium.

 .Increase Surrender Charge Measure, which is:

 . For the first year following the increase, the lesser of:

   (A) the amount by which the actual cumulative premiums paid within twelve months following the date of the application for the specified face amount increase exceeds the sum of:

     (i) the Surrender Charge Measure for the first Policy year, plus

     (ii) the Increase Surrender Charge Measure for the first year following any prior increases; and

   (B) the Maximum Surrender Charge Premium at the time of the increase.

 . For the second Policy year and later following the increase, the lesser of:

   (A) the amount by which actual cumulative premiums paid within twenty-four months following the date of the application for the specified face amount increase exceeds the sum of:

     (i) the Surrender Charge Measure for the second Policy year, plus

     (ii) the Increase Surrender Charge Measure for the second year following any prior increases; and

   (B) the Maximum Surrender Charge Premium for the second Policy year following the increase.

 . Maximum Surrender Charge Premium, which is the amount determined at issue (or for a specified face amount increase, at the time of the increase) which will not exceed:

 . For the first Policy year, or the first year after the increase, 75% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue, or at the time of the increase, respectively; and

 . For the second Policy year and thereafter, or the second and later years after the increase, 100% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue or at the time of the increase.

[SIDEBAR: There is no surrender charge on partial withdrawals of up to 10% of the Policy's Cash Value each year.]

 . Federal Guideline Annual Premium, which is the level annual amount of premium that you would need to pay through the Final Date of your Policy for the specified face amount of your Policy if we set your premiums both as to timing and amount, based on:

 . the 1980 Commissioners Standard Ordinary Mortality Tables;

 . net investment earnings at an annual effective rate of 4%; and

 . fees and charges as set forth in your Policy and Policy riders.

This premium is based on the insured's age, sex, smoking status and rate class and is generally higher for older ages, for males, for smokers and for those in a higher rate class.

Using the above determinations, we will then compute the full surrender charge by first locating the Policy year in the table below that contains the date as of which we are computing the charge. Then we multiply the indicated percentage by the then-applicable Surrender Charge Measure. This gives us the surrender charge for the initial specified face amount. We compute the surrender charge for each specified face amount increase that is then in effect by a similar method, except that we multiply the percentage for the actual year following the date of the increase by the Increase Surrender Charge Measure for that increase. By totaling the surrender charge we compute for the original specified face amount with any that we compute for each specified face amount increase, we arrive at the full surrender charge.

  Policy year
  (or actual
  year since
  Specified
  Face Amount                                                               16 and
  Increase)      1   2   3   4   5  6*   7   8   9  10  11  12  13  14  15  later
----------------------------------------------------------------------------------
  % of Measure  100 100  90  80  70  60  54  48  42  36  30  24  18  12   6    0

*After the fifth year, the surrender charges will decrease each Policy month.

We deduct any surrender charge that results from a partial withdrawal or specified face amount decrease from the same sources as we take the monthly deduction. If the cash value is insufficient, we reduce the amount we pay you. Because of the surrender charge, your Policy will probably not have any cash surrender value for at least the first Policy year unless you pay significantly more than the Minimum Initial Premium. Since the Surrender Charge Measure and Increase Surrender Charge Measure are capped at the end of the first two Policy years after issue, and after increase in specified face amount, respectively, you may be able to limit your surrender charges by limiting your premium payments to levels necessary to keep the Policy and the guaranteed minimum death benefit in effect.

Federal Tax Matters

The following is a brief summary of some tax rules that may apply to your Policy. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy.

The Policy


[SIDEBAR: You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy.]

Insurance proceeds

 . Generally excludable from your beneficiary's gross income.

 . The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

 . If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

 . Whether or not any federal estate tax is due is based on a number of factors including the estate size.

Cash value (if your Policy is not a modified endowment contract)

 . You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid). Finally, if your Policy is part of a collateral assignment equity split dollar arrangement, there is a risk that increases in cash value may be taxed annually.

Loans

 . loan amounts received will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract or terminates.

 . Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

 . If your Policy terminates (upon surrender, cancellation, lapse or the Final
   Date) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution.

Modified Endowment Contracts

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If your Policy is considered a modified endowment contract the following applies:

 . The death benefit will generally be income tax free to your beneficiary, as discussed above.

 . Amounts withdrawn or distributed before the insured's death, including loans, assignments and pledges, are treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.


 . An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.

Diversification

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

Changes to tax rules and interpretations

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

 . Possible taxation of cash value transfers.

 . Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

 . Possible limits on the number of investment funds available or the frequency of transfers among them.

 . Possible changes in the tax treatment of Policy benefits and rights.

Our taxation

We don't expect to, incur federal, state or local taxes upon the earnings or realize capital gains attributable to the Separate Account. If we do incur such taxes at some time in the future, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

Showing Performance

We may advertise or otherwise show:

 . Investment division performance ranking and rating information as it compares among similar investments as compiled by independent organizations.

 . Comparisons of the investment divisions with performance of similar investments and appropriate indices.

 . Our insurance company ratings that are assigned by independent rating agencies and that are relevant when considering our ability to honor our guarantees.

 . Personalized illustrations based on historical Separate Account performance.

Rights We Reserve

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:

 . Operating the Separate Account in any other form that is permitted by applicable law.

 . Changes to obtain or continue exemptions from the 1940 Act.

 . Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.

 . Substituting Fund shares in an investment division for shares of another portfolio of the Fund or another fund or investment permitted by law.

 . Changing the way we assess charges without exceeding the aggregate amount of the Policy's guaranteed maximum charges.

 . Making any necessary technical changes to the Policy to conform it to the changes we have made.

Other Policy Provisions

[SIDEBAR: Carefully review your Policy which contains a full discussion of all its provisions.]

You should read your Policy for a full discussion of its provisions. The following is a brief discussion of some of the provisions that you should consider:

Free Look Period

You can return the Policy during this period. The period is the later of:

 . 10 days after you receive the Policy (unless state law requires your Policy to specify a longer specified period); and

 . 45 days after we receive Part A of the completed application.

If you return your Policy, we will send you a complete refund of any premiums paid within seven days.

Incontestability

We will not contest:

 . Your Policy after 2 Policy years from issue or reinstatement (excluding riders added later).
 . An increase in a death benefit after it has been in effect for two years.

Suicide

If the insured commits suicide within the first two Policy years (or another period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.

Age and Sex

We will adjust benefits to reflect the correct age and sex of the insured, if this information isn't correct in the Policy application.

Assignment

You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any assignment.

Payment and Deferment

[SIDEBAR: Under certain situations, we may defer payments.]

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

 . The New York Stock Exchange has an unscheduled closing.

 . There is an emergency so that we could not reasonably determine the investment experience of a Policy.

 . The Securities and Exchange Commission by order permits us do so for the protection of Policy owners (provided that the delay is permitted under New York State insurance law and regulations).

 . With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.

 . We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 6% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

Dividends

The Policy is "nonparticipating," which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

Sales and Administration of the Policies

[SIDEBAR: We perform the sales and administrative services for the Policies.]

We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy and other variable life insurance and variable annuity contracts issued by our subsidiary and us. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. We are an investment manager to the Fund and may also provide advisory services to other clients.

Computer Systems

We use computer systems to process Policy transactions and valuations. These systems need to be adjusted to be able to continue to administer the Policies beginning January 1, 2000. As is the case with most systems conversion projects, risks and uncertainties exist due, in part to reliance on third party vendors and a project could be delayed. Although we cannot give you assurances, we are devoting substantial resources necessary to make these systems modifications and expect that necessary changes will be completed on time and in a way that will result in no disruption to Policy servicing operations.

Bonding

Our directors officers and employees are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

Distributing the Policies

We sell the Policies through licensed life insurance sales representatives:

 . Registered through us.

 . Registered through other broker-dealers, including a wholly owned subsidiary.

Commissions

We pay commissions to representatives (or the broker-dealers through which they are registered) for the sale of our products. The commissions do not result in a charge against the Policy in addition to the charges already described elsewhere in this Prospectus. We paid no commissions in 1996 or 1997 on the Policies, because the product was not sold before 1998. Commissions paid in 1998 totaled $4,514,429. Maximum commissions are:

 . First Policy Year:

 . 50% of the lesser of :

  (i) Actual premiums paid in the first year;

  (ii) The initial voluntary planned periodic premium for the first year; and

  (iii) The annual premium necessary to keep the longest duration of the guaranteed minimum death benefit effective for a like Policy with Option A and the preferred nonsmoking rating class for standard risks (or the actual rating class for other risks) in place; plus

 . 50% of the lesser of :

  (i) the amount by which premiums paid in the first 12 months following the application to increase the specified face amount exceed the cumulative amount of premiums on which a 50% commission has previously been paid; and

  (ii) the portion of (iii) above, computed using the difference between the old and new specified face amounts and rating information of the insured at the time of the increase; plus

 . 3% of amounts not eligible for the above commission schedules.

 . Policy Years 2-4: 5% of premiums paid in the Policy year.

 . Policy Years 5-10: A servicing fee of 2% of premiums paid in the Policy year.

 . Policy Years 11 and later: A servicing fee of 1% of premiums paid in the Policy year.

We also pay the sales manager of a sales representative employed by us an override commission based on many factors including the commissions paid to the representative who sold the Policy and to other representatives the sales manager supervises.

Voting Rights

[SIDEBAR: You can give us voting instructions on shares of each Fund Portfolio that are attributed to your Policy.]

The Fund has shareholder meetings from time to time to, for example, elect directors and approve investment managers. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in the Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Policy owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:

 . Your Policy's cash value in the corresponding investment division; by

 . The net asset value of one share of that Portfolio.

We will count fractional votes.

If we do not receive timely voting instructions from Policy owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

Reports

Generally, you will promptly receive statements confirming your significant transactions such as:

 . Change in specified face amount.

 . Change in death benefit options.

 . Changes in guarantees.

 . Transfers among investment divisions (including those through Automated
  Investment Strategies, which are confirmed quarterly).

 . Partial withdrawals.

 . Loan amounts you request.

 . Loan repayments and premium payments.

If your premium payments are made through check-o-matic or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement within 30 days after a Policy year that will summarize the year's transactions and include information on:

 . Deductions and charges.

 . Status of the death benefit.

 . Cash and cash surrender values.

 . Amounts in the investment divisions and Fixed Account.

 . Status of Policy loans.

 . Automatic loans to pay interest.

 . Information on your modified endowment contract status (if applicable).

We will also send you the Fund's annual and semi-annual reports to shareholders.

Illustration of Policy Benefits

[SIDEBAR: Personalized illustrations can help you understand how your Policy values can vary.]

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the specified face amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

Getting More Information

We are regulated by the New York Insurance Department and periodically are examined by them. We are also subject to the laws and regulations of all the jurisdictions in which we do business and, if required, we have filed the Policy for approval in every jurisdiction in which the Policy is sold. The Policy and /or the guaranteed minimum death benefit may not be available in every jurisdiction. You should ask your sales representative whether the Policy is available in your jurisdiction.

We file annual statements on our operations, including financial statements, with insurance departments of various jurisdictions so that they can review our solvency and compliance with applicable laws and regulations. You can review these statements which are available at the offices of the various insurance departments.

This Prospectus is part of a registration statement that we filed with the Securities and Exchange Commission under the Securities Act of 1933. The registration statement includes additional information, amendments and exhibits. You can get this information from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

 . Securities and Exchange Commission
 Public Reference Room
 Washington, D.C. 20549
 Call 1-800-SEC-0330 (for information about using the Public Reference Room) Internet site: http://www.sec.gov

Legal, Accounting and Actuarial Matters

Christopher P. Nicholas, Associate General Counsel at MetLife, has passed upon the legality of the Policies. Messrs. Freedman, Levy Kroll & Simonds, Washington, D.C., have advised us on certain matters relating to the federal securities laws.

Deloitte & Touche LLP, independent auditors, audited the financial statements included in this Prospectus, as stated in their reports appearing herein. The financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

Marian Zeldin, FSA, MAAA, Vice-President and Actuary of MetLife, has examined actuarial matters included in the registration statement, as stated in her opinion filed as an exhibit to the registration statement.

Management

The present directors and the senior officers and secretary of MetLife are listed below, together with certain information concerning them:

Directors, Officers-Directors


                       Principal Occupation &                       Positions and Offices
  Name                 Business Address                                 with MetLife
-------------------------------------------------------------------------------------------------
  Curtis H. Barnette   Chairman and Chief Executive Officer Director
                       Bethlehem Steel Corp.
                       1170 Eight Ave. -- Martin Tower 2118
                       Bethlehem, PA 18016
-------------------------------------------------------------------------------------------------
  Robert H. Benmosche  Chairman of the Board, President and Chairman of the Board, President,
                       Chief Executive Officer              Chief Executive Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Gerald Clark         Vice Chairman of the Board and       Vice Chairman of the Board,
                       Chief Investment Officer             Chief Investment Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Joan Ganz Cooney     Chairman, Executive Committee        Director
                       Children's Television Workshop
                       One Lincoln Plaza
                       New York, NY 10023
-------------------------------------------------------------------------------------------------
  Burton A. Dole, Jr.  Retired Chairman, President and      Director
                       Chief Executive Officer
                       Puritan Bennett
                       Overland Park, KS
-------------------------------------------------------------------------------------------------
  James R. Houghton    Chairman of the Board Emeritus       Director
                       and Director
                       Corning Incorporated
                       80 East Market Street, 2nd Floor
                       Corning, NY 14830
-------------------------------------------------------------------------------------------------
  Harry P. Kamen       Chairman and                         Director
                       Chief Executive Officer (Retired)
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Helene L. Kaplan     Of Counsel                           Director
                       Skadden Arps, Slate, Meagher & Flom
                       919 Third Ave.
                       New York, NY 10022
-------------------------------------------------------------------------------------------------
  Charles M. Leighton  Retired Chairman and                 Director
                       Chief Executive Officer
                       CML Group, Inc.
                       Bolton, MA 01720
-------------------------------------------------------------------------------------------------
  Allen E. Murray      Retired Chairman of the Board and    Director
                       Chief Executive Officer
                       Mobil Corporation
                       375 Park Ave., Suite 2901
                       New York, NY 10163
-------------------------------------------------------------------------------------------------
  Stewart Nagler       Vice Chairman of the Board and       Vice Chairman of the Board and
                       Chief Financial Officer              Chief Financial Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Avenue
                       New York, NY 10010

                          Principal Occupation &                Positions and Offices
  Name                    Business Address                          with MetLife
-------------------------------------------------------------------------------------
  John J. Phelan, Jr.     Retired Chairman and                  Director
                          Chief Executive Officer
                          New York Stock Exchange, Inc.
                          P.O. Box 312
                          Mill Neck, NY 11765
-------------------------------------------------------------------------------------
  Hugh B. Price           President and Chief Executive Officer Director
                          National Urban League, Inc.
                          12 Wall Street
                          New York, NY 10005
-------------------------------------------------------------------------------------
  Robert G. Schwartz      Retired Chairman of the Board,        Director
                          President and Chief Executive Officer
                          Metropolitan Life Insurance Company
                          200 Park Ave., Suite 5700
                          New York, NY 10166
-------------------------------------------------------------------------------------
  Ruth J. Simmons, Ph.D.  President                             Director
                          Smith College
                          College Hall 20
                          Northhampton, MA 01063
-------------------------------------------------------------------------------------
  William C. Steere, Jr.  Chairman of the Board and             Director
                          Chief Executive Officer
                          Pfizer, Inc.
                          235 East 42nd Street
                          New York, NY 10017

  Name of Officer*         Position with Metropolitan Life
---------------------------------------------------------------------------------------
  Robert H. Benmosche      Chairman of the Board, President and Chief Executive Officer
---------------------------------------------------------------------------------------
  Gerald Clark             Vice Chairman of the Board
---------------------------------------------------------------------------------------
  Stewart G. Nagler        Vice Chairman of the Board
---------------------------------------------------------------------------------------
  Gary A. Beller           Senior Executive Vice-President and General Counsel
---------------------------------------------------------------------------------------
  C. Robert Henrikson      Senior Executive Vice-President
---------------------------------------------------------------------------------------
  William J. Toppeta       Senior Executive Vice-President
---------------------------------------------------------------------------------------
  John H. Tweedie          Senior Executive Vice-President
---------------------------------------------------------------------------------------
  Daniel J. Cavanagh       Executive Vice-President
---------------------------------------------------------------------------------------
  Jeffrey J. Hodgman       Executive Vice-President
---------------------------------------------------------------------------------------
  Terence I. Lennon        Executive Vice-President
---------------------------------------------------------------------------------------
  David A. Levene          Executive Vice-President
---------------------------------------------------------------------------------------
  John D. Moynahan, Jr.    Executive Vice-President
---------------------------------------------------------------------------------------
  Judy E. Weiss            Executive Vice-President and Chief Actuary
---------------------------------------------------------------------------------------
  Alexander D. Brunini     Senior Vice-President
---------------------------------------------------------------------------------------
  Jon F. Danski            Senior Vice-President and Controller
---------------------------------------------------------------------------------------
  Richard M. Blackwell     Senior Vice-President
---------------------------------------------------------------------------------------
  James B. Digney          Senior Vice-President
---------------------------------------------------------------------------------------
  William T. Friedman      Senior Vice-President
---------------------------------------------------------------------------------------
  Ira Friedman             Senior Vice-President
---------------------------------------------------------------------------------------
  Anne E. Hayden           Senior Vice-President
---------------------------------------------------------------------------------------
  Sybil C. Jacobsen        Senior Vice-President
---------------------------------------------------------------------------------------
  Joseph W. Jordan         Senior Vice-President
---------------------------------------------------------------------------------------
  Kernan F. King           Senior Vice-President
---------------------------------------------------------------------------------------
  Nicholas D. Latrenta     Senior Vice-President
---------------------------------------------------------------------------------------
  Leland C. Launer, Jr.    Senior Vice-President
---------------------------------------------------------------------------------------
  Gary E. Lineberry        Senior Vice-President
---------------------------------------------------------------------------------------
  James L. Lipscomb        Senior Vice-President
---------------------------------------------------------------------------------------
  William Livesey          Senior Vice-President
---------------------------------------------------------------------------------------
  James M. Logan           Senior Vice-President
---------------------------------------------------------------------------------------
  Eugene Marks, Jr.        Senior Vice-President
---------------------------------------------------------------------------------------
  William R. Prueter       Senior Vice-President
---------------------------------------------------------------------------------------
  Joseph A. Reali          Senior Vice-President
---------------------------------------------------------------------------------------
  Vincent P. Reusing       Senior Vice-President
---------------------------------------------------------------------------------------
  Felix Schirripa          Senior Vice-President
---------------------------------------------------------------------------------------
  Robert E. Sollmann, Jr.  Senior Vice-President
---------------------------------------------------------------------------------------
  Thomas L. Stapleton      Senior Vice-President and Tax Director
---------------------------------------------------------------------------------------
  James F. Stenson         Senior Vice-President
---------------------------------------------------------------------------------------
  Stanley J. Talbi         Senior Vice-President
---------------------------------------------------------------------------------------
  Richard R. Tartre        Senior Vice-President
---------------------------------------------------------------------------------------
  James A. Valentino       Senior Vice-President
---------------------------------------------------------------------------------------
  Lisa M. Weber            Senior Vice-President
---------------------------------------------------------------------------------------
  William J. Wheeler       Senior Vice-President and Treasurer
---------------------------------------------------------------------------------------
  Anthony J. Williamson    Senior Vice-President
---------------------------------------------------------------------------------------
  Louis J. Ragusa          Vice-President and Secretary

------------
* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the Americana Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terrence
  I. Lennon has been an officer of Metropolitan since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. Richard R. Tartre has been an officer of Metropolitan Life since January 13, 1997, prior thereto, he was President and CEO of Astra Management Corp. William J. Wheeler became an officer of Metropolitan Life since October 13, 1997; prior thereto, he was Senior Vice-President, Investment Banking of Donaldson, Lufkin and Jenrette. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto, she was a Director of Diversity Strategies and Development and an Associate Director of Human Resources of Paine Webber. John F. Danski has been an officer of Metropolitan Life since March 25, 1998; prior thereto, he was Senior Vice-President, Controller and General Auditor at ITT Corporation. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1998, and the related statements (i) of operations for the year ended December 31, 1998 and of changes in net assets for the years ended December 31, 1998 and 1997 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index and Santander International Stock Divisions and (ii) of operations for the year ended December 31, 1998 and of changes in net assets for the year ended December 31, 1998 and for the period March 3, 1997 (commencement of operations) to December 31, 1997 of the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL at December 31, 1998 and the results of their operations and the changes in their net assets for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York

March 15, 1999

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                                              State Street
                          State Street State Street State Street State Street   Research     MetLife      Santander
                            Research     Research     Research     Research    Aggressive     Stock     International
                             Growth       Income    Money Market Diversified     Growth       Index         Stock
                            Division     Division     Division     Division     Division     Division     Division
                          ------------ ------------ ------------ ------------ ------------ ------------ -------------
ASSETS:
Investments in
 Metropolitan Series
 Fund,Inc. at Value
 (Note 1A):
State Street Research
 Growth Portfolio
 (8,991,252 shares; cost
 $262,836,766)..........  $333,575,453         --           --            --           --           --           --
State Street Research
 Income Portfolio
 (4,419,504 shares; cost
 $56,262,271)...........           --  $56,481,257          --            --           --           --           --
State Street Research
 Money Market Portfolio
 (2,150,767 shares; cost
 $22,944,978)...........           --          --   $22,265,813           --           --           --           --
State Street Research
 Diversified Portfolio
 (11,376,036 shares;
 cost $184,766,024).....           --          --           --   $209,205,308          --           --           --
State Street Research
 Aggressive Growth
 Portfolio (5,227,911
 shares; cost
 $136,845,160)..........           --          --           --            --  $154,380,221          --           --
MetLife Stock Index
 Portfolio (4,498,549
 shares; cost
 $118,596,732)..........           --          --           --            --           --  $159,158,678          --
Santander International
 Stock Portfolio
 (2,566,510 shares; cost
 $32,397,518)...........           --          --           --            --           --           --   $36,290,449
Loomis Sayles High Yield
 Bond Portfolio (303,096
 shares; cost
 $3,041,405)............           --          --           --            --           --           --           --
Janus Mid Cap Portfolio
 (1,214,612 shares; cost
 $16,647,482)...........           --          --           --            --           --           --           --
T. Rowe Price Small Cap
 Growth Portfolio
 (1,084,560 shares; cost
 $12,826,959)...........           --          --           --            --           --           --           --
Scudder Global Equity
 Portfolio (671,753
 shares; cost
 $7,767,908)............           --          --           --            --           --           --           --
                          ------------ -----------  -----------  ------------ ------------ ------------  -----------
 Total Assets...........   333,575,453  56,481,257   22,265,813   209,205,308  154,380,221  159,158,678   36,290,449
LIABILITIES.............     1,013,304      41,286        5,651       384,868      298,061      292,002       37,716
                          ------------ -----------  -----------  ------------ ------------ ------------  -----------
NET ASSETS..............  $332,562,149 $56,439,971  $22,260,162  $208,820,440 $154,082,160 $158,866,676  $36,252,733
                          ============ ===========  ===========  ============ ============ ============  ===========

                       See Notes to Financial Statements.

  Loomis                                                T. Rowe
  Sayles                                                 Price                         Scudder
High Yield               Janus                         Small Cap                        Global
   Bond                 Mid Cap                         Growth                          Equity
 Division              Division                        Division                        Division
----------            -----------                     -----------                     ----------
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
$2,542,977                    --                              --                             --
       --             $21,170,685                             --                             --
       --                     --                      $13,329,240                            --
       --                     --                              --                      $8,316,299
----------            -----------                     -----------                     ----------
 2,542,977             21,170,685                      13,329,240                      8,316,299
     3,066                 44,138                          23,779                         13,441
----------            -----------                     -----------                     ----------
$2,539,911            $21,126,547                     $13,305,461                     $8,302,858
==========            ===========                     ===========                     ==========

                     Metropolitan Life Separate Account UL

                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1998

                                                                              State
                             State      State        State        State       Street
                             Street     Street       Street       Street    Research     MetLife     Santander
                           Research    Research     Research    Research   Aggressive     Stock    International
                            Growth      Income    Money Market Diversified   Growth       Index        Stock
                           Division    Division     Division    Division    Division    Division     Division
                          ----------- ----------  ------------ ----------- ----------- ----------- -------------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $30,285,471 $4,298,707   $1,166,116  $19,448,803 $ 8,619,767 $ 6,486,305  $  404,896
Expenses:
 Mortality and expense
  charges
  (Note 3)..............    2,500,061    420,836      143,978    1,610,657   1,146,158   1,020,115     284,929
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
Net investment income
 (loss).................   27,785,410  3,877,871    1,022,138   17,838,146   7,473,609   5,466,190     119,967
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS: (Note
 1B)
Net realized gain (loss)
 from security
 transactions...........    1,828,922    239,248      139,583      522,086     390,678   2,060,324     251,518
Change in unrealized
 appreciation
 (depreciation) of
 investments............   38,462,367    (12,424)    (384,125)  12,721,568   9,316,026  21,573,004   5,740,557
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   40,291,289    226,824     (244,542)  13,243,654   9,706,704  23,633,328   5,992,075
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $68,076,699 $4,104,695   $  777,596  $31,081,800 $17,180,313 $29,099,518  $6,112,042
                          =========== ==========   ==========  =========== =========== ===========  ==========

                       See Notes to Financial Statements.


   Loomis                                                  T. Rowe
   Sayles                                                   Price                          Scudder
 High Yield                Janus                          Small Cap                         Global
    Bond                  Mid Cap                          Growth                           Equity
  Division                Division                        Division                         Division
 ----------              ----------                       ---------                        --------
 $ 256,747               $   98,545                       $      0                         $125,120
    15,303                   88,984                         71,325                           42,804
 ---------               ----------                       --------                         --------
   241,444                    9,561                        (71,325)                          82,316
 ---------               ----------                       --------                         --------
   (15,746)                 178,428                        (14,908)                          35,936
  (428,334)               4,299,801                        455,213                          556,946
 ---------               ----------                       --------                         --------
  (444,080)               4,478,229                        440,305                          592,882
 ---------               ----------                       --------                         --------
 $(202,636)              $4,487,790                       $368,980                         $675,198
 =========               ==========                       ========                         ========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                            State Street Research       State Street Research       State Street Research
                               Growth Division             Income Division          Money Market Division
                          --------------------------  --------------------------  --------------------------
                          For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
                             Ended         Ended         Ended         Ended         Ended         Ended
                          December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                              1998          1997          1998          1997          1998          1997
                          ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 27,785,410  $ 40,418,794  $ 3,877,871   $ 2,617,788   $ 1,022,138   $   353,194
 Net realized gain
  (loss) from security
  transactions..........     1,828,922     1,080,724      239,248        32,950       139,583        68,458
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........    38,462,367     6,378,588      (12,424)      748,796      (384,125)      (49,717)
                          ------------  ------------  -----------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    68,076,699    47,878,106    4,104,695     3,399,534       777,596       371,935
                          ------------  ------------  -----------   -----------   -----------   -----------
 From capital
  transactions:
 Net premiums...........    68,697,236    59,834,638   13,501,414    13,090,983    28,800,532    13,691,749
 Redemptions............    (9,651,413)   (7,416,220)  (1,455,088)   (1,082,695)     (292,311)     (357,692)
 Net portfolio
  transfers.............       462,907     3,569,720    2,032,607     1,296,485   (12,984,969)  (12,877,177)
 Other net transfers....   (33,909,522)  (29,309,077)  (5,444,551)   (4,895,666)   (2,036,921)     (887,059)
                          ------------  ------------  -----------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........    25,599,208    26,679,061    8,634,382     8,409,107    13,486,331      (430,179)
                          ------------  ------------  -----------   -----------   -----------   -----------
NET CHANGE IN NET AS-
 SETS...................    93,675,907    74,557,167   12,739,077    11,808,641    14,263,927       (58,244)
NET ASSETS--BEGINNING OF
 YEAR...................   238,886,242   164,329,075   43,700,894    31,892,253     7,996,235     8,054,479
                          ------------  ------------  -----------   -----------   -----------   -----------
NET ASSETS--END OF
 YEAR...................  $332,562,149  $238,886,242  $56,439,971   $43,700,894   $22,260,162   $ 7,996,235
                          ============  ============  ===========   ===========   ===========   ===========

                       See Notes to Financial Statements.

                              State Street Research                                         Santander
  State Street Research         Aggressive Growth                MetLife               International Stock
  Diversified Division              Division              Stock Index Division              Division
--------------------------  --------------------------  --------------------------  --------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    1998          1997          1998          1997          1998          1997          1998          1997
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 17,838,146  $ 22,302,995  $  7,473,609  $  3,470,806  $  5,466,190  $ 1,186,647   $   119,967   $  (232,079)
     522,086       418,723       390,678       136,827     2,060,324    1,210,648       251,518       (84,952)
  12,721,568     1,103,869     9,316,026     2,615,059    21,573,004   13,344,725     5,740,557      (691,181)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  31,081,800    23,825,587    17,180,313     6,222,692    29,099,518   15,742,020     6,112,042    (1,008,212)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  48,746,380    41,236,061    48,080,744    52,235,040    59,343,787   38,059,853    10,224,172    11,240,912
  (5,712,146)   (4,829,385)   (4,373,459)   (3,613,975)   (2,361,734)  (1,198,193)   (1,153,624)   (1,139,393)
   2,809,643     1,557,340    (6,687,894)   (5,941,719)    9,729,932    9,580,428    (2,377,311)   (3,084,541)
 (23,504,994)  (19,209,913)  (18,773,580)  (20,670,473)  (23,041,439) (13,547,536)   (3,678,501)   (5,008,528)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  22,338,883    18,754,103    18,245,811    22,008,873    43,670,546   32,894,552     3,014,736     2,008,450
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  53,420,683    42,579,690    35,426,124    28,231,565    72,770,064   48,636,572     9,126,778     1,000,238
 155,399,757   112,820,067   118,656,036    90,424,471    86,096,612   37,460,040    27,125,955    26,125,717
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
$208,820,440  $155,399,757  $154,082,160  $118,656,036  $158,866,676  $86,096,612   $36,252,733   $27,125,955
============  ============  ============  ============  ============  ===========   ===========   ===========

                     Metropolitan Life Separate Account UL

                                 Loomis Sayles                   Janus
                           High Yield Bond Division        Mid Cap Division
                          --------------------------- ----------------------------
                                       For the Period               For the Period
                          For the Year March 3, 1997  For the Year  March 3, 1997
                             Ended           to          Ended            to
                          December 31,  December 31,  December 31,   December 31,
                              1998          1997          1998           1997
                          ------------ -------------- ------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................   $  241,444    $   59,549   $     9,561     $    5,937
 Net realized gain
  (loss) from security
  transactions..........      (15,746)        9,361       178,428         26,779
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........     (428,334)      (70,093)    4,299,801        223,402
                           ----------    ----------   -----------     ----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     (202,636)       (1,183)    4,487,790        256,118
                           ----------    ----------   -----------     ----------
 From capital
  transactions:
 Net premiums...........    1,559,975       590,158    13,796,446      2,676,784
 Redemptions............      (29,635)       (1,126)     (179,560)       (46,974)
 Net portfolio
  transfers.............      180,422     1,002,454     4,280,509      1,554,471
 Other net transfers....     (451,340)     (107,178)   (5,121,876)      (577,161)
                           ----------    ----------   -----------     ----------
 Net increase in net
  assets resulting from
  capital transactions..    1,259,422     1,484,308    12,775,519      3,607,120
                           ----------    ----------   -----------     ----------
NET CHANGE IN NET
 ASSETS.................    1,056,786     1,483,125    17,263,309      3,863,238
NET ASSETS--BEGINNING OF
 PERIOD.................    1,483,125           --      3,863,238            --
                           ----------    ----------   -----------     ----------
NET ASSETS--END OF
 PERIOD.................   $2,539,911    $1,483,125   $21,126,547     $3,863,238
                           ==========    ==========   ===========     ==========

                       See Notes to Financial Statements.

           T. Rowe Price                                      Scudder
     Small Cap Growth Division                        Global Equity Division
 ------------------------------------            ----------------------------------------------
                      For the Period                                       For the Period
 For the Year         March 3, 1997              For the Year              March 3, 1997
    Ended                   to                      Ended                        to
 December 31,          December 31,              December 31,               December 31,
     1998                  1997                      1998                       1997
 ------------         --------------             ------------              --------------
 $   (71,325)           $   (8,790)              $    82,316                 $   23,414
     (14,908)               47,764                    35,936                     21,982
     455,213                47,067                   556,946                     (8,556)
 -----------            ----------               -----------                 ----------
     368,980                86,041                   675,198                     36,840
 -----------            ----------               -----------                 ----------
   8,413,079             1,816,732                 3,660,518                  1,425,649
     (87,656)              (40,707)                  (44,451)                    (7,873)
   3,021,876             3,110,800                 2,251,711                  1,855,028
  (2,968,930)             (414,754)               (1,263,459)                  (286,303)
 -----------            ----------               -----------                 ----------
   8,378,369             4,472,071                 4,604,319                  2,986,501
 -----------            ----------               -----------                 ----------
   8,747,349             4,558,112                 5,279,517                  3,023,341
   4,558,112                   --                  3,023,341                        --
 -----------            ----------               -----------                 ----------
 $13,305,461            $4,558,112               $ 8,302,858                 $3,023,341
 ===========            ==========               ===========                 ==========

                     Metropolitan Life Separate Account UL

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and consists of eleven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund'). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life. On March 3, 1997, operations commenced for the four new investment divisions added to the Separate Account on that date: the Loomis Sayles High Yield Bond Division, the Janus Mid Cap Division, the T. Rowe Price Small Cap Growth Division and the Scudder Global Equity Division.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1.SIGNIFICANT ACCOUNTING POLICIES

  A.Valuation of Investments

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the eleven designated portfolios of the Fund in which the eleven investment divisions of the Separate Account invests as of December 31, 1998 is included as Note 5.

  B.Security Transactions

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C.Federal Income Taxes

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D.Net Premiums

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2.DIVIDENDS

  On May 5, 1998 and December 16, 1998, the Fund declared dividends for all shareholders of record on May 7, 1998 and December 23, 1998, respectively. The amount of dividends received by the Separate Account was $71,190,477. The dividends were paid to Metropolitan Life on May 8, 1998 and December 24, 1998, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the eleven investment divisions increased by the following: State Street Research Growth Portfolio, 827,171 shares; State Street Research Income Portfolio, 339,329 shares; State Street Research Money Market Portfolio, 112,807 shares; State Street Research Diversified Portfolio, 1,066,122 shares; State Street Research Aggressive Growth Portfolio, 304,920 shares; MetLife Stock Index Portfolio, 183,724 shares; Santander International Stock Portfolio, 28,929 shares; Loomis Growth Sayles High Yield Bond Portfolio, 30,811 shares; Janus Mid Cap Portfolio, 6,072 shares; T. Rowe Price Small Cap Growth Portfolio, 0 shares and Scudder Global Equity Portfolio, 10,237 shares.

3.EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a charge against the assets attributable to the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge varies by policy type but will not be higher than an effective annual rate of .90% of the average daily value of the net assets or the monthly anniversary value of the net assets in the Separate Account which are attributable to such policies.

4.CHANGE OF NAME

  Effective November 9, 1998, Santander Global Advisors, Inc. became the sub-investment manager of the Santander International Stock Portfolio (formerly State Street Research International Stock Portfolio) of the Metropolitan Series Fund, Inc. Simultaneously with that change, the corresponding investment division had its name changed to the Santander International Stock Division.

5.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1998

  Below are summarized information of the investments of the portfolios of the Fund in which each of the investment divisions invest.
                         Metropolitan Series Fund, Inc.

                           State Street            State Street           State Street           State Street
                             Research                Research               Research               Research
                              Growth                  Income              Money Market           Diversified
                            Portfolio               Portfolio              Portfolio              Portfolio
                          --------------           ------------           ------------          --------------
COMMON STOCK
 Automotive.............  $   50,517,664    (1.6%)                                              $   22,855,593    (0.9%)
 Banking................     172,519,438    (5.5%)                                                  80,028,947    (3.0%)
 Broadcasting...........     225,213,831    (7.2%)                                                 105,681,212    (4.0%)
 Business Services......      18,336,219    (0.6%)                                                   8,507,594    (0.3%)
 Chemicals..............      62,797,294    (2.0%)                                                  29,250,869    (1.1%)
 Computer Equipment &         41,206,377    (1.3%)                                                  19,014,400    (0.7%)
  Service...............
 Drugs & Health Care....     131,563,219    (4.2%)                                                  60,383,637    (2.3%)
 Electrical Equipment...     138,582,619    (4.5%)                                                  63,888,537    (2.4%)
 Electronics............     138,832,022    (4.5%)                                                  64,421,153    (2.4%)
 Entertainment &              27,114,300    (0.9%)                                                  12,803,681    (0.5%)
  Leisure...............
 Financial Services.....     191,024,825    (6.1%)                                                  88,565,588    (3.3%)
 Food & Beverages.......     134,094,937    (4.3%)                                                  60,573,275    (2.3%)
 Forest Products &            32,516,000    (1.0%)                                                  14,948,000    (0.6%)
  Paper.................
 Hotel & Motel..........      19,960,981    (0.6%)                                                   9,194,031    (0.3%)
 Household Products.....      46,167,600    (1.5%)                                                  21,275,813    (0.8%)
 Insurance..............     141,994,575    (4.6%)                                                  64,324,269    (2.4%)
 Medical Equipment &         117,281,881    (3.8%)                                                  54,248,912    (2.0%)
  Supply................
 Miscellaneous..........                                                                            44,334,619    (1.7%)
 Multi-Industry.........      95,549,138    (3.1%)
 Office & Business           191,625,919    (6.2%)                                                  88,440,600    (3.3%)
  Equipment.............
 Oil & Gas Exploration..       7,017,606    (0.2%)                                                   3,077,344    (0.1%)
 Oil....................      45,891,390    (1.5%)                                                  21,240,514    (0.8%)
 Oil-Domestic...........      53,123,188    (1.7%)                                                  24,575,613    (0.9%)
 Oil-International......      54,448,875    (1.7%)                                                  25,169,625    (1.0%)
 Pollution Control......      16,542,550    (0.5%)                                                   7,697,788    (0.3%)
 Restaurant.............      56,595,225    (1.8%)                                                  26,450,950    (1.0%)
 Retail Grocery.........      96,199,400    (3.1%)                                                  44,458,550    (1.7%)
 Retail Trade...........     203,995,450    (6.6%)                                                  94,199,631    (3.5%)
 Software...............      82,984,778    (2.7%)                                                  38,365,860    (1.4%)
 Telecommunications           20,702,053    (0.7%)                                                   9,738,909    (0.4%)
  Equipment & Services..
 Tobacco................      55,233,400    (1.8%)                                                  26,279,200    (1.0%)
 Transportation-                                                                                           288    (0.0%)
  Trucking..............
 Utilities-Electric.....      85,602,613    (2.8%)                                                  38,564,994    (1.5%)
 Utilities-Gas                28,536,956    (0.9%)                                                  13,312,681    (0.5%)
  Distribution &
  Pipelines.............
 Utilities-Telephone....     178,222,078    (5.7%)                                                  82,338,872    (3.1%)
                          --------------                                                        --------------
 Total Common Stock.....   2,961,994,401   (95.2%)                                               1,368,211,549   (51.5%)
                          --------------                                                        --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Asset Backed...........                           $  5,952,261    (1.1%)                               55,261    (0.0%)
 Banking................                              4,912,622    (0.9%)                           17,413,654    (0.7%)
 Collateralized Mortgage                             23,365,521    (4.4%)                           44,988,869    (1.7%)
  Obligations...........
 Drugs & Health Care....                              4,023,433    (0.8%)                            9,762,956    (0.4%)
 Electrical Equipment...                                                                             5,669,210    (0.2%)
 Finance & Banking......                                                                            12,285,984    (0.5%)
 Financial Services.....                             88,530,073   (16.8%)                          187,150,983    (7.0%)
 Food & Beverages.......                              7,991,697    (1.5%)
 Healthcare Services....                             10,514,202    (2.0%)                           19,278,706    (0.7%)
 Household Products.....                              4,022,759    (0.8%)                            5,804,994    (0.2%)
 Industrials............                             25,394,604    (4.8%)                           96,688,722    (3.6%)
 Insurance..............                              2,999,260    (0.6%)                            6,981,640    (0.3%)
 Miscellaneous..........                              2,397,587    (0.5%)                            9,052,290    (0.3%)
 Mortgage Related.......                              2,067,088    (0.4%)                           18,490,416    (0.7%)
 Multi-Industry.........                              4,255,312    (0.8%)                           14,878,388    (0.6%)
 Newspapers.............                             10,184,873    (1.9%)                           20,021,470    (0.7%)
 Pollution Control......                              6,608,464    (1.3%)                           17,460,438    (0.7%)
 Restaurant.............                              3,312,855    (0.6%)                            4,164,732    (0.2%)
 Retail Grocery.........                              5,018,800    (0.9%)                           10,149,300    (0.4%)
 Utilities-Electric.....                             11,597,255    (2.2%)                           11,922,582    (0.4%)
 Utilities-Telephone....                              4,725,144    (0.9%)                           15,953,880    (0.6%)
                                                   ------------                                 --------------
 Total Corporate Bonds..                            227,873,810   (43.2%)                          528,174,475   (19.9%)
Federal Agency                                       43,969,433    (8.3%)                           99,933,906    (3.8%)
 Obligations............
Federal Treasury                                    190,468,139   (36.2%)                          413,509,607   (15.6%)
 Obligations............
Foreign Obligations.....                             14,827,292    (2.8%)                           31,091,792    (1.2%)
State Agency                                         20,142,424    (3.8%)                           50,582,786    (1.9%)
 Obligation.............
Yankee Bonds............                             21,382,026    (4.1%)                           43,966,468    (1.6%)
                                                   ------------                                 --------------
 Total Bonds............                            518,663,124   (98.4%)                        1,167,259,034   (44.0%)
                                                   ------------                                 --------------
SHORT-TERM OBLIGATIONS
 Commercial Paper.......     153,385,000    (4.9%)   24,658,252    (4.7%) $38,907,115   (94.5%)    144,348,000    (5.4%)
                          --------------           ------------           -----------           --------------
FOREIGN OBLIGATIONS ....                                                    1,978,317    (4.8%)
                                                                          -----------
TOTAL INVESTMENTS.......   3,115,379,401  (100.1%)  543,321,376  (103.1%)  40,885,432   (99.3%)  2,679,818,583  (100.9%)
 Other Assets Less            (3,298,290)  (-0.1%)  (16,467,003)  (-3.1%)     299,303    (0.7%)    (22,831,517)  (-0.9%)
  Liabilities...........
                          --------------           ------------           -----------           --------------
NET ASSETS..............  $3,112,081,111  (100.0%) $526,854,373  (100.0%) $41,184,735  (100.0%) $2,656,987,066  (100.0%)
                          ==============           ============           ===========           ==============

                         Metropolitan Series Fund, Inc.

                                                     State Street
                                                       Research               Santander
                               MetLife                Aggressive            International
                             Stock Index                Growth                  Stock
                              Portfolio               Portfolio               Portfolio
                            --------------          --------------          -------------
 COMMON STOCK
 Aerospace...............   $   39,162,797   (1.3%) $   19,058,175   (1.3%) $  1,022,761     (0.3%)
 Automotive..............       50,697,557   (1.6%)     50,687,806   (3.6%)    9,542,116     (3.2%)
 Banking.................      226,942,249   (7.3%)     13,915,069   (1.0%)   43,646,670    (14.7%)
 Broadcasting............       68,923,306   (2.2%)    129,192,089   (9.0%)
 Business Services.......                              182,199,234  (12.7%)
 Building &                     11,707,369   (0.4%)                            6,667,401     (2.2%)
 Construction............
 Business Services.......       44,921,087   (1.4%)
 Chemicals...............       56,423,606   (1.8%)     52,643,156   (3.7%)      539,483     (0.2%)
 Computer Equipment &          117,894,780   (3.8%)     39,012,934   (2.7%)
 Service.................
 Construction & Mining             148,738   (0.0%)
 Equipment...............
 Construction Materials..                                                      8,604,883     (2.9%)
 Consumer Products.......                                                        581,507     (0.2%)
 Containers & Glass......        5,030,406   (0.2%)     11,219,387   (0.8%)
 Cosmetics...............        5,524,500   (0.2%)
 Drugs & Health Care.....      275,280,674   (8.8%)     57,715,516   (4.0%)   30,583,278    (10.3%)
 Education...............                               21,623,094   (1.5%)
 Electrical Equipment....      133,697,394   (4.3%)      7,149,188   (0.5%)    5,308,380     (1.8%)
 Electronics.............      162,610,341   (5.2%)     72,071,731   (5.0%)    8,966,121     (3.0%)
 Entertainment &                29,081,710   (0.9%)     89,647,425   (6.3%)
 Leisure.................
 Financial Services......      155,792,983   (5.0%)     26,278,875   (1.8%)   10,369,932     (3.5%)
 Food & Beverages........      142,667,553   (4.6%)                            3,010,144     (1.0%)
 Forest Products &              27,901,546   (0.9%)                              593,175     (0.2%)
 Paper...................
 Healthcare Services.....        1,019,313   (0.0%)     20,341,956   (1.4%)
 Homebuilders............        1,575,306   (0.1%)                            3,931,488     (1.3%)
 Hospital Management.....        9,035,485   (0.3%)     16,403,625   (1.2%)
 Hotel & Motel...........        5,102,388   (0.2%)     20,250,769   (1.4%)
 Household Appliances &          5,126,825   (0.2%)                            4,650,482     (1.6%)
 Home Furnishings........
 Household Products......       88,111,919   (2.8%)
 Industrial Components &           231,000   (0.0%)
 Material................
 Insurance...............      100,057,086   (3.2%)     42,106,469   (2.9%)   28,578,219     (9.6%)
 Liquor..................        4,647,400   (0.1%)
 Machinery...............       21,152,778   (0.7%)
 Medical Equipment &            86,922,531   (2.8%)     13,084,500   (0.9%)
 Supply..................
 Metals-Aluminum.........        7,229,194   (0.2%)
 Metals-Gold.............        5,043,754   (0.2%)
 Metals-Non-Ferrous......        1,590,626   (0.1%)                            2,856,153     (1.0%)
 Metals-Steel & Iron.....        2,500,224   (0.1%)                              649,136     (0.2%)
 Mining..................        1,733,106   (0.1%)
 Miscellaneous...........       21,171,351   (0.7%)     12,238,669   (0.9%)    3,109,774     (1.0%)
 Multi-Industry..........       11,674,256   (0.4%)                            2,932,702     (1.0%)
 Newspapers..............       14,141,700   (0.5%)
 Office & Business             139,575,075   (4.5%)     38,931,731   (2.7%)    1,794,427     (0.6%)
 Equipment...............
 Oil & Gas Exploration...        2,982,744   (0.1%)     15,520,862   (1.1%)    5,273,395     (1.8%)
 Oil-Domestic............       23,193,860   (0.7%)
 Oil-International.......      133,887,606   (4.3%)                           10,485,842     (3.5%)
 Oil-Services............       17,001,025   (0.5%)
 Photography.............        7,522,413   (0.2%)                            3,083,591     (1.0%)
 Pollution Control.......        9,371,951   (0.3%)     24,137,762   (1.7%)
 Printing & Publishing...        8,504,231   (0.3%)     32,332,737   (2.3%)
 Restaurant..............       20,110,638   (0.6%)
 Retail Grocery..........       24,447,469   (0.8%)                            4,145,160     (1.4%)
 Retail Trade............      177,505,612   (5.7%)    190,272,119  (13.3%)    7,371,495     (2.5%)
 Software................      148,059,255   (4.8%)     99,577,969   (7.0%)
 Telecommunications                                     73,478,888   (5.1%)   12,397,259     (4.2%)
 Equipment & Services....
 Textiles & Apparel......        7,063,863   (0.2%)     10,687,669   (0.8%)
 Tires & Rubber..........        3,766,669   (0.1%)                            1,421,457     (0.5%)
 Tobacco.................       45,493,656   (1.5%)                            9,957,902     (3.3%)
 Toys & Amusements.......        3,494,528   (0.1%)     11,522,594   (0.8%)    1,598,187     (0.5%)
 Transportation..........                                                        624,855     (0.2%)
 Transportation-                 9,437,948   (0.3%)                            3,280,800     (1.1%)
 Airlines................
 Transportation-                                                               3,068,259     (1.0%)
 Miscellaneous...........
 Transportation-                14,912,864   (0.5%)                              508,639     (0.2%)
 Railroad................
 Transportation-                   572,000   (0.0%)
 Trucking................
 Utilities-Electric......       75,968,625   (2.4%)                           11,213,151     (3.8%)
 Utilities-Gas                  13,329,126   (0.4%)     16,061,906   (1.1%)    3,019,359     (1.0%)
 Distribution &
 Pipelines...............
 Utilities-                      1,886,504   (0.1%)                            2,707,194     (0.9%)
 Miscellaneous...........
 Utilities-Telephone.....      259,132,899   (8.3%)                           33,505,139    (11.3%)
                            --------------          --------------          ------------
 Total Common Stock......    3,089,695,399  (99.3%)  1,409,363,904  (98.5%)  291,599,916    (98.0%)
                                                                            ------------
 PREFERRED STOCK
 Retail Trade............                                                        269,563     (0.1%)
                                                                            ------------
 Total Preferred Stock...                                                        269,563     (0.1%)
                                                                            ------------
 Total Equity                                                                291,869,479
 Securities..............
 SHORT-TERM OBLIGATIONS--                                                      6,447,000     (2.2%)
 REPURCHASE AGREEMENTS...
                                                                            ------------
 SHORT-TERM OBLIGATIONS--                                1,574,324   (0.1%)
 COMMERCIAL PAPER........
                            --------------          --------------
 TOTAL INVESTMENTS.......    3,089,695,399  (99.3%)  1,410,938,228  (98.6%)  298,316,479   (100.3%)
 Other Assets Less              22,223,585   (0.7%)     20,398,358   (1.4%)     (935,567)   (-0.3%)
 Liabilities.............
                            --------------          --------------          ------------
 NET ASSETS..............   $3,111,918,984 (100.0%) $1,431,336,586 (100.0%) $297,380,912   (100.0%)
                            ==============          ==============          ============

                         Metropolitan Series Fund, Inc.

                                                         Loomis Sayles
                                                        High Yield Bond
                                                           Portfolio
                                                        ---------------
COMMON STOCK
 Banking...............................................   $    15,557     (0.0%)
 Forest Products & Paper...............................       870,986     (2.1%)
 Oil & Gas Exploration.................................        52,216     (0.1%)
 Real Estate...........................................       539,556     (1.3%)
 Restaurant............................................        12,460     (0.0%)
 Utilities-Electric....................................        89,870     (0.2%)
                                                          -----------
 Total Common Stock....................................     1,580,645     (3.7%)
                                                          -----------
PREFERRED STOCK
 Banking...............................................       212,295     (0.4%)
 Construction Materials................................        62,344     (0.2%)
 Financial Services....................................       164,529     (0.4%)
 Metals-Steel & Iron...................................       265,687     (0.6%)
 Office & Business Equipment...........................       820,589     (1.9%)
 Oil-Services..........................................       112,219     (0.3%)
 Transportation-Shipping...............................       232,000     (0.6%)
 Transportation-Trucking...............................        51,000     (0.1%)
 Utilities-Electric....................................       320,200     (0.8%)
 Utilities-Telephone...................................       213,750     (0.5%)
                                                          -----------
 Total Preferred Stock.................................     2,454,613     (5.8%)
                                                          -----------
LONG-TERM DEBT SECURITIES
Convertible Bonds:
 Automotive............................................       351,750     (0.8%)
 Building & Construction...............................        84,000     (0.2%)
 Computer Equipment & Service..........................     3,652,187     (8.6%)
 Drugs & Health Care...................................     1,117,000     (2.6%)
 Electronics...........................................     1,819,762     (4.3%)
 Entertainment & Leisure...............................        75,580     (0.2%)
 Foreign Obligation....................................     4,378,810    (10.3%)
 Healthcare Services...................................       171,313     (0.4%)
 Industrial Components & Material......................        73,750     (0.2%)
 Industrials...........................................       117,975     (0.3%)
 Medical Equipment & Supply............................       407,825     (1.0%)
 Metals-Steel & Iron...................................             0     (0.0%)
 Mining................................................       354,875     (0.8%)
 Oil & Gas Exploration.................................       136,000     (0.3%)
 Oil-Services..........................................       261,056     (0.6%)
 Pollution Control.....................................       375,458     (0.9%)
 Real Estate...........................................        94,000     (0.2%)
 Restaurant............................................       608,630     (1.4%)
 Retail Trade..........................................        81,000     (0.2%)
 Telecommunications Equipment & Services...............       190,000     (0.5%)
 Textiles & Apparel....................................       411,162     (1.0%)
 Transportation-Shipping...............................       241,125     (0.6%)
 Transportation-Trucking...............................       128,000     (0.3%)
                                                          -----------
 Total Convertible Bonds...............................    15,131,258    (35.7%)
                                                          -----------
Corporate Bonds:
 Broadcasting..........................................     1,762,079     (4.2%)
 Food & Beverages......................................       588,209     (1.4%)
 Industrials...........................................       484,325     (1.1%)
 Oil & Gas Exploration.................................       856,500     (2.0%)
 Retail Grocery........................................       216,000     (0.5%)
 Retail Trade..........................................       389,250     (0.9%)
 Telecommunications Equipment & Services...............     2,226,525     (5.3%)
 Transportation........................................       412,500     (1.0%)
 Transportation-Shipping...............................       360,000     (0.9%)
 Utilities-Electric....................................       783,500     (1.8%)
 Utilities-Telephone...................................     1,162,125     (2.7%)
                                                          -----------
 Total Corporate Bonds.................................     9,241,013    (21.8%)
                                                          -----------
Foreign Obligations....................................     9,503,947    (22.4%)
                                                          -----------
Yankee Bonds...........................................     2,867,825     (6.7%)
                                                          -----------
 Total Bonds...........................................    36,744,043    (96.1%)
                                                          -----------
SHORT-TERM OBLIGATIONS--REPURCHASE AGREEMENTS..........       794,000     (1.9%)
                                                          -----------
TOTAL INVESTMENTS......................................    41,573,301    (98.0%)
 Other Assets Less Liabilities.........................       829,690     (2.0%)
                                                          -----------
NET ASSETS.............................................   $42,402,991   (100.0%)
                                                          ===========

                         Metropolitan Series Fund, Inc.

                               Janus               T. Rowe Price               Scudder
                              Mid Cap             Small Cap Growth          Global Equity
                             Portfolio               Portfolio                Portfolio
                            ------------          ----------------          -------------
 COMMON STOCK
 Aerospace...............     $3,727,399   (1.0%)   $  4,229,684      2.2%) $  1,879,388     (1.7%)
 Automotive..............                              2,564,169     (1.4%)
 Banking.................      9,622,934   (2.6%)      4,461,345     (2.4%)    4,198,216     (3.7%)
 Biotechnology...........     11,305,260   (3.0%)      1,266,294     (0.7%)    1,453,650     (1.3%)
 Broadcasting............     56,634,368  (15.2%)      8,249,688     (4.4%)    5,551,477     (4.9%)
 Building &                                            2,130,563     (1.1%)
  Construction...........
 Business Services.......     28,673,398   (7.7%)     20,708,402    (11.0%)    1,494,872     (1.3%)
 Chemicals...............                              1,736,627     (0.9%)    7,465,971     (6.6%)
 Computer Equipment &         24,005,995   (6.5%)     13,056,117     (6.9%)
  Service................
 Construction Materials..                              1,041,569     (0.6%)      804,892     (0.7%)
 Construction & Mining                                 1,196,531     (0.6%)
  Equipment..............
 Consumer Products.......                                810,937     (0.4%)    1,847,336     (1.6%)
 Consumer Services.......                                                        314,036     (0.3%)
 Drugs & Health Care.....     29,539,775   (8.0%)     15,080,999     (8.0%)    4,157,539     (3.7%)
 Education...............     49,914,109  (13.4%)      2,946,847     (1.6%)
 Electrical Equipment....                              1,206,631     (0.6%)    1,451,842     (1.3%)
 Electronics.............     31,345,472   (8.5%)     15,441,078     (8.2%)    2,655,535     (2.3%)
 Entertainment &               3,353,212   (0.9%)      4,214,784     (2.2%)
  Leisure................
 Financial Services......     18,747,329   (5.0%)      5,415,602     (2.9%)      645,360     (0.6%)
 Food & Beverages........                              2,135,359     (1.1%)    2,954,732     (2.6%)
 Forest Products &                                        55,000     (0.0%)      319,973     (0.3%)
  Paper..................
 General Business........      3,927,964   (1.1%)
 Healthcare Services.....                              4,612,719     (2.4%)
 Hospital Management.....                                638,575     (0.3%)
 Hotel & Motel...........                                340,747     (0.2%)
 Household Appliances &                                  403,925     (0.2%)
  Home Furnishings.......
 Insurance...............                              3,745,319     (2.0%)   11,857,700    (10.4%)
 Machinery...............                                                        669,592     (0.6%)
 Medical Equipment &                                   4,249,506     (2.2%)    1,516,833     (1.3%)
  Supply.................
 Metals--Gold............                                                      2,892,048     (2.5%)
 Metals--Non-Ferrous.....                                215,600     (0.1%)    2,869,241     (2.5%)
 Metals--Steel & Iron....                                                      1,047,581     (0.9%)
 Mining..................                                                        876,832     (0.8%)
 Miscellaneous...........                              1,838,275     (1.0%)
 Multi-Industry..........      3,295,292   (0.9%)                              3,397,089     (3.0%)
 Newspapers..............                              1,033,000     (0.5%)
 Office & Business                                     4,521,756     (2.4%)    3,408,501     (3.0%)
  Equipment..............
 Oil & Gas Exploration...                                697,450     (0.4%)    1,039,598     (0.9%)
 Oil.....................                                                        213,875     (0.2%)
 Oil--Domestic...........                                                      1,949,213     (1.7%)
 Oil--International......                                                      1,961,332     (1.7%)
 Oil--Services...........                              1,409,228     (0.7%)      904,951     (0.8%)
 Photography.............                                450,056     (0.2%)
 Pollution Control.......                                923,737     (0.5%)
 Printing & Publishing...                              1,210,744     (0.6%)    1,014,244     (0.9%)
 Real Estate.............                              1,252,440     (0.7%)    1,934,002     (1.7%)
 Restaurant..............     19,240,018   (5.2%)      3,582,490     (1.9%)
 Retail Grocery..........                              1,872,900     (1.0%)
 Retail Trade............     13,958,932   (3.8%)     16,684,107     (8.8%)
 Shipbuilding............                                717,072     (0.4%)
 Software................     13,719,159   (3.7%)     14,046,833     (7.4%)    3,141,600     (2.8%)
 Telecommunications           27,154,008   (7.3%)     10,619,403     (5.6%)    1,177,250     (1.0%)
  Equipment & Services...
 Textiles & Apparel......                              1,837,403     (1.0%)
 Transportation--              6,419,241   (1.7%)      1,762,225     (0.9%)    2,026,000     (1.8%)
  Airlines...............
 Transportation--                                        883,047     (0.5%)    1,918,670     (1.7%)
  Railroad...............
 Transportation--                                      1,206,775     (0.6%)
  Trucking...............
 Utilities--Electric.....                                                      7,631,561     (6.7%)
 Utilities--Gas                                                                2,852,129     (2.5%)
  Distribution &
  Pipelines..............
 Utilities--Telephone....                                103,469     (0.1%)    2,664,242     (2.3%)
                            ------------            ------------            ------------
 Total Common Stock......    354,583,865  (95.5%)    188,807,027    (99.8%)   96,158,903    (84.6%)
                            ------------            ------------            ------------
 PREFERRED STOCK
 Food & Beverages........                                                        227,228     (0.2%)
 Metals--Steel & Iron....                                                        327,140     (0.3%)
 Oil--International......                                                        244,426     (0.2%)
 Software................                                                      1,099,328     (1.0%)
                            ------------            ------------            ------------
 Total Preferred Stock...            --                      --                1,898,122     (1.7%)
                            ------------            ------------            ------------
 Total Equity                354,583,865  (95.5%)    188,807,027    (99.8%)   98,057,025    (86.3%)
  Securities.............
                            ------------            ------------            ------------
 LONG-TERM DEBT
  SECURITIES
 Federal Treasury                                                              7,775,488     (6.8%)
  Obligations............
 Foreign Obligations.....                                                      2,113,840     (1.9%)
                                                                            ------------
 Total Long-Term Debt                                                          9,889,328     (8.7%)
  Securities.............
                                                                            ------------
 SHORT-TERM OBLIGATIONS
 Commercial Paper........     14,593,552   (3.9%)      1,170,561     (0.6%)
 Federal Agency                                        7,884,076     (4.2%)
  Obligations............
 Repurchase Agreements...                                                      6,398,000     (5.6%)
                            ------------            ------------            ------------
 Total Short-Term             14,593,552   (3.9%)      9,054,637     (4.8%)    6,398,000     (5.6%)
  Obligations............
                            ------------            ------------            ------------
 TOTAL INVESTMENTS.......    369,177,417  (99.4%)    197,861,664   (104.6%)  114,344,353   (100.6%)
 Other Assets Less             2,326,494   (0.6%)     (8,729,698)   (-4.6%)     (629,356)   (-0.6%)
  Liabilities............
                            ------------            ------------            ------------
 NET ASSETS..............   $371,503,911 (100.0%)   $189,131,966   (100.0%) $113,714,997   (100.0%)
                            ============            ============            ============

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1998--(CONCLUDED)

  The value of the investments of the Fund's portfolios are determined using the following valuation techniques. Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity Portfolio which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or it delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost, method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

                      Metropolitan Life Insurance Company

                       Consolidated Financial Statements
                  as of December 31, 1998 and 1997 and for the
                  Years Ended December 31, 1998, 1997 and 1996
                                      and
                          Independent Auditors' Report

                         Independent Auditors' Report

The Board of Directors and Policyholders of
Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of income, equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, in 1997 the Company changed the method of accounting for investment income on certain structured securities.

DELOITTE & TOUCHE LLP

New York, New York
February 4, 1999

                      Metropolitan Life Insurance Company

                       CONSOLIDATED STATEMENTS OF INCOME

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                          1998    1997    1996
                                                         ------- ------- -------
REVENUES
Premiums...............................................  $11,503 $11,278 $11,345
Universal life and investment-type product policy fees.    1,360   1,418   1,243
Net investment income..................................   10,228   9,491   8,978
Other revenues.........................................    1,965   1,491   1,246
Net realized investment gains..........................    2,021     787     231
                                                         ------- ------- -------
                                                          27,077  24,465  23,043
                                                         ------- ------- -------
EXPENSES
Policyholder benefits and claims.......................   12,488  12,234  12,286
Interest credited to policyholder account balances.....    2,731   2,884   2,868
Policyholder dividends.................................    1,653   1,742   1,728
Other expenses.........................................    8,118   5,934   4,755
                                                         ------- ------- -------
                                                          24,990  22,794  21,637
                                                         ------- ------- -------
Income before provision for income taxes, discontinued
 operations and extraordinary item.....................    2,087   1,671   1,406
Provision for income taxes.............................      740     468     482
                                                         ------- ------- -------
Income before discontinued operations and extraordinary
 item..................................................    1,347   1,203     924
Loss from discontinued operations......................      --      --       71
                                                         ------- ------- -------
Income before extraordinary item.......................    1,347   1,203     853
Extraordinary item--demutualization expense............        4     --       --
                                                         ------- ------- -------
Net income.............................................  $ 1,343 $ 1,203 $   853
                                                         ======= ======= =======

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                          CONSOLIDATED BALANCE SHEETS

                    December 31, 1998 and 1997 (In millions)

                                                                1998     1997
                                                              -------- --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value......... $100,767 $ 92,630
  Equity securities, at fair value...........................    2,340    4,250
  Mortgage loans on real estate..............................   16,827   20,193
  Real estate and real estate joint ventures.................    6,287    7,080
  Policy loans...............................................    5,600    5,846
  Other limited partnership interests........................      964      855
  Short-term investments.....................................    1,369      679
  Other invested assets......................................    1,567    4,456
                                                              -------- --------
                                                               135,721  135,989
Cash and cash equivalents....................................    3,301    2,911
Accrued investment income....................................    1,994    1,860
Premiums and other receivables...............................    5,972    3,319
Deferred policy acquisition costs............................    6,560    6,436
Other........................................................    3,448    3,641
Separate account assets......................................   58,350   48,620
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits....................................... $ 72,701 $ 73,848
Policyholder account balances................................   46,494   48,543
Other policyholder funds.....................................    4,061    3,998
Policyholder dividends payable...............................      947      969
Short-term debt..............................................    3,585    4,587
Long-term debt...............................................    2,903    2,884
Income taxes payable, current and deferred...................      948      952
Other........................................................   10,772    4,650
Separate account liabilities.................................   58,068   48,338
                                                              -------- --------
                                                               200,479  188,769
                                                              -------- --------
Commitments and contingencies (Note 9)

Equity:
Retained earnings............................................   13,483   12,140
Accumulated other comprehensive income.......................    1,384    1,867
                                                              -------- --------
                                                                14,867   14,007
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                         Accumulated Other Comprehensive Income
                                                         ----------------------------------------------
                                                             Net             Foreign         Minimum
                                                          Unrealized        Currency         Pension
                                  Comprehensive Retained  Investment       Translation      Liability
                          Total      Income     Earnings    Gains          Adjustment       Adjustment
                         -------  ------------- -------- -------------    -------------    ------------
Balance at January 1,
 1996................... $11,754                $10,084    $       1,646     $         24    $        --
Comprehensive income:
 Net income.............     853     $  853         853
                                     ------
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (618)                       (618)
   Foreign currency
    translation
    adjustments.........                 (6)                                           (6)
                                     ------
 Other comprehensive
  loss..................    (624)      (624)
                                     ------
   Comprehensive income.             $  229
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1996...................  11,983                 10,937            1,028               18             --
Comprehensive income:
 Net income.............   1,203     $1,203       1,203
                                     ------
 Other comprehensive
  income:
   Unrealized investment
    gains, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........                870                          870
   Foreign currency
    translation
    adjustments.........                (49)                                          (49)
                                     ------
 Other comprehensive
  income................     821        821
                                     ------
   Comprehensive income.             $2,024
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1997...................  14,007                 12,140            1,898              (31)            --
Comprehensive income:
 Net income.............   1,343     $1,343       1,343
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (358)                        (358)
   Foreign currency
    translation
    adjustments.........               (113)                                         (113)
   Minimum pension
    liability
    adjustment..........                (12)                                                          (12)
                                     ------
 Other comprehensive
  loss..................    (483)      (483)
                         -------
                                     ------
   Comprehensive income.             $  860
                         -------                -------    -------------     ------------    ------------
                                     ======
Balance at December 31,
 1998................... $14,867                $13,483    $       1,540     $       (144)   $        (12)
                         =======                =======    =============     ============    ============

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                    1998      1997      1996
                                                  --------  --------  --------
Cash flows from operating activities
Net income....................................... $  1,343  $  1,203  $    853
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization expenses.......       56       (36)      (18)
    Gains from sales of investments and
     businesses, net.............................   (2,629)   (1,018)     (428)
    Change in undistributed income of real estate
     joint ventures and other limited partnership
     interests...................................      (91)      157       (45)
    Interest credited to policyholder account
     balances....................................    2,731     2,884     2,868
    Universal life and investment-type product
     policy fees.................................   (1,360)   (1,418)   (1,243)
    Change in accrued investment income..........     (181)     (215)      350
    Change in premiums and other receivables.....   (2,681)     (792)     (125)
    Change in deferred policy acquisition costs,
     net.........................................     (188)     (159)     (391)
    Change in insurance related liabilities......    1,493     2,364     2,349
    Change in income taxes payable...............      211       (99)     (134)
    Change in other liabilities..................    2,390      (206)      902
    Other, net...................................     (253)      207    (1,250)
                                                  --------  --------  --------
Net cash provided by operating activities........      841     2,872     3,688
                                                  --------  --------  --------
Cash flows from investing activities
  Sales, maturities and repayments of:
    Fixed maturities.............................   57,857    75,346    76,117
    Equity securities............................    3,085     1,821     2,069
    Mortgage loans on real estate................    2,296     2,784     2,380
    Real estate and real estate joint ventures...    1,122     2,046     2,358
    Other limited partnership interests..........      146       166       178
  Purchases of:
    Fixed maturities.............................  (67,543)  (76,603)  (76,225)
    Equity securities............................     (854)   (2,121)   (2,742)
    Mortgage loans on real estate................   (2,610)   (4,119)   (4,225)
    Real estate and real estate joint ventures...     (423)     (624)     (989)
    Other limited partnership interests..........     (723)     (338)     (307)
  Net change in short-term investments...........     (761)       63     1,028
  Net change in policy loans.....................      133        17      (128)
  Proceeds from sales of businesses..............    7,372       274        --
  Net change in investment collateral............    3,769        --        --
  Other, net.....................................     (183)     (378)     (438)
                                                  --------  --------  --------
Net cash provided by (used in) investing
 activities......................................    2,683    (1,666)     (924)
                                                  --------  --------  --------
Cash flows from financing activities
  Policyholder account balances:
    Deposits..................................... $ 19,361  $ 16,061  $ 17,167
    Withdrawals..................................  (21,706)  (18,831)  (19,321)
  Short-term debt, net...........................   (1,001)    1,265        69
  Long-term debt issued..........................      693       989        --
  Long-term debt repaid..........................     (481)     (104)     (284)
                                                  --------  --------  --------
Net cash used in financing activities............   (3,134)     (620)   (2,369)
                                                  --------  --------  --------
Change in cash and cash equivalents..............      390       586       395
Cash and cash equivalents, beginning of year.....    2,911     2,325     1,930
                                                  --------  --------  --------
Cash and cash equivalents, end of year........... $  3,301  $  2,911  $  2,325
                                                  ========  ========  ========
Supplemental disclosures of cash flow
 information:
  Interest....................................... $    367  $    422  $    310
                                                  ========  ========  ========
  Income taxes................................... $    579  $    589  $    497
                                                  ========  ========  ========

Cash paid during the year for:

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Dollar amounts are in millions unless otherwise stated)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance and retirement and savings products and services to corporations and other institutions.

 Basis of Presentation

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  During 1997, management changed to the retrospective interest method of accounting for investment income on structured notes in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income was not material.

 Principles of Consolidation

  The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint ventures in which MetLife has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Minority interest relating to consolidated entities included in other liabilities was $274 and $277 at December 31, 1998 and 1997, respectively.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1998 presentation.

 Investments

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate.

  Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized losses on investments. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

  Policy loans are stated at unpaid principal balances.

  Short-term investments are stated at amortized cost, which approximates fair value.

 Derivative Instruments

  The Company uses derivative instruments to manage market risk through one of four principal risk management strategies: the hedging of invested assets, liabilities, portfolios of assets or liabilities and anticipated transactions. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

  The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has strict policies regarding the financial stability and credit standing of its major counterparties.

  The Company's derivative instruments are designated as hedges and are highly correlated to the underlying risk at contract inception. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. Derivative instruments that lose their effectiveness are marked to market through net investment income.

  Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

  Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income, similar to the accounting for the investment security. Such contracts are accounted for at settlement by recording the purchase of the specified securities at fair value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment income.

  Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expense. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded as an adjustment to the proceeds from disposition.

  The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income, similar to the accounting for the underlying equity securities. Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are split into two components, time value and intrinsic value. Time value is amortized over the life of the applicable derivative instrument. The intrinsic value and any gains or losses relating to these derivative instruments adjust the basis of the underlying asset or liability and are recognized as a component of net investment income over the term of the underlying asset or liability being hedged as an adjustment to the yield.

 Cash and Cash Equivalents

  The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

 Property, Equipment and Leasehold Improvements

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Accumulated depreciation on property and equipment and accumulated amortization of leasehold improvements was $1,048 at both December 31, 1998 and 1997. Related depreciation and amortization expense was $95, $103 and $78 for the years ended December 31, 1998, 1997 and 1996, respectively.

 Deferred Policy Acquisition Costs

  The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

  Deferred policy acquisition costs for property and liability insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

 Other Intangible Assets

  The excess of cost over the fair value of net assets acquired ("goodwill") and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company continually reviews goodwill to assess recoverability from future operations using undiscounted cash flows.

Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. The value of business acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

                                 Value of Business Acquired       Goodwill
                                 --------------------------    ----------------
Years Ended December 31            1998      1997      1996    1998  1997  1996
-----------------------          --------  --------  --------  ----  ----  ----
Net Balance at January 1........ $    498  $    358  $    381  $884  $544  $377
Acquisitions....................       32       176         7    80   387   197
Amortization....................      (55)      (36)      (30)  (59)  (47)  (30)
                                 --------  --------  --------  ----  ----  ----
Net Balance at December 31...... $    475  $    498  $    358  $905  $884  $544
                                 ========  ========  ========  ====  ====  ====
December 31                        1998      1997              1998  1997
-----------                      --------  --------            ----  ----
Accumulated Amortization........ $    142  $     87            $207  $148
                                 ========  ========            ====  ====

 Future Policy Benefits and Policyholder Account Balances

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 2% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5% to 8%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 4% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 8%.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 3% to 17%, less expenses, mortality charges and withdrawals.

  The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year such refinements are made.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

  Premiums related to universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

 Dividends to Policyholders

  Dividends to policyholders are determined annually by the Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Participating Business

  Participating business represented approximately 21% and 22% of the Company's life insurance in-force, and 81% and 87% of the number of life insurance policies in-force, at December 31, 1998 and 1997, respectively. Participating policies represented approximately 39% and 40%, 41% and 41%, and 40% and 44% of gross and net life insurance premiums for the years ended December 31, 1998, 1997 and 1996, respectively.

 Income Taxes

  MetLife and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. Federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended ("the Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets and liabilities.

 Reinsurance

  The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

 Foreign Currency Translation

  Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are generally the functional currencies. Translation adjustments are charged or credited directly to other comprehensive income. Gains and losses from foreign currency transactions are reported in other expenses and were insignificant for all years presented.

 Extraordinary Item--Demutualization Expense

  On November 24, 1998, the Board of Directors authorized management to develop a plan to convert from a mutual life insurance company to a stock life insurance company (the "demutualization"). A final plan to convert to a publicly traded stock company is subject to the approval of the Board of Directors, the policyholders and the New York Superintendent of Insurance ("Superintendent"). The Department has not yet reviewed or approved any materials relating to the demutualization.

  The accompanying consolidated statements of income reflect an extraordinary charge of $4 (net of income taxes of $2) for the year ended December 31, 1998 related to costs associated with the demutualization.

Application of Accounting Pronouncements

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

  In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is required to adopt SFAS 133 as of January 1, 2000. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

  In April 1998, the AICPA issued SOP 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. The Company is required to adopt SOP 98-5 as of January 1, 1999. Adoption of SOP 98-5 is not expected to have a material effect on the Company's consolidated financial statements.

  In March 1998, the AICPA issued SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The Company is required to adopt SOP 98-1 as of January 1, 1999. Adoption of SOP 98-1 is not expected to have a material effect on the Company's consolidated financial statements.

  In December 1997, the AICPA issued SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. The Company is required to adopt SOP 97-3 as of January 1, 1999. Adoption of SOP 97-3 is not expected to have a material effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 131, Disclosures About Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 establishes standards for reporting financial information and related disclosures about products and services, geographic areas and major customers relating to operating segments in annual financial statements. Adoption of SFAS 131 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 130, Reporting Comprehensive Income ("SFAS 130"). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Adoption of SFAS 130 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted the provisions of SFAS 125 which were deferred by SFAS No. 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. The deferred provisions provide accounting and reporting standards related to repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of the provisions had the effect of increasing assets and liabilities by $3,769 at December 31, 1998 and increasing revenues and expenses by $266 for the year ended December 31, 1998.

2. INVESTMENTS

  The components of net investment income were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $  6,563  $ 6,445  $  6,042
      Equity securities..........................        78       50        60
      Mortgage loans on real estate..............     1,572    1,684     1,523
      Real estate and real estate joint ventures.     1,529    1,718     1,668
      Policy loans...............................       387      368       399
      Other limited partnership interests........       196      302       215
      Cash, cash equivalents and short-term
       investments                                      187      169       214
      Other......................................       841      368       401
                                                   --------  -------  --------
                                                     11,353   11,104    10,522
      Less: Investment expenses..................     1,125    1,613     1,544
                                                   --------  -------  --------
                                                    $10,228  $ 9,491   $ 8,978
                                                   ========  =======  ========

  Net realized investment gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $    573  $   118  $    234
      Equity securities..........................       994      224       101
      Mortgage loans on real estate..............        23       56       (86)
      Real estate and real estate joint ventures.       424      446       371
      Other limited partnership interests........        13       12      (129)
      Sale of subsidiaries.......................       531      139       --
      Other......................................        71       23       (33)
                                                   --------  -------  --------
                                                      2,629    1,018       458
      Amounts allocable to:
        Future policy benefit loss recognition...      (300)    (126)     (203)
        Deferred policy acquisition costs........      (240)     (70)       (4)
        Participating pension contracts..........       (68)     (35)      (20)
                                                   --------  -------  --------
                                                    $ 2,021  $   787  $    231
                                                   ========  =======  ========

  The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Fixed maturities.............................  $ 4,809  $ 4,766  $ 2,226
      Equity securities............................      832    1,605      563
      Other invested assets........................      125      294      474
                                                     -------  -------  -------
                                                       5,766    6,665    3,263
                                                     -------  -------  -------
      Amounts allocable to:
        Future policy benefit loss recognition.....   (2,248)  (2,189)  (1,219)
        Deferred policy acquisition costs..........     (902)  (1,147)    (420)
        Participating pension contracts............     (212)    (312)      (9)
      Deferred income taxes........................     (864)  (1,119)    (587)
                                                     -------  -------  -------
                                                      (4,226)  (4,767)  (2,235)
                                                     -------  -------  -------
                                                     $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======

The changes in net unrealized investment gains were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Balance at January 1.........................  $ 1,898  $ 1,028  $ 1,646
      Unrealized investment gains (losses) during
       the year....................................     (899)   3,402   (2,493)
      Unrealized investment (gains) losses relating
       to:
        Future policy benefit loss recognition.....      (59)    (970)     845
        Deferred policy acquisition costs..........      245     (727)     328
        Participating pension contracts............      100     (303)     341
      Deferred income taxes........................      255     (532)     361
                                                     -------  -------  -------
      Balance at December 31.......................  $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======
      Net change in unrealized investment gains....  $  (358) $   870  $  (618)
                                                     =======  =======  =======

 Fixed Maturities and Equity Securities

  Fixed maturities and equity securities at December 31, 1998 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies.................................  $ 6,640  $ 1,117 $ 10 $  7,747
    States and political subdivisions.........      597       26   --      623
    Foreign governments.......................    3,435      254   88    3,601
    Corporate.................................   46,377    2,471  260   48,588
    Mortgage and asset-backed securities         26,456      569   46   26,979
    Other.....................................   12,438    1,069  293   13,214
                                                -------  ------- ---- --------
                                                 95,943    5,506  697  100,752
    Redeemable preferred stocks...............       15      --   --        15
                                                -------  ------- ---- --------
                                                $95,958  $ 5,506 $697 $100,767
                                                =======  ======= ==== ========
  Equity Securities:
    Common stocks.............................  $ 1,286  $   923 $ 77 $  2,132
    Nonredeemable preferred stocks............      222        4   18      208
                                                -------  ------- ---- --------
                                                $ 1,508  $   927 $ 95 $  2,340
                                                =======  ======= ==== ========

  Fixed maturities and equity securities at December 31, 1997 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U. S. government
     corporations and agencies................  $ 8,708  $ 1,010 $  2  $ 9,716
    States and political subdivisions.........      486       22   --      508
    Foreign governments.......................    3,420      371   52    3,739
    Corporate.................................   41,012    2,337  291   43,058
    Mortgage and asset-backed securities......   22,370      579   21   22,928
    Other.....................................   11,374      929  134   12,169
                                                -------  ------- ---- --------
                                                 87,370    5,248  500   92,118
    Redeemable preferred stocks...............      494       19    1      512
                                                -------  ------- ---- --------
                                                $87,864  $ 5,267 $501 $ 92,630
                                                =======  ======= ==== ========
Equity Securities:
    Common stocks.............................  $ 2,444  $ 1,716 $105 $  4,055
    Nonredeemable preferred stocks............      201        5   11      195
                                                -------  ------- ---- --------
                                                $ 2,645  $ 1,721 $116 $  4,250
                                                =======  ======= ==== ========

  The Company held foreign currency derivatives with notional amounts of $716 and $408 to hedge the exchange rate risk associated with foreign bonds at December 31, 1998 and 1997, respectively. The Company also held options with fair values of $(11) and $33 to hedge the market value of common stocks at December 31, 1998 and 1997, respectively.

  At December 31, 1998, fixed maturities held by the Company that were below investment grade or not rated by an independent rating agency totaled $8,289. At December 31, 1998, non-income producing fixed maturities were insignificant.

  The amortized cost and estimated fair value of bonds at December 31, 1998, by contractual maturity date, are shown below:

                                                                       Estimated
                                                             Amortized   Fair
                                                               Cost      Value
                                                             --------- ---------
      Due in one year or less............................... $  2,380  $  2,462
      Due after one year through five years.................   17,062    17,527
      Due after five years through 10 years.................   23,769    24,714
      Due after 10 years....................................   26,276    29,070
                                                             --------  --------
                                                               69,487    73,773
      Mortgage and asset-backed securities..................   26,456    26,979
                                                             --------  --------
                                                             $ 95,943  $100,752
                                                             ========  ========

  Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities were as follows:

                                                       Years ended December
                                                                31,
                                                      -----------------------
                                                       1998    1997    1996
                                                      ------- ------- -------
      Fixed maturities classified as available-for-
       sale:
        Proceeds..................................... $43,828 $67,454 $67,239
        Gross realized gains......................... $   928 $   672 $ 1,067
        Gross realized losses........................ $   355 $   558 $   842
      Fixed maturities classified as held-to-
       maturity:
        Proceeds..................................... $    -- $   352 $ 1,281
        Gross realized gains......................... $    -- $     5 $    10
        Gross realized losses........................ $    -- $     1 $     1
      Equity securities:
        Proceeds..................................... $ 3,085 $ 1,821 $ 2,069
        Gross realized gains......................... $ 1,125 $   293 $   150
        Gross realized losses........................ $   131 $    69 $    49

  During 1997, fixed maturities with an amortized cost of $11,682 were transferred from held-to-maturity to available-for-sale. Other comprehensive income at the date of reclassification was increased by $198 excluding the effects of deferred income taxes and policyholder related amounts.

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 Securities Lending Program

  The Company participates in securities lending programs whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $4,005 and $6,068 and estimated fair value of $4,552 and $6,653 were on loan under the program at December 31, 1998 and 1997, respectively. The Company is liable for cash collateral of $3,769 at December 31, 1998. This liability is included in other liabilities. Rebates of $266 were paid and accrued on the cash collateral for the year ended

December 31, 1998. The rebates paid and accrued during 1998 are included in other operating costs and expenses. Security collateral is returnable on short notice and is not reflected in the consolidated financial statements.

 Statutory Deposits

  The Company had investment assets on deposit with regulatory agencies of $466 and $4,695 as of December 31, 1998 and 1997, respectively.

 Mortgage Loans on Real Estate

  Mortgage loans were categorized as follows:

                                                       December 31,
                                              ----------------------------------
                                                   1998              1997
                                              ----------------  ----------------
                                              Amount   Percent  Amount   Percent
                                              -------  -------  -------  -------
Commercial mortgage loans.................... $12,503     74%   $14,945     73%
Agriculture mortgage loans...................   4,256     25%     3,753     18%
Residential mortgage loans...................     241      1%       272      1%
Other loans..................................      --      --     1,512      8%
                                              -------  ------   -------   -----
                                               17,000    100%    20,482    100%
                                                       ======             =====
Less: Valuation allowances...................     173               289
                                              -------           -------
                                              $16,827           $20,193
                                              =======           =======

  Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 1998, approximately 15%,
9% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $606 and $725 at December 31, 1998 and 1997, respectively.

  Changes in mortgage loan valuation allowances were as follows:

                                               Years ended December
                                                        31,
                                              -------------------------
                                               1998     1997     1996
                                              -------  -------  -------
Balance at January 1......................... $   289  $  469   $   491
Additions....................................      40      61       144
Deductions for writedowns and dispositions...    (130)   (241)     (166)
Deductions for disposition of affiliates.....     (26)     --        --
                                              -------  ------   -------
Balance at December 31....................... $   173  $  289   $   469
                                              =======  ======   =======

  A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                               December 31,
                                              ----------------
                                               1998     1997
                                              -------  -------
Impaired mortgage loans with valuation
 allowances.................................. $   823  $1,231
Impaired mortgage loans without valuation
 allowances..................................     375     306
                                              -------  ------
                                                1,198   1,537
Less: Valuation allowances...................     149     250
                                              -------  ------
                                              $ 1,049  $1,287
                                              =======  ======

  The average recorded investment in impaired mortgage loans on real estate was $1,282, $1,680 and $2,113 for the years ended December 31, 1998, 1997 and 1996, respectively. Interest income on impaired mortgages was $109, $110 and $119 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Restructured mortgage loans on real estate were $1,036 and $1,207 at December 31, 1998 and 1997, respectively. Interest income of $74, $91 and $135 was recognized on restructured loans for the years ended December 31, 1998, 1997 and 1996, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $87, $116 and $198 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Mortgage loans on real estate with scheduled payments 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $65 and $255 as of December 31, 1998 and 1997, respectively.

 Real Estate and Real Estate Joint Ventures

  Real estate and real estate joint ventures consisted of the following:

                                                               December 31,
                                                              ---------------
                                                               1998     1997
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       investment............................................ $ 6,301  $6,731
      Impairments............................................    (408)   (407)
                                                              -------  ------
                                                                5,893   6,324
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       sale..................................................     546     915
      Impairments............................................    (119)    (49)
      Valuation allowance....................................     (33)   (110)
                                                              -------  ------
                                                                  394     756
                                                              -------  ------
                                                              $ 6,287  $7,080
                                                              =======  ======

  Accumulated depreciation on real estate was $2,065 and $2,030 at December 31, 1998 and 1997, respectively. Related depreciation expense was $282, $338 and $348 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Real estate and real estate joint ventures were categorized as follows:

                                                           December 31,
                                                  ------------------------------
                                                       1998            1997
                                                  --------------- --------------
                                                  Amount  Percent Amount Percent
                                                  ------- ------- ------ -------
      Office..................................... $ 4,265    68%  $4,730    67%
      Retail.....................................     640    10%     804    11%
      Apartments.................................     418     7%     406     6%
      Land.......................................     313     5%     346     5%
      Agriculture................................     195     3%     214     3%
      Other......................................     456     7%     580     8%
                                                  -------   ---   ------   ---
                                                  $ 6,287   100%  $7,080   100%
                                                  =======   ===   ======   ===

  The Company's real estate holdings are primarily located throughout the United States. At December 31, 1998, approximately 23%, 23% and 12% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                Years ended December 31,
                               ----------------------------
                                 1998      1997      1996
                               --------  --------  --------
      Balance at January 1.... $    110  $    661  $    924
      Additions charged
       (credited) to
       operations.............       (5)      (76)      127
      Deductions for
       writedowns and
       dispositions...........      (72)     (475)     (390)
                               --------  --------  --------
      Balance at December 31.. $     33  $    110  $    661
                               ========  ========  ========

  Investment income (expense) relating to impaired real estate and real estate joint ventures held-for-investment was $105, $28 and $(10) for the years ended December 31, 1998, 1997 and 1996, respectively. Investment income relating to real estate and real estate joint ventures held-for-sale was $3, $11 and $70 for the years ended December 31, 1998, 1997 and 1996, respectively. The carrying value of non-income producing real estate and real estate joint ventures was insignificant at December 31, 1998 and 1997, respectively.

  The Company owned real estate acquired in satisfaction of debt of $154 and $218 at December 31, 1998 and 1997, respectively.

 Direct Financing and Leveraged Leases

  Direct financing and leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                              -------------------------------------------------
                              Direct Financing     Leveraged
                                   Leases           Leases           Total
                              -----------------  --------------  --------------
                               1998     1997      1998    1997    1998    1997
                              -----------------  ------  ------  ------  ------
Investment................... $   --  $   1,137  $1,067  $  851  $1,067  $1,988
Estimated residual values....     --        183     607     641     607     824
                              ------- ---------  ------  ------  ------  ------
                                  --      1,320   1,674   1,492   1,674   2,812
Unearned income..............     --       (261)   (471)   (428)   (471)   (689)
                              ------- ---------  ------  ------  ------  ------
Net investment............... $   --  $   1,059  $1,203  $1,064  $1,203  $2,123
                              ======= =========  ======  ======  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7% to 12%. These receivables are generally collateralized by the related property.

3. DERIVATIVE INSTRUMENTS

  The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments (other than equity options) held at December 31, 1998 and 1997:

                                          1998                                  1997
                          ------------------------------------- -------------------------------------
                                             Current Market or                     Current Market or
                                                 Fair Value                            Fair Value
                                             ------------------                    ------------------
                          Carrying  Notional                    Carrying  Notional
                           Value     Amount  Assets Liabilities  Value     Amount  Assets Liabilities
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Financial futures.......  $      3  $  2,190 $    8 $         6 $     10  $  2,262 $   17 $         7
Foreign exchange
 contracts..............       --        136    --            2      --        150      2         --
Interest rate swaps.....        (9)    1,621     17          50      (11)    1,464      9          28
Foreign currency swaps..        (1)      580      3          62      --        258      3          30
Caps....................       --      8,391    --          --       --      1,545     13         --
Options (fixed income)..       --        --     --          --         2       275    --            2
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Total contractual
 commitments............  $     (7) $ 12,918 $   28 $       120 $      1  $  5,954 $   44 $        67
                          ========  ======== ====== =========== ========  ======== ====== ===========

  The following is a reconciliation of the notional amounts by derivative type and strategy as of December 31, 1998 and 1997:

                          December 31, 1997           Terminations/ December 31, 1998
                           Notional Amount  Additions  Maturities    Notional Amount
                          ----------------- --------- ------------- -----------------
BY DERIVATIVE TYPE
Financial futures.......       $2,262        $25,073    $(25,145)        $ 2,190
Foreign exchange
 contracts..............          150          1,231      (1,245)            136
Interest rate swaps.....        1,464            788        (631)          1,621
Foreign currency swaps..          258            386         (64)            580
Caps....................        1,545          8,250      (1,404)          8,391
Options (fixed income)..          275            --         (275)            --
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======
BY STRATEGY
Liability hedging.......       $1,860        $ 8,419    $ (1,538)        $ 8,741
Invested asset hedging..          817          1,666      (1,619)            864
Portfolio hedging.......        2,787         25,643     (25,600)          2,830
Anticipated transaction
 hedging................          490            --           (7)            483
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======

  The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 1998:

                                             Remaining Life
                                 ---------------------------------------
                                                       After Five
                                           After One      Years    After
                                 One Year Year Through Through Ten  Ten
                                 or Less   Five Years     Years    Years  Total
                                 -------- ------------ ----------- ----- -------
Financial futures..............    $2,190 $        --  $       --  $ --  $ 2,190
Foreign exchange contracts.....       136          --          --    --      136
Interest rate swaps............       470          774         162   215   1,621
Foreign currency swaps.........        39          182         343    16     580
Caps...........................     1,875        6,496          20   --    8,391
                                 -------- ------------ ----------- ----- -------
Total contractual commitments..    $4,710 $      7,452 $       525 $ 231 $12,918
                                 ======== ============ =========== ===== =======

  In addition to the derivative instruments above, the Company uses equity option contracts as invested asset hedges. There were 92 thousand and 7 million equity option contracts outstanding with carrying values of $(11) and $27 and market values of $(11) and $33, as of December 31, 1998 and 1997, respectively. The outstanding contracts have a remaining life of one year or less as of December 31, 1998.

4. REINSURANCE

  The Company assumes and cedes insurance with other insurance companies. The Company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The amounts in the consolidated statements of income are presented net of reinsurance ceded.

  The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to diversify its risk portfolio.

  The effects of reinsurance were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Direct premiums............................... $12,763  $12,728  $12,452
      Reinsurance assumed...........................     409      360      508
      Reinsurance ceded.............................  (1,669)  (1,810)  (1,615)
                                                     -------  -------  -------
      Net premiums.................................. $11,503  $11,278  $11,345
                                                     =======  =======  =======
      Reinsurance recoveries netted against
       policyholder benefits........................ $ 1,751  $ 1,648  $ 1,667
                                                     =======  =======  =======

  Reinsurance recoverables, included in other receivables, were $2,956 and $1,511 at December 31, 1998 and 1997, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $105 and $158 at December 31, 1998 and 1997, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
      Balance at January 1........................... $ 3,655  $ 3,345  $ 3,296
        Reinsurance recoverables.....................    (229)    (215)    (214)
                                                      -------  -------  -------
      Net balance at January 1.......................   3,426    3,130    3,082
                                                      -------  -------  -------
      Incurred related to:
        Current year.................................   2,726    2,855    2,951
        Prior years..................................    (245)      88     (114)
                                                      -------  -------  -------
                                                        2,481    2,943    2,837
                                                      -------  -------  -------
      Paid related to:
        Current year.................................  (1,967)  (1,832)  (1,998)
        Prior years..................................    (853)    (815)    (791)
                                                      -------  -------  -------
                                                       (2,820)  (2,647)  (2,789)
                                                      -------  -------  -------
      Balance at December 31.........................   3,087    3,426    3,130
        Add: Reinsurance recoverables................     233      229      215
                                                      -------  -------  -------
      Balance at December 31......................... $ 3,320  $ 3,655  $ 3,345
                                                      =======  =======  =======

5. INCOME TAXES

  The provision for income taxes was as follows:

                                                               Years ended
                                                               December 31,
                                                             ------------------
                                                              1998   1997  1996
                                                             ------  ----  ----
      Current:
        Federal............................................. $  821  $424  $346
        State and local.....................................     60    10    25
        Foreign.............................................     99    26    27
                                                             ------  ----  ----
                                                                980   460   398
                                                             ------  ----  ----
      Deferred:
        Federal.............................................   (178)  (26)   66
        State and local.....................................     (8)    9     6
        Foreign.............................................    (54)   25    12
                                                             ------  ----  ----
                                                              (240)     8    84
                                                             ------  ----  ----
      Provision for income taxes............................ $  740  $468  $482
                                                             ======  ====  ====

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                              Years ended
                                                              December 31,
                                                           --------------------
                                                            1998    1997   1996
                                                           ------  ------  ----
      Tax provision at U.S. statutory rate................ $  730  $  585  $492
      Tax effect of:
        Tax exempt investment income......................    (40)    (30)  (18)
        Goodwill..........................................      5       9    --
        Surplus tax.......................................     18     (40)   38
        State and local income taxes......................     31      15    23
        Foreign operations................................     12       7    (7)
        Tax credits.......................................    (25)    (15)  (15)
        Prior year taxes..................................      4      (2)  (46)
        Sale of subsidiaries..............................    (19)    (41)   --
        Other, net........................................     24     (20)   15
                                                           ------  ------  ----
      Provision for income taxes.......................... $  740  $  468  $482
                                                           ======  ======  ====

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                           December 31,
                                                           --------------
                                                            1998    1997
                                                           ------  ------
      Deferred income tax assets:
        Policyholder liabilities and receivables.......... $3,239  $3,174
        Net operating losses..............................     22      33
        Employee benefits.................................    174     187
        Non-deductible liabilities........................    441     162
        Other, net........................................    158     223
                                                           ------  ------
                                                            4,034   3,779
        Less: Valuation allowance.........................     21      24
                                                           ------  ------
                                                            4,013   3,755
                                                           ------  ------
      Deferred income tax liabilities:
        Investments.......................................  1,417   1,118
        Deferred policy acquisition costs.................  1,774   1,890
        Net unrealized investment gains...................    864   1,119
        Other, net........................................     18     100
                                                           ------  ------
                                                            4,073   4,227
                                                           ------  ------
      Net deferred income tax liability................... $  (60) $ (472)
                                                           ======  ======

  Foreign net operating loss carryforwards generated a deferred income tax benefit of $21. The Company has recorded a valuation allowance related to these tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized at such time management believes that it is more likely than not that the portion of the deferred income tax asset is realizable.

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                                Years ended
                                                               December 31,
                                                              -----------------
                                                              1998   1997  1996
                                                              -----  ----  ----
      Policyholder liabilities and receivables............... $ (65) $(93) $ 27
      Net operating losses...................................    11     5   (19)
      Investments............................................   230   245    (6)
      Deferred policy acquisition costs......................  (116)  (51)   55
      Employee benefits......................................    13   (40)   (4)
      Non-deductible liabilities.............................  (279)  (66)  (24)
      Change in valuation allowances.........................    (3)   10     4
      Other, net.............................................   (31)   (2)   51
                                                              -----  ----  ----
                                                              $(240) $  8  $ 84
                                                              =====  ====  ====

  The Company has been audited by the Internal Revenue Service for the years through and including 1993. The Company is being audited for the years 1994, 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

6. EMPLOYEE BENEFIT PLANS

 Pension Benefit and Other Benefit Plans

  The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

  The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                     December 31,
                                           ------------------------------------
                                           Pension Benefits    Other Benefits
                                           ------------------  ----------------
                                             1998      1997     1998     1997
                                           --------  --------  -------  -------
Change in projected benefit obligation:
Projected benefit obligation at beginning
 of year.................................  $  3,523  $  3,268  $ 1,763  $ 1,773
Service cost.............................        88        73       31       30
Interest cost............................       254       244      114      122
Actuarial gain...........................       205       160      (74)     (57)
Divestitures, curtailments and
 terminations............................        24        (9)     (13)       2
Change in benefits.......................        12         6      --        (2)
Benefits paid............................      (245)     (219)    (113)    (105)
                                           --------  --------  -------  -------
Projected benefit obligation at end of
 year....................................     3,861     3,523    1,708    1,763
                                           --------  --------  -------  -------
Change in plan assets:
Contract value of plan assets at
 beginning of year.......................     3,982     3,628    1,004      897
Actual return on plan assets.............       671       566      171      128
Employer contribution....................        15         7       61       84
Benefits paid............................      (245)     (219)    (113)    (105)
Other payments...........................      (100)      --       --       --
                                           --------  --------  -------  -------
Contract value of plan assets at end of
 year....................................     4,323     3,982    1,123    1,004
                                           --------  --------  -------  -------
Over (under) funded......................       462       459     (585)    (759)
Unrecognized net asset at transition.....       (95)     (140)      --       --
Unrecognized net actuarial gains.........       (81)     (109)    (322)    (171)
Unrecognized prior service cost..........       144       150       (3)      (2)
                                           --------  --------  -------  -------
Prepaid (accrued) benefit cost...........  $    430  $    360  $  (910) $  (932)
                                           ========  ========  =======  =======
Qualified plan prepaid pension cost......  $    546  $    516  $   --   $   --
Non-qualified plan accrued pension cost..      (116)     (156)     --       --
                                           --------  --------  -------  -------
Prepaid benefit cost.....................  $    430  $    360  $   --   $   --
                                           ========  ========  =======  =======

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                             Qualified Plan  Non-Qualified Plan        Total
                             --------------- ------------------    -------------
                              1998    1997     1998       1997      1998   1997
                             ------- ------- ---------  ---------  ------ ------
Aggregate projected benefit
 obligation................  $ 3,638 $ 3,170 $     223  $     353  $3,861 $3,523
Aggregate contract value of
 plan assets (principally
 Company contracts)........    4,323   3,831       --         151   4,323  3,982
                             ------- ------- ---------  ---------  ------ ------
Over (under) funded........  $   685 $   661 $    (223) $    (202) $  462 $  459
                             ======= ======= =========  =========  ====== ======

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                      Pension Benefits       Other Benefits
                                    --------------------- --------------------
Weighted average assumptions as of
December 31,                          1998       1997       1998      1997
----------------------------------  --------- ----------- -------- -----------
Discount rate...................... 7%-7.25%  7.25%-7.75%    7%    7.25%-7.75%
Expected return on plan assets.....   8.5%       8.75%    7.25%-9%    8.75%
Rate of compensation increase...... 4.5%-8.5%  4.5%-8.5%    n/a        n/a

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was 6.5% per year for pre-Medicare eligible claims and 6% for Medicare eligible claims in 1998. The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9% in 1997, gradually decreasing to 5.25% over 5 years.

  Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               One      One
                                                             Percent  Percent
                                                             Increase Decrease
                                                             -------- --------
      Effect on total of service and interest cost
       components...........................................   $ 16     $ 18
      Effect on accumulated postretirement benefit
       obligation...........................................   $124     $183

  The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                         1998   1997   1996   1998  1997  1996
                                         -----  -----  -----  ----  ----  ----
Service cost............................ $  88  $  73  $  77  $ 31  $ 30  $ 41
Interest cost...........................   254    244    232   114   122   127
Expected return on plan assets..........  (330)  (318)  (273)  (79)  (66)  (58)
Amortization of prior actuarial (gain)
 loss...................................   (11)    (5)   (12)  (12)   (4)    2
Curtailment (credit) cost...............   (10)   --     --      4   --    --
                                         -----  -----  -----  ----  ----  ----
Net periodic benefit cost (credit)...... $  (9) $  (6) $  24  $ 58  $ 82  $112
                                         =====  =====  =====  ====  ====  ====

 Savings and Investment Plans

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $43, $44 and $42 for the years ended December 31, 1998, 1997 and 1996, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and subrental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                     Gross
                                                    Rental Sublease  Rental
                                                    Income  Income  Payments
                                                    ------ -------- --------
         1999...................................... $1,213   $10      $126
         2000......................................  1,150    11       109
         2001......................................  1,052    11        94
         2002......................................    942    10        72
         2003......................................    787     9        51
         Thereafter................................  2,636    35       242

8. DEBT

  Debt consisted of the following:

                                                                   December 31,
                                                                  --------------
                                                                   1998    1997
                                                                  ------- ------
MetLife:
  6.300% surplus notes due 2003.................................. $   397 $  397
  7.000% surplus notes due 2005..................................     249    249
  7.700% surplus notes due 2015..................................     198    198
  7.450% surplus notes due 2023..................................     296    296
  7.875% surplus notes due 2024..................................     148    148
  7.800% surplus notes due 2025..................................     248    248
  Other..........................................................     207    436
                                                                  ------- ------
                                                                    1,743  1,972
                                                                  ------- ------
  Investment Related:
    Exchangeable subordinated debt, interest based on LIBOR plus
     factors, due 1999...........................................     212    374
    Exchangeable subordinated debt, interest rates ranging from
     4.90% to 6.18%, due 2001
     and 2002....................................................     371    --
                                                                  ------- ------
                                                                      583    374
                                                                  ------- ------
Total MetLife....................................................   2,326  2,346
                                                                  ------- ------
Nvest:
  7.060% senior notes due 2003...................................     110    110
  7.290% senior notes due 2007...................................     160    160
                                                                  ------- ------
                                                                      270    270
                                                                  ------- ------
Other Companies:
  Fixed rate notes, interest rates ranging from 6.96% to 8.51%,
   maturity dates ranging from 1999 to 2008                           179    --
  Floating rate notes, interest based on LIBOR plus factors......     --     146
  Other..........................................................     128    122
                                                                  ------- ------
                                                                      307    268
                                                                  ------- ------
Total long-term debt.............................................   2,903  2,884
Total short-term debt............................................   3,585  4,587
                                                                  ------- ------
                                                                  $ 6,488 $7,471
                                                                  ======= ======

  Short-term debt consisted of commercial paper with a weighted average interest rate of 5.31% and 5.75% and a weighted average maturity of 44 and 71 days as of December 31, 1998 and 1997, respectively.

  The Company maintains an unsecured credit facility of $2,000 under which bank loans and other short-term debt are drawn. This facility is maintained for general corporate purposes and to provide additional support to the Company's commercial paper program. At December 31, 1998 there were no outstanding borrowings under the facility.

  Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the Superintendent. Subject to the prior approval of the Superintendent, the 7.45% surplus notes may be redeemed, in whole or in part, at the election of the Company at any time on or after November 1, 2003.

  The exchangeable subordinated debt is payable in cash or by the delivery of the underlying common stock collateral owned by the Company. The value ascribed to the common stock at the date of delivery is the greater of the market value at the date of the debt issuance or date of delivery. The debt provides for additional interest if the market value of the common stock appreciates above certain levels at the date of delivery as compared with the market value at the date of issuance.

  The aggregate maturities of long-term debt are $413 in 1999, $45 in 2000, $191 in 2001, $221 in 2002, $527 in 2003 and $1,518 thereafter.

  Interest expense related to the Company's outstanding indebtedness was $333, $344 and $311, for the years ended December 31, 1998, 1997 and 1996, respectively.

9. COMMITMENTS AND CONTINGENCIES

 Litigation

  The Company and certain of its subsidiaries are currently defendants in approximately 400 lawsuits, including over 40 putative or certified class action lawsuits, raising allegations of improper marketing and sales of individual life insurance or annuities (hereafter "sales practices claims"). Two of these putative class actions are filed in Canada and the remainder are filed in the United States. These cases are brought by or on behalf of policyholders and others and allege, among other claims, that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure concerning the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. The classes proposed in the pending class actions are defined broadly enough, in the aggregate, to include a substantial number of active and lapsed policyholders who purchased individual life insurance policies from the Company during the 1980's and 1990's. In California, Ohio and West Virginia, courts have certified or deemed certifiable classes on behalf of policyholders in those states who allegedly did not receive proper notice of replacement. A Federal Court in Massachusetts has certified a mandatory class involving certain former policyholders of New England Mutual Life Insurance Company which merged into the Company in 1996. The United States Court of Appeals remanded the case to the trial court for further consideration. A number of the sales practices claims pending in federal courts have been consolidated as a multidistrict proceeding for pre-trial purposes in the United States District Court for the Western District of Pennsylvania and, as to former New England Mutual Life Insurance Company policyholders, in the United States District Court in Massachusetts. In another case, a New York federal court has certified or conditionally certified some subclasses of purchasers of the Company's policies and annuity contracts outside the United States. While most of these cases are in the early stages of litigation, they seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sale of individual life insurance may be commenced in the future.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the Company's sales of individual life insurance or annuities, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. Over the past several years, a number of investigations by other regulatory authorities have been resolved by the Company for monetary payments and certain other relief.

  The Company is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. The Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of the Company's employees during the period from the 1920's through approximately the 1950's and alleging that the Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against the Company have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While the Company believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect thereof, most of the cases have been resolved by settlements. The Company intends to continue to exercise its best judgment regarding settlement or defense of such cases. The number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the Company is uncertain. Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously resolved dispute with its primary, umbrella and first level excess liability insurance carriers. The Company is presently in litigation with several of its excess liability insurers regarding amounts payable under the Company's policies with respect to coverage for these claims.

  The Company believes that the claims and the amount of damages asserted in the aforementioned sales practices and asbestos personal injury litigations are without merit, and it intends to continue to defend its interests vigorously.

  During 1998, the Company obtained certain excess reinsurance and insurance policies providing coverage for risks associated primarily with sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. In 1998, the Company recorded a charge of $1,715, included in other expenses, for related insurance and reinsurance premiums and for potential liabilities related to certain of these claims.

  Various litigation, claims and assessments against the Company, in addition to the aforementioned and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's financial position. However, given the large and/or indeterminable amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results in particular quarterly or annual periods.

 Year 2000

  The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $210 (unaudited) of which approximately $149 has been incurred through December 31, 1998.

 Guaranty Funds

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of $35, $23 and $25 in 1998, 1997 and 1996, respectively, of which $24, $20 and $19 were estimated to be credited against future premium taxes.

10. OTHER EXPENSES

  Other expenses were comprised of the following:

                                                        Years ended December
                                                                31,
                                                       ------------------------
                                                        1998     1997    1996
                                                       -------  ------  -------
        Compensation.................................. $ 2,478  $2,072  $ 1,813
        Commissions...................................     902     766      722
        Interest and debt issue costs.................     379     453      311
        Amortization of policy acquisition costs......     587     771      633
        Capitalization of policy acquisition costs....  (1,025) (1,000)  (1,028)
        Rent, net of sublease.........................     155     179      183
        Minority interest.............................      67      56       30
        Restructuring charge..........................      81     --       --
        Other.........................................   4,494   2,637    2,091
                                                       -------  ------  -------
                                                       $ 8,118  $5,934  $ 4,755
                                                       =======  ======  =======

11. DISCONTINUED OPERATIONS

  The 1996 loss from discontinued operations resulted from the finalization of the transfer of certain group medical contracts in connection with the Company's disposal of its group medical benefits business during 1995. The components of discontinued operations for the year ended December 31, 1996 were as follows:

        Loss from discontinued operations, net of
         income tax benefit of $18........................................ $ 52
        Loss on disposal of discontinued operations, net of
         income tax benefit of $11........................................   19
                                                                           ----
        Loss from discontinued operations................................. $ 71
                                                                           ====

12. CONSOLIDATED CASH FLOW INFORMATION

  During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and substantially all of its Canadian and Mexican insurance operations, which resulted in realized investment gains of $531. During 1997, the Company sold its United Kingdom insurance operations, which resulted in a realized investment gain of $139. Such sales caused a reduction in assets by $10,663 and $4,342 and liabilities by $3,691 and $4,207 in 1998 and 1997, respectively.

  In 1997, the Company also acquired assets of $3,777 and assumed liabilities of $3,347, through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values.

  Real estate of $69, $151 and $189 was acquired in satisfaction of debt for the years ended December 31, 1998, 1997 and 1996, respectively.

13. FAIR VALUE INFORMATION

  The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments were as follows:

                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1998                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $100,767 $100,767
  Equity securities.................................             2,340    2,340
  Mortgage loans on real estate.....................            16,827   17,793
  Policy loans......................................             5,600    6,143
  Short-term investments............................             1,369    1,369
  Cash and cash equivalents.........................             3,301    3,301
  Mortgage loan commitments.........................    472        --        14
Liabilities:
  Policyholder account balances.....................            37,088   37,304
  Short-term debt...................................             3,585    3,585
  Long-term debt....................................             2,903    2,995
                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1997                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $ 92,630 $ 92,630
  Equity securities.................................             4,250    4,250
  Mortgage loans on real estate.....................            20,193   21,084
  Policy loans......................................             5,846    6,110
  Short-term investments............................               679      679
  Cash and cash equivalents.........................             2,911    2,911
  Mortgage loan commitments.........................    334        --         4
Liabilities:
  Policyholder account balances.....................            37,034   37,265
  Short-term debt...................................             4,587    4,587
  Long-term debt....................................             2,884    2,939

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

 Fixed Maturities and Equity Securities

  The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

 Mortgage Loans on Real Estate and Mortgage Loan Commitments

  Fair values for mortgage loans on real estate and mortgage loan commitments are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

 Policy Loans

  Fair values for policy loans are estimated by discounting expected future cash flows using U.S. treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

 Cash and Cash Equivalents and Short-term Investments

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 Policyholder Account Balances

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

 Short-term and Long-term Debt

  The fair values of short-term and long-term debt are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

 Derivative Instruments

  The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

14. STATUTORY FINANCIAL INFORMATION

  The reconciliation of MetLife's statutory surplus and net change in statutory surplus, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                        December 31,
                                                       ----------------
                                                        1998     1997
                                                       -------  -------
Statutory surplus..................................... $ 7,388  $ 7,378
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................  (6,830)  (6,807)
  Deferred policy acquisition costs...................   6,560    6,438
  Deferred income taxes...............................     295     (242)
  Valuation of investments............................   3,981    3,474
  Statutory asset valuation reserves..................   3,381    3,854
  Statutory interest maintenance reserve..............   1,486    1,261
  Surplus notes.......................................  (1,595)  (1,555)
  Other, net..........................................     201      206
                                                       -------  -------
Equity................................................ $14,867  $14,007
                                                       =======  =======
                                                       Years ended December
                                                                31,
                                                       -----------------------
                                                        1998     1997    1996
                                                       -------  -------  -----
Net change in statutory surplus....................... $    10  $   227  $ 366
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................     127      (38)  (165)
  Deferred policy acquisition costs...................     224      149    391
  Deferred income taxes...............................     234       62    (74)
  Valuation of investments............................   1,158     (387)   (84)
  Statutory asset valuation reserves..................    (461)   1,136    599
  Statutory interest maintenance reserve..............     312       53     19
  Other, net..........................................    (261)       1   (199)
                                                       -------  -------  -----
Net income............................................ $ 1,343  $ 1,203  $ 853
                                                       =======  =======  =====

15. SEPARATE ACCOUNTS

  Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $39,490 and $32,893 at December 31, 1998 and 1997, respectively, in which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $18,578 and $15,445 at December 31, 1998 and 1997, respectively, in which MetLife contractually guarantees either a minimum return or account value to the policyholder.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $413, $287 and $216 in 1998, 1997 and 1996, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rate credited on these contracts was 7% at December 31, 1998. The assets that support these liabilities were comprised of $16,639 in fixed maturities as of December 31, 1998. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

16. OTHER COMPREHENSIVE INCOME

  The following tables set forth the reclassification adjustments required for the years ended December 31, 1998, 1997 and 1996 to avoid double-counting in comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                       1998     1997     1996
                                                      -------  -------  -------
Holding gains (losses) on investments arising during
 the year...........................................  $ 1,556  $ 4,479  $(1,494)
Income tax effect of holding gains or losses........     (646)  (1,698)     550
Transfer of securities from held-to-maturity to
 available-for-sale:
  Holding gains on investments......................       --      198       --
  Income tax effect.................................       --      (75)      --
Reclassification adjustments:
  Realized holding gains included in current year
   net income.......................................   (2,043)    (868)    (367)
  Amortization of premium and discount on
   investments......................................     (411)    (406)    (631)
  Realized holding gains (losses) allocated to other
   policyholder amounts.............................      608      231      227
  Income tax effect.................................      766      394      285
Allocation of holding (gains) losses on investments
 relating to other
 policyholder amounts...............................     (322)  (2,231)   1,286
Income tax effect of allocation of holding gains and
 losses to other
 policyholder amounts...............................      134      846     (474)
                                                      -------  -------  -------
Net unrealized investment (losses) gains............     (358)     870     (618)
                                                      -------  -------  -------
Foreign currency translation adjustments arising
 during the year....................................     (115)     (46)      (6)
Reclassification adjustment for sale of investment
 in foreign operation...............................        2       (3)      --
                                                      -------  -------  -------
Foreign currency translation adjustment.............     (113)     (49)      (6)
                                                      -------  -------  -------
Minimum pension liability adjustment................      (12)      --       --
                                                      -------  -------  -------
Other comprehensive (loss) income...................  $  (483) $   821  $  (624)
                                                      =======  =======  =======

17. RESTRUCTURING

  During 1998, the Company restructured headquarters operations and consolidated certain agencies and other operations. The impacts of these actions on a segment basis are as follows:

                                                  Severance
                                                 and Related   Facility
                                       Number of Termination Consolidation
                                       Positions    Costs        Costs     Total
                                       --------- ----------- ------------- -----
Individual............................     488       $15          $16       $31
Institutional.........................     320         8            2        10
Auto & Home...........................     357         4           --         4
Corporate and Other...................   1,102        30            6        36
                                         -----       ---          ---       ---
                                         2,267       $57          $24       $81
                                         =====       ===          ===       ===

  These programs are expected to be completed by the third quarter of 1999. As of December 31, 1998, $28 of these restructuring costs had been paid and the unpaid balance was $53.

18. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe and Asia. The Company's business is divided into six segments: Individual, Institutional, Auto & Home, International, Asset Management and Corporate. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

  Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personnel excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals. Asset Management provides a broad variety of asset management products and services to individuals and institutions such as mutual funds for savings and retirement needs, commercial real estate advisory and management services, and institutional and retail investment management. Through its Corporate segment, the Company reports items that are not allocated to any of the business segments.

  Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 1998, 1997 and 1996. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company has divested operations that did not meet targeted rates of return, including its medical insurance operations, commercial leasing business, and insurance operations in the United Kingdom and substantially all of its Canadian operations. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items to the Corporate segment.

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1998      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,381      $ 5,101    $1,403     $ 618       $  --     $   --       $   --     $11,503
Universal life and
 investment-type product
 policy fees                   817          475        --        68          --         --           --       1,360
Net investment income...     5,501        3,864        81       343          76        808         (445)     10,228
Other revenues..........       523          574        36        33         814         35          (50)      1,965
Net realized investment
 gains..................       663          552       122       117          --        683         (116)      2,021
Policyholder benefits
 and claims.............     4,659        6,373       869       597          --        (10)          --      12,488
Interest credited to
 policyholder account
 balances...............     1,443        1,199        --        89          --         --           --       2,731
Policyholder dividends..     1,447          142        --        64          --         --           --       1,653
Other expenses..........     2,609        1,592       546       352         799      2,632         (412)      8,118
Income before provision
 for income taxes.......     1,727        1,260       227        77          91     (1,096)        (199)      2,087
Income after provision
 for income taxes.......     1,091          833       161        56          47       (675)        (166)      1,347
Total assets............   103,974       88,356     2,771     3,432       1,165     20,652       (5,004)    215,346
Deferred policy
 acquisition costs......     6,255           43        57       205          --         --           --       6,560
Separate account assets.    23,038       35,286        --        26          --         --           --      58,350
Policyholder
 liabilities............    71,989       49,045     1,477     2,043          --          1         (352)    124,203
Separate account
 liabilities............   $23,013      $35,029    $   --     $  26       $  --     $   --       $   --     $58,068

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1997      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,327      $ 4,689    $1,354     $ 908       $  --     $   --       $   --     $11,278
Universal life and
 investment-type product
 policy fees............       855          426        --       137          --         --           --       1,418
Net investment income...     4,754        3,754        71       504          87        895         (574)      9,491
Other revenues..........       338          357        25        54         682         19           16       1,491
Net realized investment
 gains..................       356           45         9       142          --        326          (91)        787
Policyholder benefits
 and claims.............     4,597        5,934       834       869          --         --           --      12,234
Interest credited to
 policyholder account
 balances...............     1,428        1,319        --       137          --         --           --       2,884
Policyholder dividends..     1,340          305        --        97          --         --           --       1,742
Other expenses..........     2,384        1,178       520       497         679      1,118         (442)      5,934
Income before provision
 for income taxes.......       881          535       105       145          90        122         (207)      1,671
Income after provision
 for income taxes.......       603          339        74       126          52        210         (201)      1,203
Total assets............    95,990       83,481     2,542     7,412       1,147     18,494       (6,290)    202,776
Deferred policy
 acquisition costs......     5,912           40        56       428          --         --           --       6,436
Separate account assets.    17,368       30,732        --       520          --         --           --      48,620
Policyholder
 liabilities............    70,686       49,550     1,509     5,615          --          1           (3)    127,358
Separate account
 liabilities............   $17,345      $30,473    $   --     $ 520       $  --     $   --       $   --     $48,338

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1996      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,559      $ 4,676    $1,316    $  794        $--      $   --       $   --     $11,345
Universal life and
 investment-type product
 policy fees............       729          375        --       139         --          --           --       1,243
Net investment income...     4,604        3,446        71       523         60         761         (487)      8,978
Other revenues..........        74          475        26        37        495          89           50       1,246
Net realized investment
  gains (losses) .......       282           28        24        13         --        (112)          (4)        231
Policyholder benefits
 and claims.............     4,690        6,006       891       700         --          (1)          --      12,286
Interest credited to
 policyholder account
 balances                    1,354        1,358        --       156         --          --           --       2,868
Policyholder dividends..     1,333          284        --       111         --          --           --       1,728
Other expenses..........     2,019        1,008       490       418        498         706         (384)      4,755
Income before provision
 for income taxes.......       852          344        56       121         57          33          (57)      1,406
Income after provision
 for income taxes.......       511          217        34        86         47          85          (56)        924
Total assets............    86,042       75,872     2,801    11,714        901      18,900       (6,954)    189,276
Deferred policy
 acquisition costs......     6,495           29        56       647         --          --           --       7,227
Separate account assets.    12,403       27,715        --     3,645         --          --           --      43,763
Policyholder
 liabilities............    67,220       48,253     1,562     6,045         --           1          (55)    123,026
Separate account
 liabilities............   $12,386      $27,368    $   --    $3,645        $--      $   --       $   --     $43,399

  The individual segment includes an equity ownership interest in Nvest Companies, L.P. ("Nvest") under the equity method of accounting. Nvest has been included within the asset management segment due to the types of products and strategies employed by the entity. The individual segment's equity in earnings of Nvest, which is included in net investment income, was $49, $45 and $43 for the years ended December 31, 1998, 1997 and 1996, respectively. The investment in Nvest was $252, $216 and $152 at December 31, 1998, 1997 and 1996, respectively.

  Net investment income and net realized investment gains are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

  The consolidation/elimination column includes the elimination of all intersegment amounts and the individual segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

  Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $25,643, $22,664 and $21,762 for the years ended December 31, 1998, 1997 and 1996, respectively, which represented 96%, 93% and 94%, respectively, of consolidated revenues.

                                                                              U

                                                                              L

                                                                              I

                                                                              I

                                   PROSPECTUS
                                      FOR

                      ULII, a Flexible Premium Multifunded
                             Life Insurance Policy
                 Issued by Metropolitan Life Insurance Company
                                 April 30, 1999

The Policy is designed to provide:

 . Life insurance coverage

 . Flexible premium payments

 . A choice among three death benefit options

 . Funding options for allocating premium payments to and transferring cash value among a fixed interest account and the following Metropolitan Life Separate Account UL investment divisions:

State Street Research         Janus Mid Cap
Aggressive Growth

                              Loomis Sayles High Yield Bond
State Street Research
Diversified                   Scudder Global Equity


State Street Research Growth  T. Rowe Price Small Cap Growth


State Street Research Income  MetLife Stock Index


State Street Research Money
Market

Santander International Stock
(formerly State Street
Research International
Stock)


A word about risk:
This Prospectus discusses the risks associated with purchasing the Policy. The Metropolitan Series Fund, Inc. (the "Fund") prospectus discusses the risks associated with investment in the Fund. The Fund prospectus is being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions named above invest solely in a corresponding "Portfolio" of the Fund. The Prospectus is not valid unless you also receive or have received a current Fund prospectus.

The purchase of the Policy involves risk. You could lose money. You might have to pay additional amounts of premium to avoid losing the life insurance protection you purchased through a Policy.

How to learn more:
Before purchasing a Policy, read the information in this Prospectus and in the Fund prospectus. Keep these prospectuses for future reference.

                                  -----------

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

                                                       Page
                                                     in this
   Subject                                          Prospectus
   -------                                          ----------
   Summary.........................................      2
   MetLife.........................................      6
   Separate Account UL.............................      7
   The Fixed Account...............................      7
   Metropolitan Series Fund, Inc. .................      7
   Issuing a Policy................................      8
   Policy Benefits.................................      9
   Policy Rights...................................     14
   Payment and Allocation of Premiums..............     17
   Charges and Deductions..........................     18
   Federal Tax Matters.............................     21
   Showing Performance.............................     22
   Rights We Reserve...............................     23
   Other Policy Provisions.........................     23
   Sales and Administration of the Policies........     24
   Voting Rights...................................     25
   Reports.........................................     26
   Illustration of Policy Benefits.................     27
   Getting More Information........................     27
   Legal, Accounting and Actuarial Matters.........     27
   Management......................................     28
   Financial Statements............................     31

Summary

This summary gives an overview of the Policy and is qualified by the more detailed information in the Prospectus and the Policy.

MetLife issues the Policy. The Policy is designed to meet your changing life insurance needs. In addition to the base Policy, optional insurance benefits may also be added to your coverage.

Premiums

The Policy allows flexibility in making premium payments. There are certain minimum premium requirements during the first two Policy years. Other than these minimum premium payment requirements, the Policy will remain in force as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

Cash Value

Your cash value in the Policy reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity. MetLife doesn't guarantee the investment performance of the Separate Account UL investment divisions and you should consider your risk tolerance before selecting any of these funding options.

Transfers and Automated Investment Strategies

You may transfer cash value among the funding options, subject to certain limits. You may also choose among four automated investment strategies: the Equity Generator SM, the Equalizer SM, The Allocator SM and the Rebalancer SM.

Specified Face Amount of Insurance

Within certain limits, you may choose your specified face amount of insurance when the Policy is issued. You may also change the amount after the second Policy year, subject to our rules and procedures.

Death Benefit Options

Generally, you have a choice among three options. These range from an amount equal to the specified face amount to an amount equal to the specified face amount plus the policy cash value at the date of death.

Surrenders, Partial Withdrawals and Loans

Within certain limits, you may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its cash surrender value.

Tax Treatment

In most cases, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Policy, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. If your Policy is a modified endowment contract, you will pay income taxes on loans and withdrawals to the extent of any gains (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax may also apply. If the Policy is part of a collateral assignment equity split dollar arrangement with an employer, any increases in cash value that are not due to premium payments may be taxed annually. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be taxed on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

Table of Charges and Expenses

This table shows the charges and expenses that you pay under your Policy. See "Charges and Deductions," below for more information your Policy's charges:

        Type of Charge or Expense              Amount of Charge or Expense
--------------------------------------------------------------------------------
  Charges we deduct from each premium
   payment
   Sales charge:                        2% of each premium payment
   Charge for average expected state
    taxes attributable to premiums:     2% of each premium payment
   Charge for expected federal taxes
    attributable to premiums:           1.50% of each premium payment
  Monthly Deduction from your Policy's
   cash value
   Cost of term insurance charges:      Amount varies depending on the specifics
                                        of your Policy/2/
   Administration charge:               $.25 per $1,000 of specified face amount
                                        per month, plus
   First Policy year/3/:
                                        (a) $5 per month for insureds Age 17 and
                                        under
                                        (b) $15 per month for insureds age 18-49
                                        (c) $20 per month for insureds Age 50
                                        and over.

        Type of Charge or Expense              Amount of Charge or Expense
--------------------------------------------------------------------------------
   Second and later Policy years/3/:    (a) $5 per month for a specified face
                                        amount of $250,000 or more
                                        (b) $7 per month for a specified face
                                        amount between $100,000 and $249,999
                                        (c) $9 per month for a specified face
                                        amount of less than $100,000.
   Mortality and expense risk charge:   Annual rate of .90% of the average daily
                                        value of the assets in the Separate
                                        Account on each monthly anniversary.
   Underwriting charge: (applies only   Maximum charge of $5 for each $1,000 of
    if you request an increase in your  specified face amount increase.
    specified face amount)              Currently, the charge will not exceed
                                        the lesser of:
                                        . $2,500; or
                                        . $100 for the first $100,000 of face
                                         increase and $3 per thousand thereafter
--------------------------------------------------------------------------------
  Surrender charge:
   Full surrender or termination of     The charge ranges from $30 to $1 per
    your Policy during the 15 years     thousand dollars/4/ of the highest level
    after we issue your Policy or after of specified face amount (excluding
    you have increased your policy's    changes in specified face amount that
    specified face amount:              are the result of a change in death
                                        benefit option) that the Policy has ever
                                        had and is based on:
                                        . the insured's age at the time of
                                         Policy issue or any increase in
                                         specified face amount,
                                        . the death benefit option in effect at
                                         the time of Policy issue or any
                                         increase in specified face amount, and
                                        . the number of Policy years since issue
                                         or increase in specified face amount.
                                        In no event will the surrender charge
                                        during the first two Policy years,
                                        together with all premium expense
                                        charges deducted (other than the 2%
                                        charge for state premium taxes and that
                                        portion of the DAC tax charge that is
                                        not considered to be sales load) exceed
                                        the sum of:
                                        . 30% of premium payments in aggregate
                                         amount less than or equal to one
                                         guideline annual premium/5/, plus
                                        . 10% of premium payments in aggregate
                                         amount greater than one guideline
                                         annual premium but not more than two
                                         guideline annual premiums, plus
                                        . 9% of each premium payment in excess
                                         of two guideline annual premiums.
                                        A comparable limit applies to the
                                        surrender charge attributable to a
                                        specified face amount increase for a
                                        period of two years following the
                                        increase./6/
   Partial withdrawals:                 No surrender charge

--------
/1/Charges for any insurance coverage provided by any riders you choose will be included as part of the monthly deduction.
/2/See "Cost of Term Insurance" under "Charges and Deductions" for a more detailed discussion of factors affecting this charge. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.
/3/We will deduct the portion of the first year's administration charges referred to in (a), (b) and (c) that remain unpaid at the time of any full surrender or other termination of your Policy during its first year.
/4/The Surrender Charge tables are set forth below under "Charges and Deductions--Surrender Charge."

/5/The Guideline Annual Premium is the level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if we fixed premiums as to both timing and amount based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders.
/6/To compute this limit a portion of each premium paid after the increase will be attributed to the increase, as prescribed by SEC rule.

Fund Investment Management Fees and Direct Expenses

MetLife receives an investment management fee from the Fund and the Fund incurs direct expenses (see the Fund Prospectus and Statement of Additional Information referred to therein). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of the Fund that correspond to the Separate Account investment divisions you are using. The following sets forth the Fund's fees and expenses, expressed as a percentage of average net assets, for the year ending 12/31/98:

                                            Total                                 Total
                                             1998                                  1998
                         Manage-   Other    Annual             Manage-   Other    Annual
      Portfolios         ment Fee Expenses Expenses Portfolios ment Fee Expenses Expenses
-----------------------------------------------------------------------------------------
State Street Research                               Janus
Aggressive Growth          .71%     .04%     .75%   Mid Cap      .72%     .09%     .81%
-----------------------------------------------------------------------------------------
                                                    Loomis
                                                    Sayles
                                                    High
State Street Research                               Yield
Growth                     .48%     .05%     .53%   Bond(a)      .70%     .35%    1.05%
-----------------------------------------------------------------------------------------
                                                    Scudder
State Street Research                               Global
Diversified                .43%     .05%     .48%   Equity       .74%     .28%    1.02%
-----------------------------------------------------------------------------------------
                                                    T. Rowe
                                                    Price
                                                    Small
State Street Research                               Cap
Income                     .33%     .06%     .39%   Growth       .53%     .14%     .67%
-----------------------------------------------------------------------------------------
                                                    MetLife
State Street Research                               Stock
Money Market               .25%     .23%     .48%   Index        .25%     .05%     .30%
-----------------------------------------------------------------------------------------
Santander International
Stock                      .75%     .27%    1.02%

--------

(a) During all or a portion of 1998, we bore all expenses (other than management fees, brokerage commissions, taxes, interest and any non-recurring expenses) in excess of .20% of the net assets for the Loomis Sayles High Yield Bond Portfolio. Therefore the expenses this Portfolio paid was lower than those indicated in the charge above. The expenses after expense reimbursement for this Portfolio was .31% and the total 1998 annual expenses after expense reimbursement was 1.01%.

Other

Please refer to "Federal Tax Matters-Our taxation" and "Policy Benefits--Cash Value Transfers" for a description of certain charges that we currently do not impose but may impose in the future.

MetLife

We are a mutual life insurance company. We were formed in 1868 in New York and we currently conduct business in all 50 states, the District of Columbia, Puerto Rico and Canada. We are one of the largest financial services companies in the world with many of the largest United States corporations for clients. As of December 31, 1998, we had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $359 billion. We have listed our directors and certain key officers under "Management" and our financial information under "Financial Statements" below.

Giving us requests, instructions or notifications

[SIDEBAR: You can contact us at our Designated Office.]

Contacting us:

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. Our Designated Office is our home office at 1 Madison Avenue, New York, NY 10010. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.

When your requests, instructions and notifications become effective:

 . Generally, requests, premium payments premium allocation and transfer requests and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)


  . A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

  . A Valuation Date is:

    . Each day on which the New York Stock Exchange is open for trading.

    . Other days, if we, as the Fund's investment manager, think that there has been a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected.

 . Your Investment Start Date is the date the first net premium is applied to the Fixed Account or Separate Account and is the later of (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.

 . The effective date of your Automated Investment Strategies will be that set forth in the strategy chosen.

Separate Account UL

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.

[SIDEBAR: Each Separate Account investment division invests in a corresponding Portfolio of the Fund.]

The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of the Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

The Fixed Account

The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 4%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account and whether they were premium payments or transfers from the investment divisions. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

[SIDEBAR: You should carefully review the investment objectives, strategies, and risks of each Fund Portfolio, which are contained in the Fund prospectus you have also received.]

The Metropolitan Series Fund, Inc.

The Fund is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. The Fund is divided into Portfolios, each of which represent a different class of stock in which a corresponding investment division of the Separate Account invests. You should read the Fund prospectus, which you have also received. It contains information about the Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio. It also contains information on our different separate accounts and our affiliates that invest in the Fund and the risks related thereto.

As of the end of each Valuation Period, we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation
Period:

 . The allocation of net premiums to the Separate Account.

 . Dividends and distributions on Fund shares that are reinvested as of the dates paid (which reduces the value of each share of the Fund, increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).

 . Policy loans and loan repayments allocated to the Separate Account.

 . Transfers to and among investment divisions.

 . Withdrawals and surrenders taken from the Separate Account.

[SIDEBAR: We will issue a Policy to you as owner. You will have all the rights under the Policy including the ability to name a new owner or contingent owner.]

Issuing a Policy

If you want to own a Policy, then you must complete an application, which must be received by the Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.

Generally, we will issue a Policy only for insureds that are age 80 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An "insured" is the person upon whose life we issue the Policy. You do not have to be the insured. For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.

The Date of Policy is usually the date the Policy application is approved. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). We may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application (but not earlier than the date that the application is completed) in order to preserve a younger age for the insured. Your Date of Policy can also be the date the application is completed if you ask us and if we receive a payment of at least $2,500 with the application.

Temporary insurance will be provided for up to 90 days from the date of the application, provided that we receive a payment equal to at least one "check-o-matic" payment and any necessary medical examination has been completed. Even if the insured hasn't completed the medical examination, there will be coverage if the insured dies from an accident within 30 days of the date of the application. The temporary insurance does not cover death by suicide. The temporary insurance provided is equal to the specified face amount applied for up to a maximum of $500,000. There will be no charge for the insurance protection under the temporary insurance.

Insurance coverage under the Policy will begin at the time the Policy is delivered and any temporary insurance that is then in force will end. For coverage to be effective, the insured's health must be the same as stated in the application and, in most states, the insured must not have sought medical advice or treatment after the date of the application.

Policy Benefits

Insurance Proceeds

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death. The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the insured's lifetime. If no selection is made we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:

 . The death benefit under the death benefit option or alternate death benefit that is then in effect; plus

 . Any additional insurance proceeds provided by rider; minus

 . Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

Death Benefit Options

Generally, you can choose among three options, although the choice may be limited based upon availability in your state and the insured's age. You select which option you want in the Policy application. The three options are:

[SIDEBAR: The Policy generally offers a choice of three death benefit options.]

 . Option A: The death benefit is a level amount and equals the specified face amount of the Policy

 . Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.

 . Option C: The death benefit is designed to increase during your earning years
  (because we assume that your need for life insurance will probably increase during these years) and levels off thereafter. The death benefit is one of two amounts and is available only if insured is age 60 or less when we issue the Policy and the Policy was issued on or after May 1, 1994:

 . CI: the death benefit varies and equals the specified face amount plus the cash value on the date of death, until the insured is age 65.

 . CII: At age 65, the death benefit becomes a level amount equal to the specified face amount under CI plus the cash value at the end of the Valuation Date immediately preceding the date on which the insured became age 65. This new amount then becomes the specified face amount.

There are issues that you should consider in choosing your death benefit option. For example, under Options B and CI, the cash value is added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Options A and CII, for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and CI than under Options A and CII.

You can change your death benefit option after the second Policy year, provided that:

 . Your cash surrender value after the change would be enough to pay at least two monthly deductions.

 . The specified face amount continues to be no less than the minimum we allow after a decrease.

 . The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.

 . If the change is to C, the insured is age 60 or less.

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request. A change in death benefit will have the following effects on your specified face amount:

[SIDEBAR: You can generally change your death benefit option.]

 . Change from A or CII to B or CI: The specified face amount will decrease to equal the death benefit less the cash value on the effective date of the change.

 . Change from B or CI to A or CII: The specified face amount will increase to equal the death benefit plus the cash value of the Policy on the effective date of the change.

 . Change from B to CI or A to CII: The specified face amount will remain the same.

Before you change your death benefit option you should consider the following:

 . If the term insurance portion of your death benefit changes, as it may with a change from A or CII to B or CI and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the death benefit levels.

 . If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "Specified Face Amount," below. These issues include the possibility: that your Policy would become a modified endowment contract; that you would receive a taxable distribution; of an increase or decrease in the monthly administration charge; and of changes in the maximum premium amounts that you can pay.

Alternate Death Benefit

In order to ensure that the Policy qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit option that you chose. The alternate death benefit is as follows:

Age of Insured at Death  40 and  45  50  55  60  65  70 75 to 90  95
                           less
% of Cash Value: *          250 215 185 150 130 120 115      105 100

--------
*For the ages not listed, the percentage decreases by a ratable portion for each full year.

Specified Face Amount

The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of

[SIDEBAR: You can generally increase or decrease your Policy's specified face amount.]

specified face amount for which a Policy may be issued. Currently these amounts are generally:

 . $100,000 for insureds in the preferred rate class;

 . $50,000 for most other insureds; and

 . $250,000 for most Policies distributed through broker-dealers not affiliated with us.

Generally, you may change your specified face amount after the second Policy year, as long as the insured is age 79 or under. Any change will be effective on: the monthly anniversary on or next following (a) the Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.

You are permitted to decrease the specified face amount to as low as $25,000 except that no reduction may decrease the specified face amount below the Minimum Initial Specified Face Amount during the first five Policy years or one half that amount thereafter. These lowest available specified face amount requirements also apply to decreases that result from partial withdrawals. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount.

You may increase the specified face amount only if: the cash surrender value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Generally, the minimum specified face amount increase is $5,000. Any increase will require that we receive additional evidence of insurability that is satisfactory to us. We will also impose an underwriting charge.

Before you change your specified face amount you should consider the following:

 . The term insurance portion of your death benefit will likely change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.

 . Reducing your specified face amount in the first 15 Policy years may result in our returning an amount to you which could then be taxed on an income first basis.

 . We will establish an additional amount of surrender charge at the time of any increase in the specified face amount, other than an increase resulting automatically from a change of death benefit option.

 . The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease.

 . In some circumstances, that the Policy could become a modified endowment contract.

 . The monthly administration charge may change.

Cash Value

Your Policy's cash value equals:

 . The Fixed Account cash value, plus

 . The Policy Loan Account cash value, plus

 . The Separate Account cash value.

[SIDEBAR: Your Policy is designed to accumulate cash value.]

Your Policy's cash surrender value equals your cash value minus:

 . Any outstanding Policy loans (plus accrued interest);

 . Any surrender charges; and

 . A portion of the administration charge for any full Policy month remaining in the first Policy year.

The Separate Account cash value allocated to each investment division is calculated as follows:

 . At the end of each Valuation Period the cash value in an investment division will equal:

 . The cash value in the investment division at the beginning of the Valuation
  Period; plus

 . All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus

 . All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus

 . The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus

 . The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

Benefit at Final Date

The Final Date is the Policy anniversary on which the insured is Age 95. We will allow you to extend that date, however, where permitted by state law. If the insured is living on the Final Date, we will pay you the cash value of the Policy, reduced by any outstanding loans (plus accrued interest). You can receive the cash value in a single sum, in an account that earns interest, or under an available income plan.

Optional Benefits Added By Rider

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction. Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure if the benefit is something that you want. You should also consider:

 . That the addition of certain riders can restrict your ability to exercise certain rights under the Policy.

 . That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Policy terminates because of poor investment performance or any other reason, the riders generally will also terminate.

 . The tax consequences. You should also consult with your tax advisor before purchasing one of the riders.

Generally, we currently make the following benefits available by rider:

  . Disability Waiver of Monthly Deduction  .Children's Term Insurance Benefit
    Benefit/1/
------------------------------------------------------------------------------
  . Accidental Death Benefit                .Spouse Term Insurance Benefit
------------------------------------------------------------------------------
                                            .Accelerated Death Benefit/2/

--------
/1/An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Policy's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.
/2/Payment under this rider may affect eligibility for benefits under state or federal law.

[SIDEBAR: Generally, you can receive the Policy's insurance proceeds, amounts payable at the Final Date or amounts paid upon surrender under an income plan instead of in a lump sum.]

Income Plans
Before you purchase an income plan you should consider:

 . The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

 . That your Policy will terminate at the time you purchase an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.

 . That these plans do not have a variable investment return.

Generally, we currently make the following income plans available:

  . Interest income                  .Installment Income for a Stated Period
----------------------------------------------------------------------------
  . Installment Income for a Stated  . Single Life Income--Guaranteed
    Amount                             Payment Period
----------------------------------------------------------------------------
  . Joint and Survivor Life Income   .Single Life Income--Guaranteed Return

Policy Rights

Cash Value Transfers

[SIDEBAR: You can transfer your cash value among the investment divisions and the Fixed Account at any time.]

The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.

 . Automated Investment Strategies: You can choose one of four currently available strategies. You can also change or cancel your choice at any time.

 . Equity Generator: allows you to transfer the interest earned on amounts in the Fixed Account in any Policy month equal to at least $20 to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.

 . Equalizer: allows you to periodically equalize amounts in your Fixed
   Account and either the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. We currently make equalization at the end of each calendar quarter. We will terminate this strategy if you make a transfer out of the investment division or the Fixed Account that isn't part of the strategy. You may then reelect the Equalizer on your next Policy anniversary.

 . Rebalancer: allows you to periodically redistribute amounts in the Fixed
   Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution at the beginning of each calendar quarter.

 . Allocator: allows you to systematically transfer money from the State
   Street Research Money Market division to the Fixed Account and/or to any investment division(s). You must have enough cash value in the Fixed Account to enable the election to be in effect for three months. The election can be to transfer each month:

  . A specific amount until the cash value in the Fixed Account is exhausted,

  . A specific amount for a specific number of months, or

  . Amounts in equal installments until the total amount you have requested has been transferred.

 . Transfers by Telephone: We may, if permitted by state law, allow you to make transfer requests, changes to Automated Investment Strategies and allocations of future net premium by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures apply:

 . We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.

 . We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.

 . All telephone calls will be recorded.

 . You will receive a written confirmation of any transaction.

 . Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

 . You should contact our Designated Office with any questions regarding the procedures.

Loan Privileges

[SIDEBAR: You can borrow from us and use your Policy as security for the loan.]

The amount of each loan must be:

 . At least $250

 . the cash surrender value less two monthly deductions, or, if greater, 75% of the cash surrender value (unless your Policy tells you that state law requires a different percentage to be applied) when added to all other outstanding Policy loans.

As of your loan request's Date of Receipt, we will:

 . Remove an amount equal to the loan from your cash value in the Fixed Account and the cash value in the investment divisions of the Separate Account in the same proportion as your cash value is then allocated among these options.

 . Transfer such cash value to the Policy loan account, where it will be credited with interest at the rate of 8% per year less a percentage charge we base on expenses associated with Policy loans. This percentage charge is currently 2%, thus we currently credit interest in the Policy loan account at currently 6%. At no time will we credit less than 4%. At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we then allocate net premiums.

 . Charge you interest, which will accrue daily at a rate of 8% per year. Your interest payments are due at the end of each Policy year and if you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to your voluntary planned periodic premium, or $50, if less. You should designate whether a payment is intended to be a loan repayment. If you do not so designate, we will treat the payment as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated.

Before taking a Policy loan you should consider the following:

 . Interest payments on loans are generally not deductible for tax purposes.

 . Under certain situations, Policy loans could be considered taxable distributions.

 . If you surrender your Policy or if we terminate your Policy, or at the Final
  Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. (See "Federal Tax Matters--The Policy--Loans" below.)

 . A policy loan increases the chances of our terminating your policy due to insufficient cash value. We will terminate your Policy with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.

 . Your Policy's death benefit will be reduced by any unpaid loan (plus accrued interest).

Surrender and Withdrawal Privileges

[SIDEBAR: You can surrender your Policy for its cash surrender value.]

We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals without charge if:

 . The withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions.

 . The withdrawal is at least $250.

 . The withdrawal would not result in your specified face amount falling below the minimum allowable amount, as described under "Specified Face Amount," above.

 . The withdrawal would not result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Code rules.

If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the investment divisions in the same proportion as your cash value is then allocated among these options.

Before surrendering your Policy or requesting a partial withdrawal you should consider the following:

 . Surrender charges may apply to a full surrender.

 . Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties.

 . Your Policy could become a modified endowment contract.

 . For partial withdrawals, your death benefit will decrease by the amount of the withdrawal (for options A and CI, your specified face amount will also decrease, generally by the amount of the withdrawal).

 . Any withdrawal that causes the specified face amount to decrease could cause an increase in the monthly administrative charge.

 . In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

Exchange Privilege

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. There is currently no charge on transfers. Even if we do have a transfer charge in the future, such charge will never be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24

Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

Payment and Allocation of Premiums

Premiums

The payment of premiums won't guarantee that your Policy will remain in force. Rather, this depends on your Policy's cash surrender value.

[SIDEBAR: You can make voluntary planned periodic premium payments and unscheduled premium payments.]

Paying Premiums

You can make premium payments, subject to certain limitations discussed below, through the:

 . Voluntary planned periodic premium schedule: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; (c) periodic automatic pre-authorized transfers from your checking account ( "check-o-matic"); (d) systematic through payment plans that your employer makes available; or (e) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned period premium schedule.

 . Unscheduled premium payment option: You can make premium payments at any time.

Maximum and Minimum Premium Payments

 . During the first two Policy years you must pay an amount of premium that we call the minimum allowable planned premium.

 . After the first two Policy years, your voluntary planned periodic payments must be at least:

 . $200 annually (except that some Policies distributed by certain brokers must be at least $2,500)

 . $100 semi-annually

 . $15 on a "check-o-matic" or other systematic payment schedule.

 . Unscheduled premium payments must be at least $250 each.

 . You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status.

[SIDEBAR: Net premiums are your premiums minus the charges deducted from your premiums.]

Allocating Net Premiums

We will allocate your net premiums according to your net premium allocation instructions in your application. You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. The percentage of your net premium allocation into each of these investment options must be a minimum of 1% and in whole numbers. You can change your allocations at any time by giving us written notification at our Designated Office or in another manner that we permit.

Policy Termination and Reinstatement

Termination: We will terminate your Policy without any cash surrender value if:

During the first two Policy years, the total premiums paid as of such monthly anniversary are not equal to the minimum premiums required as of that date and
(a) and (b) below occur.

After the first two Policy years:

(a) The cash surrender value is less than the monthly deduction; and

(b) We do not receive a sufficient premium payment within the 61-day grace period to cover the monthly deduction. We will mail you notice if any grace period starts.

Reinstatement: Upon your request, we will reinstate your Policy without reinstating any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. You also must provide us:

 . A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).

 . Evidence of insurability that we find satisfactory.

 . An additional premium amount that the Policy prescribes for this purpose.

[SIDEBAR: Carefully review the "Table of Charges and Expenses" in the "Summary", which sets forth the charges that you pay under your Policy.]

Charges and Deductions

The Policy charges compensate us for our expenses and risks. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policies. The following sets forth additional information about some (but not all) of the Policy charges.

Charge for average expected state taxes attributable to premiums: We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

Charges included in the Monthly Deduction: The monthly deduction is taken from the Fixed Account and each investment division in which you have cash value in the same proportion as your cash value is then allocated among these options at the beginning of the policy month. We deduct the monthly deductions as of each monthly anniversary beginning as of the Date of Policy.

 . Cost of term insurance: This charge varies monthly based on many factors.
  Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount.

 . The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit you choose (generally, the term insurance amount will be higher for options B and CI).

 . The term insurance rate is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age and rate class. The rates will never exceed the guaranteed rates, which are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex, age and smoking status. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured's age increases.

   . Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and if the insured is 18 or older, we divide rate class by smoking status). The insured's rate class will affect your cost of term insurance. You can also have more than one rate class in effect, if the insured's rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.

 . Administration charge: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Policy, and in the first year, also include our underwriting and start-up expenses.

 . Mortality and expense risk charge: We make this monthly charge primarily to compensate us for:

   . mortality risks that insureds may live for a shorter period than we expect; and

   . expense risks that our issuing and administrative expenses may be higher than we expect.

If our estimates are correct, we will realize a profit from this charge, otherwise, we could incur a loss.

Surrender charge

The surrender charges per thousand dollars of specified face amount are as follows:

[SIDEBAR: Surrender charges may apply when you surrender your Policy or if we terminate your Policy.]

 Death Benefit
 Option A:

                        Policy Years Since Issue or Increase
             -----------------------------------------------------------
  Age at
  issue or
  increase    1   2   3   4   5   6*  7   8   9  10  11  12  13  14  15
------------------------------------------------------------------------
    0-5      $ 3 $ 3 $ 3 $ 3 $ 3 $ 2 $ 2 $ 2 $ 2 $ 2 $ 1 $ 1 $ 1 $ 1 $ 1
    6-10       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
   11-20       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
   21-25       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
   26-30       4   4   3   3   3   3   3   2   2   2   2   1   1   1   1
   31-35       7   6   6   6   5   5   5   4   4   3   3   2   2   1   1
   36-40       8   7   7   7   6   6   5   5   4   4   3   3   2   1   1
   41-44      10   9   8   8   7   7   6   6   5   4   4   3   2   2   1
   45-50      12  12  11  10  10   9   8   7   7   6   5   4   3   2   1
   51-54      15  15  14  13  12  11  10   9   8   7   6   5   4   3   1
   55-59      18  17  16  15  14  13  12  11  10   9   8   6   5   3   2
   60-69      22  21  20  18  17  16  15  13  12  11   9   7   6   4   2
   70-79      22  21  20  18  17  16  15  13  12  11   9   8   6   4   2
   80         22  21  20  18  17  16  15  14  13  12  10   9   8   6   3

 Death Benefit
 Option B:


                        Policy Years Since Issue or Increase
             -----------------------------------------------------------
  Age at
  issue or
  increase    1   2   3   4   5   6   7   8   9  10  11  12  13  14  15
------------------------------------------------------------------------
    0-5      $ 4 $ 4 $ 3 $ 3 $ 3 $ 3 $ 3 $ 2 $ 2 $ 2 $ 2 $ 1 $ 1 $ 1 $ 1
    6-10       4   4   4   4   3   3   3   3   2   2   2   1   1   1   1
   11-20       5   5   5   4   4   4   3   3   3   2   2   2   1   1   1
   21-25       7   7   6   6   6   5   5   4   4   3   3   2   2   1   1
   26-30      10   8   7   7   7   6   6   5   4   4   3   3   2   1   1
   31-35      12  12  11  10  10   9   8   7   6   5   4   4   3   2   1
   36-40      15  14  13  12  12  11  10   9   8   7   6   5   4   3   1
   41-44      20  20  19  18  17  16  14  13  12  10   9   7   5   4   2
   45-50      24  24  24  22  21  19  17  16  14  12  10   8   6   4   2
   51-54      27  27  26  24  23  21  19  18  16  14  12  10   7   5   3
   55-59      30  29  27  25  24  22  20  18  16  14  12  10   8   5   3
   60-69      32  30  29  27  25  23  22  20  18  15  13  11   8   6   3
   70-79      36  34  33  31  29  27  25  23  20  18  16  13  10   7   4
   80         40  38  36  34  32  30  28  26  24  22  19  17  14  11   6

 Death Benefit
 Option C:


                        Policy Years Since Issue or Increase
             -----------------------------------------------------------
  Age at
  issue or
  increase    1   2   3   4   5   6   7   8   9  10  11  12  13  14  15
------------------------------------------------------------------------
    0-5      $ 4 $ 4 $ 3 $ 3 $ 3 $ 3 $ 3 $ 2 $ 2 $ 2 $ 2 $ 1 $ 1 $ 1 $ 1
    6-10       4   4   4   4   3   3   3   3   2   2   2   1   1   1   1
   11-20       4   4   4   4   4   3   3   3   3   2   2   2   1   1   1
   21-25       5   5   5   5   5   4   4   3   3   3   2   2   2   1   1
   26-30       7   6   5   5   5   5   5   4   3   3   3   2   2   1   1
   31-35      10   9   9   8   8   7   7   6   5   4   4   3   3   2   1
   36-40      12  11  10  10   9   9   8   7   6   6   5   4   3   2   1
   41-44      15  15  14  13  12  12  10  10   9   7   7   5   4   3   2
   45-50      18  18  18  16  16  14  13  12  11   9   8   6   5   3   2
   51-54      21  21  20  19  18  16  15  14  12  11   9   8   6   4   2
   55-59      24  23  22  20  19  18  16  15  13  12  10   8   7   4   3
   60-64      27  26  25  23  21  20  19  17  15  13  11   9   7   5   3
   65-69      22  22  20  18  17  16  15  13  12  11   9   7   6   4   2
   70-79      22  21  20  18  17  16  15  13  12  11   9   8   6   4   2
   80         22  21  20  18  17  16  15  14  13  12  10   9   8   6   3

Federal Tax Matters

The following is a brief summary of some tax rules that may apply to your Policy. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy.

[SIDEBAR: You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy.]

The Policy

Insurance proceeds

 . Generally excludable from your beneficiary's gross income.

 . The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

 . If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

 . Whether or not any federal estate tax is due is based on a number of factors including the estate size.

Cash value (if your Policy is not a modified endowment contract)

 . You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid). Finally, if your Policy is part of a collateral assignment equity split dollar arrangement, there is a risk that increases in cash value may be taxed annually.

Loans

 . loan amounts received will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract or terminates.

 . Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

 . If your Policy terminates (upon surrender, cancellation, lapse or the Final
   Date) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution.

Modified Endowment Contracts

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If your Policy is considered a modified endowment contract the following applies:

 . The death benefit will generally be income tax free to your beneficiary, as discussed above.

 . Amounts withdrawn or distributed before the insured's death, including loans, assignments and pledges, are treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.


 . An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.

Diversification

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

Changes to tax rules and interpretations

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

 . Possible taxation of cash value transfers.

 . Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

 . Possible limits on the number of investment funds available or the frequency of transfers among them.

 . Possible changes in the tax treatment of Policy benefits and rights.

Our taxation

We don't expect to, incur federal, state or local taxes upon the earnings or realize capital gains attributable to the Separate Account. If we do incur such taxes at some time in the future, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

Showing Performance

We may advertise or otherwise show:

 . Investment division performance ranking and rating information as it compares among similar investments as compiled by independent organizations.

 . Comparisons of the investment divisions with performance of similar investments and appropriate indices.

 . Our insurance company ratings that are assigned by independent rating agencies and that are relevant when considering our ability to honor our guarantees.

 . Personalized illustrations based on historical Separate Account performance.

Rights We Reserve

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:

 . Operating the Separate Account in any other form that is permitted by applicable law.

 . Changes to obtain or continue exemptions from the 1940 Act.

 . Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.

 . Substituting Fund shares in an investment division for shares of another portfolio of the Fund or another fund or investment permitted by law.

 . Changing the way we assess charges without exceeding the aggregate amount of the Policy's guaranteed maximum charges.

 . Making any necessary technical changes to the Policy to conform it to the changes we have made.

[SIDEBAR: Carefully review your Policy which contains a full discussion of all its provisions.]

Other Policy Provisions

You should read your Policy for a full discussion of its provisions. The following is a brief discussion of some of the provisions that you should consider:

Free Look Period

You can return the Policy during this period. The period is the later of:

 . 10 days after you receive the Policy (unless state law requires your Policy to specify a longer specified period); and

 . 45 days after we receive Part A of the completed application.

If you return your Policy, we will send you a complete refund of any premiums paid within seven days. You have a smiliar free look period with respect to any specified face amount increase you request. If you so exercise this right, we will restore your policy values to what they would have been if you had never requested the increase.

Incontestability

We will not contest:

 . Your Policy after 2 Policy years from issue or reinstatement (excluding riders added later).
 . An increase in a death benefit after it has been in effect for two years.

Suicide

If the insured commits suicide within the first two Policy years (or another period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.

Age and Sex

We will adjust benefits to reflect the correct age and sex of the insured, if this information isn't correct in the Policy application.

Assignment

You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any assignment.

[SIDEBAR: Under certain situations, we may defer payments.]

Payment and Deferment

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

 . The New York Stock Exchange has an unscheduled closing.

 . There is an emergency so that we could not reasonably determine the investment experience of a Policy.

 . The Securities and Exchange Commission by order permits us do so for the protection of Policy owners (provided that the delay is permitted under New York State insurance law and regulations).

 . With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.

 . We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 6% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

Dividends

The Policy is "nonparticipating," which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

Sales and Administration of the Policies

[SIDEBAR: We perform the sales and administrative services for the Policies.]

We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy and other variable life insurance and variable annuity contracts issued by our subsidiary and us. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. We are an investment manager to the Fund and may also provide advisory services to other clients.

Computer Systems

We use computer systems to process Policy transactions and valuations. These systems need to be adjusted to be able to continue to administer the Policies beginning January 1, 2000. As is the case with most systems conversion projects, risks and uncertainties exist due, in part to reliance on third party vendors and a project could be delayed. Although we cannot give you assurances, we are devoting substantial resources necessary to make these systems modifications and expect that necessary changes will be completed on time and in a way that will result in no disruption to Policy servicing operations.

Bonding

Our directors officers and employees are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

Distributing the Policies

We sell the Policies through licensed life insurance sales representatives:

 . Registered through us.

 . Registered through other broker-dealers, including a wholly owned subsidiary.

Commissions

We pay commissions to representatives (or the broker-dealers through which they are registered) for the sale of our products. The commissions do not result in a charge against the Policy in addition to the charges already described elsewhere in this Prospectus. Commissions paid in 1996, 1997 and 1998 totaled $26,092,000, $21,001,907, and $18,428,323, respectively. Maximum commissions are:

 . First Policy Year:

 . The lesser of 55% of the Option A target premium; plus


 . 3% of the excess of the premium paid over the Option A target premium; of

 . 75% of the federally prescribed guideline level premium set forth in Section
  7702 of the Internal Revenue Code.

 . Policy Years 2-4: 5% of premiums paid in the Policy year.

 . Policy Years 5-10: A servicing fee of 2% of premiums paid in the Policy year.

 . Policy Years 11 and later: A servicing fee of 1% of premiums paid in the Policy year.

We also pay the sales manager of a sales representative employed by us an override commission based on many factors including the commissions paid to the representative who sold the Policy and to other representatives the sales manager supervises.

[SIDEBAR: You can give us voting instructions on shares of each Fund Portfolio that are attributed to your Policy.]

Voting Rights

The Fund has shareholder meetings from time to time to, for example, elect directors and approve investment managers. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in the Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Policy owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:

 . Your Policy's cash value in the corresponding investment division; by

 . The net asset value of one share of that Portfolio.

We will count fractional votes.

If we do not receive timely voting instructions from Policy owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

Reports

Generally, you will promptly receive statements confirming your significant transactions such as:

 . Change in specified face amount.

 . Change in death benefit options.

 . Transfers among investment divisions (including those through Automated
  Investment Strategies, which are confirmed quarterly).

 . Partial withdrawals.

 . Loan amounts you request.

 . Loan repayments and premium payments.

If your premium payments are made through check-o-matic or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement within 30 days after a Policy year that will summarize the year's transactions and include information on:

 . Deductions and charges.

 . Status of the death benefit.

 . Cash and cash surrender values.

 . Amounts in the investment divisions and Fixed Account.

 . Status of Policy loans.

 . Automatic loans to pay interest.

 . Information on your modified endowment contract status (if applicable).

We will also send you the Fund's annual and semi-annual reports to shareholders.

[SIDEBAR: Personalized illustrations can help you understand how your Policy values can vary.]

Illustration of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the specified face amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

Getting More Information

We are regulated by the New York Insurance Department and periodically are examined by them. We are also subject to the laws and regulations of all the jurisdictions in which we do business and, if required, we have filed the Policy for approval in every jurisdiction in which the Policy is sold. The Policy and /or the guaranteed minimum death benefit may not be available in every jurisdiction. You should ask your sales representative whether the Policy is available in your jurisdiction.

We file annual statements on our operations, including financial statements, with insurance departments of various jurisdictions so that they can review our solvency and compliance with applicable laws and regulations. You can review these statements which are available at the offices of the various insurance departments.

This Prospectus is part of a registration statement that we filed with the Securities and Exchange Commission under the Securities Act of 1933. The registration statement includes additional information, amendments and exhibits. You can get this information from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

 . Securities and Exchange Commission
 Public Reference Room
 Washington, D.C. 20549
 Call 1-800-SEC-0330 (for information about using the Public Reference Room) Internet site: http://www.sec.gov

Legal, Accounting and Actuarial Matters

Christopher P. Nicholas, Associate General Counsel at MetLife, has passed upon the legality of the Policies. Messrs. Freedman, Levy Kroll &Simonds, Washington, D.C., have advised us on certain matters relating to the federal securities laws.

Deloitte & Touche LLP, independent auditors, audited the financial statements included in this Prospectus, as stated in their reports appearing herein. The financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

Marian Zeldin, FSA, MAAA, Vice-President and Actuary of MetLife, has examined actuarial matters included in the registration statement, as stated in her opinion filed as an exhibit to the registration statement.

Management

The present directors and the senior officers and secretary of MetLife are listed below, together with certain information concerning them:

Directors, Officers-Directors


                       Principal Occupation &                       Positions and Offices
  Name                 Business Address                                 with MetLife
-------------------------------------------------------------------------------------------------
  Curtis H. Barnette   Chairman and Chief Executive Officer Director
                       Bethlehem Steel Corp.
                       1170 Eight Ave. -- Martin Tower 2118
                       Bethlehem, PA 18016
-------------------------------------------------------------------------------------------------
  Robert H. Benmosche  Chairman of the Board, President and Chairman of the Board, President,
                       Chief Executive Officer              Chief Executive Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Gerald Clark         Vice Chairman of the Board and       Vice Chairman of the Board,
                       Chief Investment Officer             Chief Investment Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Joan Ganz Cooney     Chairman, Executive Committee        Director
                       Children's Television Workshop
                       One Lincoln Plaza
                       New York, NY 10023
-------------------------------------------------------------------------------------------------
  Burton A. Dole, Jr.  Retired Chairman, President and      Director
                       Chief Executive Officer
                       Puritan Bennett
                       Overland Park, KS
-------------------------------------------------------------------------------------------------
  James R. Houghton    Chairman of the Board Emeritus       Director
                       and Director
                       Corning Incorporated
                       80 East Market Street, 2nd Floor
                       Corning, NY 14830
-------------------------------------------------------------------------------------------------
  Harry P. Kamen       Retired Chairman and                 Director
                       Chief Executive Officer
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Helene L. Kaplan     Of Counsel                           Director
                       Skadden Arps, Slate, Meagher & Flom
                       919 Third Ave.
                       New York, NY 10022
-------------------------------------------------------------------------------------------------
  Charles M. Leighton  Retired Chairman and                 Director
                       Chief Executive Officer
                       CML Group, Inc.
                       Bolton, MA 01720
-------------------------------------------------------------------------------------------------
  Allen E. Murray      Retired Chairman of the Board and    Director
                       Chief Executive Officer
                       Mobil Corporation
                       375 Park Ave., Suite 2901
                       New York, NY 10163
-------------------------------------------------------------------------------------------------
  Stewart Nagler       Vice Chairman of the Board and       Vice Chairman of the Board and
                       Chief Financial Officer              Chief Financial Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Avenue
                       New York, NY 10010

                          Principal Occupation &                Positions and Offices
  Name                    Business Address                          with MetLife
-------------------------------------------------------------------------------------
  John J. Phelan, Jr.     Retired Chairman and                  Director
                          Chief Executive Officer
                          New York Stock Exchange, Inc.
                          P.O. Box 312
                          Mill Neck, NY 11765
-------------------------------------------------------------------------------------
  Hugh B. Price           President and Chief Executive Officer Director
                          National Urban League, Inc.
                          12 Wall Street
                          New York, NY 10005
-------------------------------------------------------------------------------------
  Robert G. Schwartz      Retired Chairman of the Board,        Director
                          President and Chief Executive Officer
                          Metropolitan Life Insurance Company
                          200 Park Ave., Suite 5700
                          New York, NY 10166
-------------------------------------------------------------------------------------
  Ruth J. Simmons, Ph.D.  President                             Director
                          Smith College
                          College Hall 20
                          Northhampton, MA 01063
-------------------------------------------------------------------------------------
  William C. Steere, Jr.  Chairman of the Board and             Director
                          Chief Executive Officer
                          Pfizer, Inc.
                          235 East 42nd Street
                          New York, NY 10017

  Name of Officer*         Position with Metropolitan Life
---------------------------------------------------------------------------------------
  Robert H. Benmosche      Chairman of the Board, President and Chief Executive Officer
---------------------------------------------------------------------------------------
  Gerald Clark             Vice Chairman of the Board
---------------------------------------------------------------------------------------
  Stewart G. Nagler        Vice Chairman of the Board
---------------------------------------------------------------------------------------
  Gary A. Beller           Senior Executive Vice-President and General Counsel
---------------------------------------------------------------------------------------
  C. Robert Henrikson      Senior Executive Vice-President
---------------------------------------------------------------------------------------
  William J. Toppeta       Senior Executive Vice-President
---------------------------------------------------------------------------------------
  John H. Tweedie          Senior Executive Vice-President
---------------------------------------------------------------------------------------
  Daniel J. Cavanagh       Executive Vice-President
---------------------------------------------------------------------------------------
  Jeffrey J. Hodgman       Executive Vice-President
---------------------------------------------------------------------------------------
  Terence I. Lennon        Executive Vice-President
---------------------------------------------------------------------------------------
  David A. Levene          Executive Vice-President
---------------------------------------------------------------------------------------
  John D. Moynahan, Jr.    Executive Vice-President
---------------------------------------------------------------------------------------
  Judy E. Weiss            Executive Vice-President and Chief Actuary
---------------------------------------------------------------------------------------
  Alexander D. Brunini     Senior Vice-President
---------------------------------------------------------------------------------------
  Jon F. Danski            Senior Vice-President and Controller
---------------------------------------------------------------------------------------
  Richard M. Blackwell     Senior Vice-President
---------------------------------------------------------------------------------------
  James B. Digney          Senior Vice-President
---------------------------------------------------------------------------------------
  William T. Friedman      Senior Vice-President
---------------------------------------------------------------------------------------
  Ira Friedman             Senior Vice-President
---------------------------------------------------------------------------------------
  Anne E. Hayden           Senior Vice-President
---------------------------------------------------------------------------------------
  Sybil C. Jacobsen        Senior Vice-President
---------------------------------------------------------------------------------------
  Joseph W. Jordan         Senior Vice-President
---------------------------------------------------------------------------------------
  Kernan F. King           Senior Vice-President
---------------------------------------------------------------------------------------
  Nicholas D. Latrenta     Senior Vice-President
---------------------------------------------------------------------------------------
  Leland C. Launer, Jr.    Senior Vice-President
---------------------------------------------------------------------------------------
  Gary E. Lineberry        Senior Vice-President
---------------------------------------------------------------------------------------
  James L. Lipscomb        Senior Vice-President
---------------------------------------------------------------------------------------
  William Livesey          Senior Vice-President
---------------------------------------------------------------------------------------
  James M. Logan           Senior Vice-President
---------------------------------------------------------------------------------------
  Eugene Marks, Jr.        Senior Vice-President
---------------------------------------------------------------------------------------
  William R. Prueter       Senior Vice-President
---------------------------------------------------------------------------------------
  Joseph A. Reali          Senior Vice-President
---------------------------------------------------------------------------------------
  Vincent P. Reusing       Senior Vice-President
---------------------------------------------------------------------------------------
  Felix Schirripa          Senior Vice-President
---------------------------------------------------------------------------------------
  Robert E. Sollmann, Jr.  Senior Vice-President
---------------------------------------------------------------------------------------
  Thomas L. Stapleton      Senior Vice-President and Tax Director
---------------------------------------------------------------------------------------
  James F. Stenson         Senior Vice-President
---------------------------------------------------------------------------------------
  Stanley J. Talbi         Senior Vice-President
---------------------------------------------------------------------------------------
  Richard R. Tartre        Senior Vice-President
---------------------------------------------------------------------------------------
  James A. Valentino       Senior Vice-President
---------------------------------------------------------------------------------------
  Lisa M. Weber            Senior Vice-President
---------------------------------------------------------------------------------------
  William J. Wheeler       Senior Vice-President and Treasurer
---------------------------------------------------------------------------------------
  Anthony J. Williamson    Senior Vice-President
---------------------------------------------------------------------------------------
  Louis J. Ragusa          Vice-President and Secretary

------------
* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the Americana Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terrence
  I. Lennon has been an officer of Metropolitan since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. Richard R. Tartre has been an officer of Metropolitan Life since January 13, 1997, prior thereto, he was President and CEO of Astra Management Corp. William J. Wheeler became an officer of Metropolitan Life since October 13, 1997; prior thereto, he was Senior Vice-President, Investment Banking of Donaldson, Lufkin and Jenrette. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto, she was a Director of Diversity Strategies and Development and an Associate Director of Human Resources of Paine Webber. John F. Danski has been an officer of Metropolitan Life since March 25, 1998; prior thereto, he was Senior Vice-President, Controller and General Auditor at ITT Corporation. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1998, and the related statements (i) of operations for the year ended December 31, 1998 and of changes in net assets for the years ended December 31, 1998 and 1997 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index and Santander International Stock Divisions and (ii) of operations for the year ended December 31, 1998 and of changes in net assets for the year ended December 31, 1998 and for the period March 3, 1997 (commencement of operations) to December 31, 1997 of the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL at December 31, 1998 and the results of their operations and the changes in their net assets for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York

March 15, 1999

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                                              State Street
                          State Street State Street State Street State Street   Research     MetLife      Santander
                            Research     Research     Research     Research    Aggressive     Stock     International
                             Growth       Income    Money Market Diversified     Growth       Index         Stock
                            Division     Division     Division     Division     Division     Division     Division
                          ------------ ------------ ------------ ------------ ------------ ------------ -------------
ASSETS:
Investments in
 Metropolitan Series
 Fund,Inc. at Value
 (Note 1A):
State Street Research
 Growth Portfolio
 (8,991,252 shares; cost
 $262,836,766)..........  $333,575,453         --           --            --           --           --           --
State Street Research
 Income Portfolio
 (4,419,504 shares; cost
 $56,262,271)...........           --  $56,481,257          --            --           --           --           --
State Street Research
 Money Market Portfolio
 (2,150,767 shares; cost
 $22,944,978)...........           --          --   $22,265,813           --           --           --           --
State Street Research
 Diversified Portfolio
 (11,376,036 shares;
 cost $184,766,024).....           --          --           --   $209,205,308          --           --           --
State Street Research
 Aggressive Growth
 Portfolio (5,227,911
 shares; cost
 $136,845,160)..........           --          --           --            --  $154,380,221          --           --
MetLife Stock Index
 Portfolio (4,498,549
 shares; cost
 $118,596,732)..........           --          --           --            --           --  $159,158,678          --
Santander International
 Stock Portfolio
 (2,566,510 shares; cost
 $32,397,518)...........           --          --           --            --           --           --   $36,290,449
Loomis Sayles High Yield
 Bond Portfolio (303,096
 shares; cost
 $3,041,405)............           --          --           --            --           --           --           --
Janus Mid Cap Portfolio
 (1,214,612 shares; cost
 $16,647,482)...........           --          --           --            --           --           --           --
T. Rowe Price Small Cap
 Growth Portfolio
 (1,084,560 shares; cost
 $12,826,959)...........           --          --           --            --           --           --           --
Scudder Global Equity
 Portfolio (671,753
 shares; cost
 $7,767,908)............           --          --           --            --           --           --           --
                          ------------ -----------  -----------  ------------ ------------ ------------  -----------
 Total Assets...........   333,575,453  56,481,257   22,265,813   209,205,308  154,380,221  159,158,678   36,290,449
LIABILITIES.............     1,013,304      41,286        5,651       384,868      298,061      292,002       37,716
                          ------------ -----------  -----------  ------------ ------------ ------------  -----------
NET ASSETS..............  $332,562,149 $56,439,971  $22,260,162  $208,820,440 $154,082,160 $158,866,676  $36,252,733
                          ============ ===========  ===========  ============ ============ ============  ===========

                       See Notes to Financial Statements.

  Loomis                                                T. Rowe
  Sayles                                                 Price                         Scudder
High Yield               Janus                         Small Cap                        Global
   Bond                 Mid Cap                         Growth                          Equity
 Division              Division                        Division                        Division
----------            -----------                     -----------                     ----------
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
$2,542,977                    --                              --                             --
       --             $21,170,685                             --                             --
       --                     --                      $13,329,240                            --
       --                     --                              --                      $8,316,299
----------            -----------                     -----------                     ----------
 2,542,977             21,170,685                      13,329,240                      8,316,299
     3,066                 44,138                          23,779                         13,441
----------            -----------                     -----------                     ----------
$2,539,911            $21,126,547                     $13,305,461                     $8,302,858
==========            ===========                     ===========                     ==========

                     Metropolitan Life Separate Account UL

                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1998

                                                                              State
                             State      State        State        State       Street
                             Street     Street       Street       Street    Research     MetLife     Santander
                           Research    Research     Research    Research   Aggressive     Stock    International
                            Growth      Income    Money Market Diversified   Growth       Index        Stock
                           Division    Division     Division    Division    Division    Division     Division
                          ----------- ----------  ------------ ----------- ----------- ----------- -------------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $30,285,471 $4,298,707   $1,166,116  $19,448,803 $ 8,619,767 $ 6,486,305  $  404,896
Expenses:
 Mortality and expense
  charges
  (Note 3)..............    2,500,061    420,836      143,978    1,610,657   1,146,158   1,020,115     284,929
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
Net investment income
 (loss).................   27,785,410  3,877,871    1,022,138   17,838,146   7,473,609   5,466,190     119,967
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS: (Note
 1B)
Net realized gain (loss)
 from security
 transactions...........    1,828,922    239,248      139,583      522,086     390,678   2,060,324     251,518
Change in unrealized
 appreciation
 (depreciation) of
 investments............   38,462,367    (12,424)    (384,125)  12,721,568   9,316,026  21,573,004   5,740,557
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   40,291,289    226,824     (244,542)  13,243,654   9,706,704  23,633,328   5,992,075
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $68,076,699 $4,104,695   $  777,596  $31,081,800 $17,180,313 $29,099,518  $6,112,042
                          =========== ==========   ==========  =========== =========== ===========  ==========

                       See Notes to Financial Statements.


   Loomis                                                  T. Rowe
   Sayles                                                   Price                          Scudder
 High Yield                Janus                          Small Cap                         Global
    Bond                  Mid Cap                          Growth                           Equity
  Division                Division                        Division                         Division
 ----------              ----------                       ---------                        --------
 $ 256,747               $   98,545                       $      0                         $125,120
    15,303                   88,984                         71,325                           42,804
 ---------               ----------                       --------                         --------
   241,444                    9,561                        (71,325)                          82,316
 ---------               ----------                       --------                         --------
   (15,746)                 178,428                        (14,908)                          35,936
  (428,334)               4,299,801                        455,213                          556,946
 ---------               ----------                       --------                         --------
  (444,080)               4,478,229                        440,305                          592,882
 ---------               ----------                       --------                         --------
 $(202,636)              $4,487,790                       $368,980                         $675,198
 =========               ==========                       ========                         ========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                            State Street Research       State Street Research       State Street Research
                               Growth Division             Income Division          Money Market Division
                          --------------------------  --------------------------  --------------------------
                          For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
                             Ended         Ended         Ended         Ended         Ended         Ended
                          December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                              1998          1997          1998          1997          1998          1997
                          ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 27,785,410  $ 40,418,794  $ 3,877,871   $ 2,617,788   $ 1,022,138   $   353,194
 Net realized gain
  (loss) from security
  transactions..........     1,828,922     1,080,724      239,248        32,950       139,583        68,458
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........    38,462,367     6,378,588      (12,424)      748,796      (384,125)      (49,717)
                          ------------  ------------  -----------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    68,076,699    47,878,106    4,104,695     3,399,534       777,596       371,935
                          ------------  ------------  -----------   -----------   -----------   -----------
 From capital
  transactions:
 Net premiums...........    68,697,236    59,834,638   13,501,414    13,090,983    28,800,532    13,691,749
 Redemptions............    (9,651,413)   (7,416,220)  (1,455,088)   (1,082,695)     (292,311)     (357,692)
 Net portfolio
  transfers.............       462,907     3,569,720    2,032,607     1,296,485   (12,984,969)  (12,877,177)
 Other net transfers....   (33,909,522)  (29,309,077)  (5,444,551)   (4,895,666)   (2,036,921)     (887,059)
                          ------------  ------------  -----------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........    25,599,208    26,679,061    8,634,382     8,409,107    13,486,331      (430,179)
                          ------------  ------------  -----------   -----------   -----------   -----------
NET CHANGE IN NET AS-
 SETS...................    93,675,907    74,557,167   12,739,077    11,808,641    14,263,927       (58,244)
NET ASSETS--BEGINNING OF
 YEAR...................   238,886,242   164,329,075   43,700,894    31,892,253     7,996,235     8,054,479
                          ------------  ------------  -----------   -----------   -----------   -----------
NET ASSETS--END OF
 YEAR...................  $332,562,149  $238,886,242  $56,439,971   $43,700,894   $22,260,162   $ 7,996,235
                          ============  ============  ===========   ===========   ===========   ===========

                       See Notes to Financial Statements.

                              State Street Research                                         Santander
  State Street Research         Aggressive Growth                MetLife               International Stock
  Diversified Division              Division              Stock Index Division              Division
--------------------------  --------------------------  --------------------------  --------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    1998          1997          1998          1997          1998          1997          1998          1997
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 17,838,146  $ 22,302,995  $  7,473,609  $  3,470,806  $  5,466,190  $ 1,186,647   $   119,967   $  (232,079)
     522,086       418,723       390,678       136,827     2,060,324    1,210,648       251,518       (84,952)
  12,721,568     1,103,869     9,316,026     2,615,059    21,573,004   13,344,725     5,740,557      (691,181)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  31,081,800    23,825,587    17,180,313     6,222,692    29,099,518   15,742,020     6,112,042    (1,008,212)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  48,746,380    41,236,061    48,080,744    52,235,040    59,343,787   38,059,853    10,224,172    11,240,912
  (5,712,146)   (4,829,385)   (4,373,459)   (3,613,975)   (2,361,734)  (1,198,193)   (1,153,624)   (1,139,393)
   2,809,643     1,557,340    (6,687,894)   (5,941,719)    9,729,932    9,580,428    (2,377,311)   (3,084,541)
 (23,504,994)  (19,209,913)  (18,773,580)  (20,670,473)  (23,041,439) (13,547,536)   (3,678,501)   (5,008,528)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  22,338,883    18,754,103    18,245,811    22,008,873    43,670,546   32,894,552     3,014,736     2,008,450
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  53,420,683    42,579,690    35,426,124    28,231,565    72,770,064   48,636,572     9,126,778     1,000,238
 155,399,757   112,820,067   118,656,036    90,424,471    86,096,612   37,460,040    27,125,955    26,125,717
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
$208,820,440  $155,399,757  $154,082,160  $118,656,036  $158,866,676  $86,096,612   $36,252,733   $27,125,955
============  ============  ============  ============  ============  ===========   ===========   ===========

                     Metropolitan Life Separate Account UL

                                 Loomis Sayles                   Janus
                           High Yield Bond Division        Mid Cap Division
                          --------------------------- ----------------------------
                                       For the Period               For the Period
                          For the Year March 3, 1997  For the Year  March 3, 1997
                             Ended           to          Ended            to
                          December 31,  December 31,  December 31,   December 31,
                              1998          1997          1998           1997
                          ------------ -------------- ------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................   $  241,444    $   59,549   $     9,561     $    5,937
 Net realized gain
  (loss) from security
  transactions..........      (15,746)        9,361       178,428         26,779
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........     (428,334)      (70,093)    4,299,801        223,402
                           ----------    ----------   -----------     ----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     (202,636)       (1,183)    4,487,790        256,118
                           ----------    ----------   -----------     ----------
 From capital
  transactions:
 Net premiums...........    1,559,975       590,158    13,796,446      2,676,784
 Redemptions............      (29,635)       (1,126)     (179,560)       (46,974)
 Net portfolio
  transfers.............      180,422     1,002,454     4,280,509      1,554,471
 Other net transfers....     (451,340)     (107,178)   (5,121,876)      (577,161)
                           ----------    ----------   -----------     ----------
 Net increase in net
  assets resulting from
  capital transactions..    1,259,422     1,484,308    12,775,519      3,607,120
                           ----------    ----------   -----------     ----------
NET CHANGE IN NET
 ASSETS.................    1,056,786     1,483,125    17,263,309      3,863,238
NET ASSETS--BEGINNING OF
 PERIOD.................    1,483,125           --      3,863,238            --
                           ----------    ----------   -----------     ----------
NET ASSETS--END OF
 PERIOD.................   $2,539,911    $1,483,125   $21,126,547     $3,863,238
                           ==========    ==========   ===========     ==========

                       See Notes to Financial Statements.

           T. Rowe Price                                      Scudder
     Small Cap Growth Division                        Global Equity Division
 ------------------------------------            ----------------------------------------------
                      For the Period                                       For the Period
 For the Year         March 3, 1997              For the Year              March 3, 1997
    Ended                   to                      Ended                        to
 December 31,          December 31,              December 31,               December 31,
     1998                  1997                      1998                       1997
 ------------         --------------             ------------              --------------
 $   (71,325)           $   (8,790)              $    82,316                 $   23,414
     (14,908)               47,764                    35,936                     21,982
     455,213                47,067                   556,946                     (8,556)
 -----------            ----------               -----------                 ----------
     368,980                86,041                   675,198                     36,840
 -----------            ----------               -----------                 ----------
   8,413,079             1,816,732                 3,660,518                  1,425,649
     (87,656)              (40,707)                  (44,451)                    (7,873)
   3,021,876             3,110,800                 2,251,711                  1,855,028
  (2,968,930)             (414,754)               (1,263,459)                  (286,303)
 -----------            ----------               -----------                 ----------
   8,378,369             4,472,071                 4,604,319                  2,986,501
 -----------            ----------               -----------                 ----------
   8,747,349             4,558,112                 5,279,517                  3,023,341
   4,558,112                   --                  3,023,341                        --
 -----------            ----------               -----------                 ----------
 $13,305,461            $4,558,112               $ 8,302,858                 $3,023,341
 ===========            ==========               ===========                 ==========

                     Metropolitan Life Separate Account UL

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and consists of eleven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund'). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life. On March 3, 1997, operations commenced for the four new investment divisions added to the Separate Account on that date: the Loomis Sayles High Yield Bond Division, the Janus Mid Cap Division, the T. Rowe Price Small Cap Growth Division and the Scudder Global Equity Division.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1.SIGNIFICANT ACCOUNTING POLICIES

  A.Valuation of Investments

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the eleven designated portfolios of the Fund in which the eleven investment divisions of the Separate Account invests as of December 31, 1998 is included as Note 5.

  B.Security Transactions

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C.Federal Income Taxes

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D.Net Premiums

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2.DIVIDENDS

  On May 5, 1998 and December 16, 1998, the Fund declared dividends for all shareholders of record on May 7, 1998 and December 23, 1998, respectively. The amount of dividends received by the Separate Account was $71,190,477. The dividends were paid to Metropolitan Life on May 8, 1998 and December 24, 1998, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the eleven investment divisions increased by the following: State Street Research Growth Portfolio, 827,171 shares; State Street Research Income Portfolio, 339,329 shares; State Street Research Money Market Portfolio, 112,807 shares; State Street Research Diversified Portfolio, 1,066,122 shares; State Street Research Aggressive Growth Portfolio, 304,920 shares; MetLife Stock Index Portfolio, 183,724 shares; Santander International Stock Portfolio, 28,929 shares; Loomis Growth Sayles High Yield Bond Portfolio, 30,811 shares; Janus Mid Cap Portfolio, 6,072 shares; T. Rowe Price Small Cap Growth Portfolio, 0 shares and Scudder Global Equity Portfolio, 10,237 shares.

3.EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a charge against the assets attributable to the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge varies by policy type but will not be higher than an effective annual rate of .90% of the average daily value of the net assets or the monthly anniversary value of the net assets in the Separate Account which are attributable to such policies.

4.CHANGE OF NAME

  Effective November 9, 1998, Santander Global Advisors, Inc. became the sub-investment manager of the Santander International Stock Portfolio (formerly State Street Research International Stock Portfolio) of the Metropolitan Series Fund, Inc. Simultaneously with that change, the corresponding investment division had its name changed to the Santander International Stock Division.

5.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1998

  Below are summarized information of the investments of the portfolios of the Fund in which each of the investment divisions invest.
                         Metropolitan Series Fund, Inc.

                           State Street            State Street           State Street           State Street
                             Research                Research               Research               Research
                              Growth                  Income              Money Market           Diversified
                            Portfolio               Portfolio              Portfolio              Portfolio
                          --------------           ------------           ------------          --------------
COMMON STOCK
 Automotive.............  $   50,517,664    (1.6%)                                              $   22,855,593    (0.9%)
 Banking................     172,519,438    (5.5%)                                                  80,028,947    (3.0%)
 Broadcasting...........     225,213,831    (7.2%)                                                 105,681,212    (4.0%)
 Business Services......      18,336,219    (0.6%)                                                   8,507,594    (0.3%)
 Chemicals..............      62,797,294    (2.0%)                                                  29,250,869    (1.1%)
 Computer Equipment &         41,206,377    (1.3%)                                                  19,014,400    (0.7%)
  Service...............
 Drugs & Health Care....     131,563,219    (4.2%)                                                  60,383,637    (2.3%)
 Electrical Equipment...     138,582,619    (4.5%)                                                  63,888,537    (2.4%)
 Electronics............     138,832,022    (4.5%)                                                  64,421,153    (2.4%)
 Entertainment &              27,114,300    (0.9%)                                                  12,803,681    (0.5%)
  Leisure...............
 Financial Services.....     191,024,825    (6.1%)                                                  88,565,588    (3.3%)
 Food & Beverages.......     134,094,937    (4.3%)                                                  60,573,275    (2.3%)
 Forest Products &            32,516,000    (1.0%)                                                  14,948,000    (0.6%)
  Paper.................
 Hotel & Motel..........      19,960,981    (0.6%)                                                   9,194,031    (0.3%)
 Household Products.....      46,167,600    (1.5%)                                                  21,275,813    (0.8%)
 Insurance..............     141,994,575    (4.6%)                                                  64,324,269    (2.4%)
 Medical Equipment &         117,281,881    (3.8%)                                                  54,248,912    (2.0%)
  Supply................
 Miscellaneous..........                                                                            44,334,619    (1.7%)
 Multi-Industry.........      95,549,138    (3.1%)
 Office & Business           191,625,919    (6.2%)                                                  88,440,600    (3.3%)
  Equipment.............
 Oil & Gas Exploration..       7,017,606    (0.2%)                                                   3,077,344    (0.1%)
 Oil....................      45,891,390    (1.5%)                                                  21,240,514    (0.8%)
 Oil-Domestic...........      53,123,188    (1.7%)                                                  24,575,613    (0.9%)
 Oil-International......      54,448,875    (1.7%)                                                  25,169,625    (1.0%)
 Pollution Control......      16,542,550    (0.5%)                                                   7,697,788    (0.3%)
 Restaurant.............      56,595,225    (1.8%)                                                  26,450,950    (1.0%)
 Retail Grocery.........      96,199,400    (3.1%)                                                  44,458,550    (1.7%)
 Retail Trade...........     203,995,450    (6.6%)                                                  94,199,631    (3.5%)
 Software...............      82,984,778    (2.7%)                                                  38,365,860    (1.4%)
 Telecommunications           20,702,053    (0.7%)                                                   9,738,909    (0.4%)
  Equipment & Services..
 Tobacco................      55,233,400    (1.8%)                                                  26,279,200    (1.0%)
 Transportation-                                                                                           288    (0.0%)
  Trucking..............
 Utilities-Electric.....      85,602,613    (2.8%)                                                  38,564,994    (1.5%)
 Utilities-Gas                28,536,956    (0.9%)                                                  13,312,681    (0.5%)
  Distribution &
  Pipelines.............
 Utilities-Telephone....     178,222,078    (5.7%)                                                  82,338,872    (3.1%)
                          --------------                                                        --------------
 Total Common Stock.....   2,961,994,401   (95.2%)                                               1,368,211,549   (51.5%)
                          --------------                                                        --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Asset Backed...........                           $  5,952,261    (1.1%)                               55,261    (0.0%)
 Banking................                              4,912,622    (0.9%)                           17,413,654    (0.7%)
 Collateralized Mortgage                             23,365,521    (4.4%)                           44,988,869    (1.7%)
  Obligations...........
 Drugs & Health Care....                              4,023,433    (0.8%)                            9,762,956    (0.4%)
 Electrical Equipment...                                                                             5,669,210    (0.2%)
 Finance & Banking......                                                                            12,285,984    (0.5%)
 Financial Services.....                             88,530,073   (16.8%)                          187,150,983    (7.0%)
 Food & Beverages.......                              7,991,697    (1.5%)
 Healthcare Services....                             10,514,202    (2.0%)                           19,278,706    (0.7%)
 Household Products.....                              4,022,759    (0.8%)                            5,804,994    (0.2%)
 Industrials............                             25,394,604    (4.8%)                           96,688,722    (3.6%)
 Insurance..............                              2,999,260    (0.6%)                            6,981,640    (0.3%)
 Miscellaneous..........                              2,397,587    (0.5%)                            9,052,290    (0.3%)
 Mortgage Related.......                              2,067,088    (0.4%)                           18,490,416    (0.7%)
 Multi-Industry.........                              4,255,312    (0.8%)                           14,878,388    (0.6%)
 Newspapers.............                             10,184,873    (1.9%)                           20,021,470    (0.7%)
 Pollution Control......                              6,608,464    (1.3%)                           17,460,438    (0.7%)
 Restaurant.............                              3,312,855    (0.6%)                            4,164,732    (0.2%)
 Retail Grocery.........                              5,018,800    (0.9%)                           10,149,300    (0.4%)
 Utilities-Electric.....                             11,597,255    (2.2%)                           11,922,582    (0.4%)
 Utilities-Telephone....                              4,725,144    (0.9%)                           15,953,880    (0.6%)
                                                   ------------                                 --------------
 Total Corporate Bonds..                            227,873,810   (43.2%)                          528,174,475   (19.9%)
Federal Agency                                       43,969,433    (8.3%)                           99,933,906    (3.8%)
 Obligations............
Federal Treasury                                    190,468,139   (36.2%)                          413,509,607   (15.6%)
 Obligations............
Foreign Obligations.....                             14,827,292    (2.8%)                           31,091,792    (1.2%)
State Agency                                         20,142,424    (3.8%)                           50,582,786    (1.9%)
 Obligation.............
Yankee Bonds............                             21,382,026    (4.1%)                           43,966,468    (1.6%)
                                                   ------------                                 --------------
 Total Bonds............                            518,663,124   (98.4%)                        1,167,259,034   (44.0%)
                                                   ------------                                 --------------
SHORT-TERM OBLIGATIONS
 Commercial Paper.......     153,385,000    (4.9%)   24,658,252    (4.7%) $38,907,115   (94.5%)    144,348,000    (5.4%)
                          --------------           ------------           -----------           --------------
FOREIGN OBLIGATIONS ....                                                    1,978,317    (4.8%)
                                                                          -----------
TOTAL INVESTMENTS.......   3,115,379,401  (100.1%)  543,321,376  (103.1%)  40,885,432   (99.3%)  2,679,818,583  (100.9%)
 Other Assets Less            (3,298,290)  (-0.1%)  (16,467,003)  (-3.1%)     299,303    (0.7%)    (22,831,517)  (-0.9%)
  Liabilities...........
                          --------------           ------------           -----------           --------------
NET ASSETS..............  $3,112,081,111  (100.0%) $526,854,373  (100.0%) $41,184,735  (100.0%) $2,656,987,066  (100.0%)
                          ==============           ============           ===========           ==============

                         Metropolitan Series Fund, Inc.

                                                     State Street
                                                       Research               Santander
                               MetLife                Aggressive            International
                             Stock Index                Growth                  Stock
                              Portfolio               Portfolio               Portfolio
                            --------------          --------------          -------------
 COMMON STOCK
 Aerospace...............   $   39,162,797   (1.3%) $   19,058,175   (1.3%) $  1,022,761     (0.3%)
 Automotive..............       50,697,557   (1.6%)     50,687,806   (3.6%)    9,542,116     (3.2%)
 Banking.................      226,942,249   (7.3%)     13,915,069   (1.0%)   43,646,670    (14.7%)
 Broadcasting............       68,923,306   (2.2%)    129,192,089   (9.0%)
 Business Services.......                              182,199,234  (12.7%)
 Building &                     11,707,369   (0.4%)                            6,667,401     (2.2%)
 Construction............
 Business Services.......       44,921,087   (1.4%)
 Chemicals...............       56,423,606   (1.8%)     52,643,156   (3.7%)      539,483     (0.2%)
 Computer Equipment &          117,894,780   (3.8%)     39,012,934   (2.7%)
 Service.................
 Construction & Mining             148,738   (0.0%)
 Equipment...............
 Construction Materials..                                                      8,604,883     (2.9%)
 Consumer Products.......                                                        581,507     (0.2%)
 Containers & Glass......        5,030,406   (0.2%)     11,219,387   (0.8%)
 Cosmetics...............        5,524,500   (0.2%)
 Drugs & Health Care.....      275,280,674   (8.8%)     57,715,516   (4.0%)   30,583,278    (10.3%)
 Education...............                               21,623,094   (1.5%)
 Electrical Equipment....      133,697,394   (4.3%)      7,149,188   (0.5%)    5,308,380     (1.8%)
 Electronics.............      162,610,341   (5.2%)     72,071,731   (5.0%)    8,966,121     (3.0%)
 Entertainment &                29,081,710   (0.9%)     89,647,425   (6.3%)
 Leisure.................
 Financial Services......      155,792,983   (5.0%)     26,278,875   (1.8%)   10,369,932     (3.5%)
 Food & Beverages........      142,667,553   (4.6%)                            3,010,144     (1.0%)
 Forest Products &              27,901,546   (0.9%)                              593,175     (0.2%)
 Paper...................
 Healthcare Services.....        1,019,313   (0.0%)     20,341,956   (1.4%)
 Homebuilders............        1,575,306   (0.1%)                            3,931,488     (1.3%)
 Hospital Management.....        9,035,485   (0.3%)     16,403,625   (1.2%)
 Hotel & Motel...........        5,102,388   (0.2%)     20,250,769   (1.4%)
 Household Appliances &          5,126,825   (0.2%)                            4,650,482     (1.6%)
 Home Furnishings........
 Household Products......       88,111,919   (2.8%)
 Industrial Components &           231,000   (0.0%)
 Material................
 Insurance...............      100,057,086   (3.2%)     42,106,469   (2.9%)   28,578,219     (9.6%)
 Liquor..................        4,647,400   (0.1%)
 Machinery...............       21,152,778   (0.7%)
 Medical Equipment &            86,922,531   (2.8%)     13,084,500   (0.9%)
 Supply..................
 Metals-Aluminum.........        7,229,194   (0.2%)
 Metals-Gold.............        5,043,754   (0.2%)
 Metals-Non-Ferrous......        1,590,626   (0.1%)                            2,856,153     (1.0%)
 Metals-Steel & Iron.....        2,500,224   (0.1%)                              649,136     (0.2%)
 Mining..................        1,733,106   (0.1%)
 Miscellaneous...........       21,171,351   (0.7%)     12,238,669   (0.9%)    3,109,774     (1.0%)
 Multi-Industry..........       11,674,256   (0.4%)                            2,932,702     (1.0%)
 Newspapers..............       14,141,700   (0.5%)
 Office & Business             139,575,075   (4.5%)     38,931,731   (2.7%)    1,794,427     (0.6%)
 Equipment...............
 Oil & Gas Exploration...        2,982,744   (0.1%)     15,520,862   (1.1%)    5,273,395     (1.8%)
 Oil-Domestic............       23,193,860   (0.7%)
 Oil-International.......      133,887,606   (4.3%)                           10,485,842     (3.5%)
 Oil-Services............       17,001,025   (0.5%)
 Photography.............        7,522,413   (0.2%)                            3,083,591     (1.0%)
 Pollution Control.......        9,371,951   (0.3%)     24,137,762   (1.7%)
 Printing & Publishing...        8,504,231   (0.3%)     32,332,737   (2.3%)
 Restaurant..............       20,110,638   (0.6%)
 Retail Grocery..........       24,447,469   (0.8%)                            4,145,160     (1.4%)
 Retail Trade............      177,505,612   (5.7%)    190,272,119  (13.3%)    7,371,495     (2.5%)
 Software................      148,059,255   (4.8%)     99,577,969   (7.0%)
 Telecommunications                                     73,478,888   (5.1%)   12,397,259     (4.2%)
 Equipment & Services....
 Textiles & Apparel......        7,063,863   (0.2%)     10,687,669   (0.8%)
 Tires & Rubber..........        3,766,669   (0.1%)                            1,421,457     (0.5%)
 Tobacco.................       45,493,656   (1.5%)                            9,957,902     (3.3%)
 Toys & Amusements.......        3,494,528   (0.1%)     11,522,594   (0.8%)    1,598,187     (0.5%)
 Transportation..........                                                        624,855     (0.2%)
 Transportation-                 9,437,948   (0.3%)                            3,280,800     (1.1%)
 Airlines................
 Transportation-                                                               3,068,259     (1.0%)
 Miscellaneous...........
 Transportation-                14,912,864   (0.5%)                              508,639     (0.2%)
 Railroad................
 Transportation-                   572,000   (0.0%)
 Trucking................
 Utilities-Electric......       75,968,625   (2.4%)                           11,213,151     (3.8%)
 Utilities-Gas                  13,329,126   (0.4%)     16,061,906   (1.1%)    3,019,359     (1.0%)
 Distribution &
 Pipelines...............
 Utilities-                      1,886,504   (0.1%)                            2,707,194     (0.9%)
 Miscellaneous...........
 Utilities-Telephone.....      259,132,899   (8.3%)                           33,505,139    (11.3%)
                            --------------          --------------          ------------
 Total Common Stock......    3,089,695,399  (99.3%)  1,409,363,904  (98.5%)  291,599,916    (98.0%)
                                                                            ------------
 PREFERRED STOCK
 Retail Trade............                                                        269,563     (0.1%)
                                                                            ------------
 Total Preferred Stock...                                                        269,563     (0.1%)
                                                                            ------------
 Total Equity                                                                291,869,479
 Securities..............
 SHORT-TERM OBLIGATIONS--                                                      6,447,000     (2.2%)
 REPURCHASE AGREEMENTS...
                                                                            ------------
 SHORT-TERM OBLIGATIONS--                                1,574,324   (0.1%)
 COMMERCIAL PAPER........
                            --------------          --------------
 TOTAL INVESTMENTS.......    3,089,695,399  (99.3%)  1,410,938,228  (98.6%)  298,316,479   (100.3%)
 Other Assets Less              22,223,585   (0.7%)     20,398,358   (1.4%)     (935,567)   (-0.3%)
 Liabilities.............
                            --------------          --------------          ------------
 NET ASSETS..............   $3,111,918,984 (100.0%) $1,431,336,586 (100.0%) $297,380,912   (100.0%)
                            ==============          ==============          ============

                         Metropolitan Series Fund, Inc.

                                                         Loomis Sayles
                                                        High Yield Bond
                                                           Portfolio
                                                        ---------------
COMMON STOCK
 Banking...............................................   $    15,557     (0.0%)
 Forest Products & Paper...............................       870,986     (2.1%)
 Oil & Gas Exploration.................................        52,216     (0.1%)
 Real Estate...........................................       539,556     (1.3%)
 Restaurant............................................        12,460     (0.0%)
 Utilities-Electric....................................        89,870     (0.2%)
                                                          -----------
 Total Common Stock....................................     1,580,645     (3.7%)
                                                          -----------
PREFERRED STOCK
 Banking...............................................       212,295     (0.4%)
 Construction Materials................................        62,344     (0.2%)
 Financial Services....................................       164,529     (0.4%)
 Metals-Steel & Iron...................................       265,687     (0.6%)
 Office & Business Equipment...........................       820,589     (1.9%)
 Oil-Services..........................................       112,219     (0.3%)
 Transportation-Shipping...............................       232,000     (0.6%)
 Transportation-Trucking...............................        51,000     (0.1%)
 Utilities-Electric....................................       320,200     (0.8%)
 Utilities-Telephone...................................       213,750     (0.5%)
                                                          -----------
 Total Preferred Stock.................................     2,454,613     (5.8%)
                                                          -----------
LONG-TERM DEBT SECURITIES
Convertible Bonds:
 Automotive............................................       351,750     (0.8%)
 Building & Construction...............................        84,000     (0.2%)
 Computer Equipment & Service..........................     3,652,187     (8.6%)
 Drugs & Health Care...................................     1,117,000     (2.6%)
 Electronics...........................................     1,819,762     (4.3%)
 Entertainment & Leisure...............................        75,580     (0.2%)
 Foreign Obligation....................................     4,378,810    (10.3%)
 Healthcare Services...................................       171,313     (0.4%)
 Industrial Components & Material......................        73,750     (0.2%)
 Industrials...........................................       117,975     (0.3%)
 Medical Equipment & Supply............................       407,825     (1.0%)
 Metals-Steel & Iron...................................             0     (0.0%)
 Mining................................................       354,875     (0.8%)
 Oil & Gas Exploration.................................       136,000     (0.3%)
 Oil-Services..........................................       261,056     (0.6%)
 Pollution Control.....................................       375,458     (0.9%)
 Real Estate...........................................        94,000     (0.2%)
 Restaurant............................................       608,630     (1.4%)
 Retail Trade..........................................        81,000     (0.2%)
 Telecommunications Equipment & Services...............       190,000     (0.5%)
 Textiles & Apparel....................................       411,162     (1.0%)
 Transportation-Shipping...............................       241,125     (0.6%)
 Transportation-Trucking...............................       128,000     (0.3%)
                                                          -----------
 Total Convertible Bonds...............................    15,131,258    (35.7%)
                                                          -----------
Corporate Bonds:
 Broadcasting..........................................     1,762,079     (4.2%)
 Food & Beverages......................................       588,209     (1.4%)
 Industrials...........................................       484,325     (1.1%)
 Oil & Gas Exploration.................................       856,500     (2.0%)
 Retail Grocery........................................       216,000     (0.5%)
 Retail Trade..........................................       389,250     (0.9%)
 Telecommunications Equipment & Services...............     2,226,525     (5.3%)
 Transportation........................................       412,500     (1.0%)
 Transportation-Shipping...............................       360,000     (0.9%)
 Utilities-Electric....................................       783,500     (1.8%)
 Utilities-Telephone...................................     1,162,125     (2.7%)
                                                          -----------
 Total Corporate Bonds.................................     9,241,013    (21.8%)
                                                          -----------
Foreign Obligations....................................     9,503,947    (22.4%)
                                                          -----------
Yankee Bonds...........................................     2,867,825     (6.7%)
                                                          -----------
 Total Bonds...........................................    36,744,043    (96.1%)
                                                          -----------
SHORT-TERM OBLIGATIONS--REPURCHASE AGREEMENTS..........       794,000     (1.9%)
                                                          -----------
TOTAL INVESTMENTS......................................    41,573,301    (98.0%)
 Other Assets Less Liabilities.........................       829,690     (2.0%)
                                                          -----------
NET ASSETS.............................................   $42,402,991   (100.0%)
                                                          ===========

                         Metropolitan Series Fund, Inc.

                               Janus               T. Rowe Price               Scudder
                              Mid Cap             Small Cap Growth          Global Equity
                             Portfolio               Portfolio                Portfolio
                            ------------          ----------------          -------------
 COMMON STOCK
 Aerospace...............     $3,727,399   (1.0%)   $  4,229,684      2.2%) $  1,879,388     (1.7%)
 Automotive..............                              2,564,169     (1.4%)
 Banking.................      9,622,934   (2.6%)      4,461,345     (2.4%)    4,198,216     (3.7%)
 Biotechnology...........     11,305,260   (3.0%)      1,266,294     (0.7%)    1,453,650     (1.3%)
 Broadcasting............     56,634,368  (15.2%)      8,249,688     (4.4%)    5,551,477     (4.9%)
 Building &                                            2,130,563     (1.1%)
  Construction...........
 Business Services.......     28,673,398   (7.7%)     20,708,402    (11.0%)    1,494,872     (1.3%)
 Chemicals...............                              1,736,627     (0.9%)    7,465,971     (6.6%)
 Computer Equipment &         24,005,995   (6.5%)     13,056,117     (6.9%)
  Service................
 Construction Materials..                              1,041,569     (0.6%)      804,892     (0.7%)
 Construction & Mining                                 1,196,531     (0.6%)
  Equipment..............
 Consumer Products.......                                810,937     (0.4%)    1,847,336     (1.6%)
 Consumer Services.......                                                        314,036     (0.3%)
 Drugs & Health Care.....     29,539,775   (8.0%)     15,080,999     (8.0%)    4,157,539     (3.7%)
 Education...............     49,914,109  (13.4%)      2,946,847     (1.6%)
 Electrical Equipment....                              1,206,631     (0.6%)    1,451,842     (1.3%)
 Electronics.............     31,345,472   (8.5%)     15,441,078     (8.2%)    2,655,535     (2.3%)
 Entertainment &               3,353,212   (0.9%)      4,214,784     (2.2%)
  Leisure................
 Financial Services......     18,747,329   (5.0%)      5,415,602     (2.9%)      645,360     (0.6%)
 Food & Beverages........                              2,135,359     (1.1%)    2,954,732     (2.6%)
 Forest Products &                                        55,000     (0.0%)      319,973     (0.3%)
  Paper..................
 General Business........      3,927,964   (1.1%)
 Healthcare Services.....                              4,612,719     (2.4%)
 Hospital Management.....                                638,575     (0.3%)
 Hotel & Motel...........                                340,747     (0.2%)
 Household Appliances &                                  403,925     (0.2%)
  Home Furnishings.......
 Insurance...............                              3,745,319     (2.0%)   11,857,700    (10.4%)
 Machinery...............                                                        669,592     (0.6%)
 Medical Equipment &                                   4,249,506     (2.2%)    1,516,833     (1.3%)
  Supply.................
 Metals--Gold............                                                      2,892,048     (2.5%)
 Metals--Non-Ferrous.....                                215,600     (0.1%)    2,869,241     (2.5%)
 Metals--Steel & Iron....                                                      1,047,581     (0.9%)
 Mining..................                                                        876,832     (0.8%)
 Miscellaneous...........                              1,838,275     (1.0%)
 Multi-Industry..........      3,295,292   (0.9%)                              3,397,089     (3.0%)
 Newspapers..............                              1,033,000     (0.5%)
 Office & Business                                     4,521,756     (2.4%)    3,408,501     (3.0%)
  Equipment..............
 Oil & Gas Exploration...                                697,450     (0.4%)    1,039,598     (0.9%)
 Oil.....................                                                        213,875     (0.2%)
 Oil--Domestic...........                                                      1,949,213     (1.7%)
 Oil--International......                                                      1,961,332     (1.7%)
 Oil--Services...........                              1,409,228     (0.7%)      904,951     (0.8%)
 Photography.............                                450,056     (0.2%)
 Pollution Control.......                                923,737     (0.5%)
 Printing & Publishing...                              1,210,744     (0.6%)    1,014,244     (0.9%)
 Real Estate.............                              1,252,440     (0.7%)    1,934,002     (1.7%)
 Restaurant..............     19,240,018   (5.2%)      3,582,490     (1.9%)
 Retail Grocery..........                              1,872,900     (1.0%)
 Retail Trade............     13,958,932   (3.8%)     16,684,107     (8.8%)
 Shipbuilding............                                717,072     (0.4%)
 Software................     13,719,159   (3.7%)     14,046,833     (7.4%)    3,141,600     (2.8%)
 Telecommunications           27,154,008   (7.3%)     10,619,403     (5.6%)    1,177,250     (1.0%)
  Equipment & Services...
 Textiles & Apparel......                              1,837,403     (1.0%)
 Transportation--              6,419,241   (1.7%)      1,762,225     (0.9%)    2,026,000     (1.8%)
  Airlines...............
 Transportation--                                        883,047     (0.5%)    1,918,670     (1.7%)
  Railroad...............
 Transportation--                                      1,206,775     (0.6%)
  Trucking...............
 Utilities--Electric.....                                                      7,631,561     (6.7%)
 Utilities--Gas                                                                2,852,129     (2.5%)
  Distribution &
  Pipelines..............
 Utilities--Telephone....                                103,469     (0.1%)    2,664,242     (2.3%)
                            ------------            ------------            ------------
 Total Common Stock......    354,583,865  (95.5%)    188,807,027    (99.8%)   96,158,903    (84.6%)
                            ------------            ------------            ------------
 PREFERRED STOCK
 Food & Beverages........                                                        227,228     (0.2%)
 Metals--Steel & Iron....                                                        327,140     (0.3%)
 Oil--International......                                                        244,426     (0.2%)
 Software................                                                      1,099,328     (1.0%)
                            ------------            ------------            ------------
 Total Preferred Stock...            --                      --                1,898,122     (1.7%)
                            ------------            ------------            ------------
 Total Equity                354,583,865  (95.5%)    188,807,027    (99.8%)   98,057,025    (86.3%)
  Securities.............
                            ------------            ------------            ------------
 LONG-TERM DEBT
  SECURITIES
 Federal Treasury                                                              7,775,488     (6.8%)
  Obligations............
 Foreign Obligations.....                                                      2,113,840     (1.9%)
                                                                            ------------
 Total Long-Term Debt                                                          9,889,328     (8.7%)
  Securities.............
                                                                            ------------
 SHORT-TERM OBLIGATIONS
 Commercial Paper........     14,593,552   (3.9%)      1,170,561     (0.6%)
 Federal Agency                                        7,884,076     (4.2%)
  Obligations............
 Repurchase Agreements...                                                      6,398,000     (5.6%)
                            ------------            ------------            ------------
 Total Short-Term             14,593,552   (3.9%)      9,054,637     (4.8%)    6,398,000     (5.6%)
  Obligations............
                            ------------            ------------            ------------
 TOTAL INVESTMENTS.......    369,177,417  (99.4%)    197,861,664   (104.6%)  114,344,353   (100.6%)
 Other Assets Less             2,326,494   (0.6%)     (8,729,698)   (-4.6%)     (629,356)   (-0.6%)
  Liabilities............
                            ------------            ------------            ------------
 NET ASSETS..............   $371,503,911 (100.0%)   $189,131,966   (100.0%) $113,714,997   (100.0%)
                            ============            ============            ============

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1998--(CONCLUDED)

  The value of the investments of the Fund's portfolios are determined using the following valuation techniques. Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity Portfolio which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or it delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost, method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

                       INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "company") as of December 31, 1997 and 1996 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the company at December 31, 1997 and 1996 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, the company has changed the method of accounting for investment income on certain structured securities.

Deloitte & Touche LLP

New York, New York

February 12, 1998, except for Note 17,

as to which the date is March 12, 1998

                    METROPOLITAN LIFE INSURANCE COMPANY

                        CONSOLIDATED BALANCE SHEETS

                        DECEMBER 31, 1997 AND 1996

                               (IN MILLIONS)

                                                        NOTES   1997      1996
                                                        ----- --------  --------
ASSETS
Investments:
  Fixed Maturities:.................................... 2,15
    Available for Sale, at Estimated Fair Value........       $ 92,630  $ 75,039
    Held to Maturity, at Amortized Cost................            --     11,322
  Equity Securities.................................... 2,15     4,250     2,816
  Mortgage Loans on Real Estate........................ 2,15    20,247    18,964
  Policy Loans.........................................   15     5,846     5,842
  Real Estate..........................................    2     6,111     7,498
  Real Estate Joint Ventures...........................    4       680       851
  Other Limited Partnership Interests..................    4       855     1,004
  Leases and Leveraged Leases..........................    2     2,123     1,763
  Short-Term Investments...............................   15       705       741
  Other Invested Assets................................          2,338     2,692
                                                              --------  --------
    Total Investments..................................        135,785   128,532
Cash and Cash Equivalents..............................   15     2,871     2,325
Deferred Policy Acquisition Costs......................          6,436     7,227
Accrued Investment Income..............................          1,860     1,611
Premiums and Other Receivables.........................    5     3,280     2,916
Deferred Income Taxes Recoverable......................    6       --         37
Other Assets...........................................          3,055     2,340
Separate Account Assets................................         48,620    43,763
                                                              --------  --------
Total Assets...........................................       $201,907  $188,751
                                                              ========  ========
LIABILITIES AND EQUITY
Liabilities
Future Policy Benefits.................................    5  $ 72,125  $ 69,115
Policyholder Account Balances..........................   15    48,533    47,674
Other Policyholder Funds...............................          4,681     4,758
Policyholder Dividends Payable.........................          1,373     1,348
Short- and Long-Term Debt.............................. 9,15     7,203     5,257
Income Taxes Payable:..................................    6
  Current..............................................            480       599
  Deferred.............................................            472       --
Other Liabilities......................................          4,695     4,618
Separate Account Liabilities...........................         48,338    43,399
                                                              --------  --------
Total Liabilities......................................        187,900   176,768
                                                              --------  --------
Commitments and Contingencies (Notes 2 and 10)
Equity
Retained Earnings......................................         12,140    10,937
Net Unrealized Investment Gains........................    3     1,898     1,028
Foreign Currency Translation Adjustments...............            (31)       18
                                                              --------  --------
Total Equity...........................................   16    14,007    11,983
                                                              --------  --------
Total Liabilities and Equity...........................       $201,907  $188,751
                                                              ========  ========

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                    CONSOLIDATED STATEMENTS OF EARNINGS

         FOR THE YEARS ENDED DECEMBER 31, 1997, AND 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
REVENUES
Premiums......................................     5  $11,299  $11,462  $11,178
Universal Life and Investment-Type Product
 Policy Fee Income............................          1,458    1,243    1,177
Net Investment Income.........................     3    9,475    8,993    8,837
Investment Gains (Losses), Net................     3      798      231     (157)
Commissions, Fees and Other Income............          1,344    1,256      834
                                                      -------  -------  -------
    Total Revenues............................         24,374   23,185   21,869
                                                      -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................     5   12,328   12,399   11,915
Interest Credited to Policyholder Account Bal-
 ances........................................          2,874    2,868    3,143
Policyholder Dividends........................          1,720    1,728    1,786
Other Operating Costs and Expenses............    11    5,759    4,784    4,281
                                                      -------  -------  -------
    Total Benefits and Other Deductions.......         22,681   21,779   21,125
                                                      -------  -------  -------
Earnings from Continuing Operations Before In-
 come Taxes...................................          1,693    1,406      744
Income Taxes..................................     6      476      482      407
                                                      -------  -------  -------
Earnings from Continuing Operations...........          1,217      924      337
                                                      -------  -------  -------
Discontinued Operations:                          13
  Loss from Discontinued Operations (Net of
   Income Tax (Benefit) Expense of $(8) in
   1997, $(18) in 1996 and $32 in 1995).......            (14)     (52)     (54)
  (Loss) Gain on Disposal of Discontinued Op-
   erations (Net of Income Tax (Benefit) Ex-
   pense of $(11) in 1996 and $106 in 1995)...            --       (19)     416
                                                      -------  -------  -------
(Loss) Earnings from Discontinued Operations..            (14)     (71)     362
                                                      -------  -------  -------
Net Earnings..................................    16  $ 1,203  $   853  $   699
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF EQUITY

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
Retained Earnings, Beginning of Year..........        $10,937  $10,084  $ 9,385
Net Earnings..................................          1,203      853      699
                                                      -------  -------  -------
Retained Earnings, End of Year................         12,140   10,937   10,084
                                                      -------  -------  -------
Net Unrealized Investment Gains (Losses), Be-
 ginning of Year..............................          1,028    1,646     (955)
Change in Unrealized Investment Gains (Loss-
 es)..........................................     3      870     (618)   2,601
                                                      -------  -------  -------
Net Unrealized Investment Gains, End of Year..          1,898    1,028    1,646
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, Be-
 ginning of Year..............................             18       24       (2)
Change in Foreign Currency Translation Adjust-
 ments........................................            (49)      (6)      26
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, End
 of Year......................................            (31)      18       24
                                                      -------  -------  -------
Total Equity, End of Year.....................    16  $14,007  $11,983  $11,754
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                   CONSOLIDATED STATEMENTS OF CASH FLOWS

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                      1997      1996      1995
                                                    --------  --------  --------
Net Earnings                                        $  1,203  $    853  $    699
 Adjustments to Reconcile Net Earnings to Net Cash
  Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net.     (159)     (391)     (376)
  Change in Accrued Investment Income..............     (215)      350      (191)
  Change in Premiums and Other Receivables.........     (819)     (106)      (29)
  Change in Undistributed Income of Real Estate
   Joint Ventures and Other
   Limited Partnership Interests...................      163       (45)     (221)
  Gains from Sales of Investments and Businesses,
   Net.............................................   (1,029)     (428)     (595)
  Depreciation and Amortization Expenses...........      516       (18)       30
  Interest Credited to Policyholder Account Bal-
   ances...........................................    2,874     2,868     3,143
  Universal Life and Investment-Type Product Policy
   Fee Income......................................   (1,458)   (1,243)   (1,177)
  Change in Future Policy Benefits.................    1,641     2,149     2,332
  Change in Other Policyholder Funds...............       88       181       (66)
  Change in Income Taxes Payable...................      (99)     (134)      327
  Other, Net.......................................      512      (348)      947
                                                    --------  --------  --------
Net Cash Provided by Operating Activities..........    3,218     3,688     4,823
                                                    --------  --------  --------
Cash Flows from Investing Activities
 Sales, Maturities and Repayments of:
   Fixed Maturities................................   75,346    76,117    64,372
   Equity Securities...............................    1,821     2,069       694
   Mortgage Loans on Real Estate...................    2,381     2,380     3,182
   Real Estate.....................................    1,875     1,948     1,193
   Real Estate Joint Ventures......................      205       410       387
   Other Limited Partnership Interests.............      166       178        42
   Leases and Leveraged Leases.....................      192       102       123
 Purchases of:
   Fixed Maturities................................  (76,603)  (76,225)  (66,693)
   Equity Securities...............................   (2,121)   (2,742)     (781)
   Mortgage Loans on Real Estate...................   (4,119)   (4,225)   (2,491)
   Real Estate.....................................     (387)     (859)     (904)
   Real Estate Joint Ventures......................      (72)     (130)     (285)
   Other Limited Partnership Interests.............     (338)     (307)      (87)
   Assets to be Leased.............................     (738)     (585)     (383)
 Net Change in Short-Term Investments..............       37     1,028      (634)
 Net Change in Policy Loans........................       17      (128)     (112)
 Other, Net........................................      442        45      (308)
                                                    --------  --------  --------
Net Cash Used by Investing Activities..............   (1,896)     (924)   (2,685)
                                                    --------  --------  --------
Cash Flows from Financing Activities
 Policyholder Account Balances:
    Deposits.......................................   16,061    17,167    16,017
    Withdrawals....................................  (18,831)  (19,321)  (19,142)
 Additions to Long-Term Debt.......................      828       --        692
 Repayments of Long-Term Debt......................      (99)     (284)     (389)
 Net Increase (Decrease) in Short-Term Debt........    1,265        69       (78)
                                                    --------  --------  --------
Net Cash Used by Financing Activities..............     (776)   (2,369)   (2,900)
                                                    --------  --------  --------
Change in Cash and Cash Equivalents................      546       395      (762)
Cash and Cash Equivalents, Beginning of Year.......    2,325     1,930     2,692
                                                    --------  --------  --------
Cash and Cash Equivalents, End of Year............. $  2,871  $  2,325  $  1,930
                                                    ========  ========  ========
Supplemental Cash Flow Information
  Interest Paid.................................... $    422  $    310  $    280
                                                    ========  ========  ========
  Income Taxes Paid................................ $    589  $    497  $    283
                                                    ========  ========  ========

       See accompanying notes to consolidated financial statements.

                   METROPOLITAN LIFE INSURANCE COMPANY

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

    UNLESS OTHERWISE INDICATED, ALL AMOUNTS ARE IN MILLIONS OF DOLLARS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "company") provide life insurance and annuity products and pension, pension-related and investment-related products and services to individuals, corporations and other institutions. The company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Minority interest relating to certain consolidated entities amounted to $277 and $149 at December 31, 1997 and 1996, respectively, and is included in other liabilities. Significant intercompany transactions and balances have been eliminated in consolidation.

  Prior years' amounts have been reclassified to conform to the 1997 presentation.

  On December 31, 1995, the company reclassified (under one-time accounting implementation guidance) to available for sale certain held to maturity securities. On July 1, 1997, the company reclassified to available for sale all securities classified as held to maturity on that date as management concluded that all securities are now available for sale. As a result, consolidated equity at July 1, 1997 and December 31, 1995 increased by $198 and $135, respectively, excluding the effects of deferred income taxes, amounts attributable to participating pension contracts, and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

  During 1997 management changed to the retrospective interest method of accounting for investment income on structured note securities in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income is not material.

 VALUATION OF INVESTMENTS

  SECURITIES--As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, 1997, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds and redeemable preferred stock) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes, amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition. Costs of securities are adjusted for impairments in value considered other than temporary. Such adjustments are recorded as realized investment losses.

  All security transactions are recorded on a trade date basis.

  MORTGAGE LOANS in good standing are carried at amortized cost. A provision is made for a realized investment loss (and a corresponding allowance is established) when it becomes probable that the company will be unable to collect all amounts due under the terms of the loan agreement. The provision generally is equal to the excess of the carrying value of the mortgage loan over its estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. Mortgage loans considered to be uncollectible are charged against the allowance and subsequent recoveries are credited to the allowance. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income earned on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

  POLICY LOANS are stated at unpaid principal balances.

  INVESTMENT REAL ESTATE is generally stated at depreciated cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. If events or changes in circumstances indicate that the carrying amount of the investment exceeds its expected future cash flows, a realized investment loss is recorded for the impairment. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in the allowance relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation of real estate is computed evenly over the estimated useful lives of the properties (20 to 40 years).

  LEASES AND LEVERAGED LEASES--The company is the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the company records the aggregate future minimum lease payments due and the estimated residual value of the leased equipment less the unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated evenly over its estimated economic life.

  The company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the purchase price. The financing is generally in the form of long-term debt that provides for no recourse against the company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

  SHORT-TERM INVESTMENTS are stated at amortized cost, which approximates fair value.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are deducted from asset categories to which they apply and provisions for losses for investments are included in investment gains and losses. Investment gains and losses are reduced by amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided evenly or using sum of the years digits method over the lesser of estimated useful lives of the assets or, where appropriate, the term of the lease. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Amortization of leasehold improvements is provided evenly over the lesser of the term of the lease or the estimated useful life of the improvements.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products. Amortization is recorded based on a constant percentage of estimated gross margins or profits (arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience). Changes to amounts previously amortized are reflected in earnings in the period related estimates are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings when they occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the estimated life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 OTHER INTANGIBLE ASSETS

  The value of insurance acquired and the excess of purchase price over the fair value of net assets acquired are included in other assets. The value of insurance acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The excess of purchase price over the fair value of net assets acquired is amortized evenly over 10 years.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 6.0 percent to 8.25 percent.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience. Revisions of estimates are reflected in net earnings in the year such refinements are made.

 RECOGNITION OF INCOME AND EXPENSE

  Premiums from traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are matched with such income resulting in the recognition of profits over the life of the contract. This match is accomplished through the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Premiums due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due with any excess profit deferred and recognized as income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract term.

  Premiums from universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the company.

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated U.S. federal income tax return and separate income tax returns as required. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities.

  Investments held in the Separate Accounts (stated at estimated fair value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 DISCONTINUED OPERATIONS

  Certain operations have been discontinued and, accordingly, are segregated in the consolidated statements of earnings.

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year-end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 FUTURE APPLICATION OF ACCOUNTING STANDARDS

  Statement of Financial Accounting Standards ("SFAS") No. 125 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and SFAS No. 127 Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125 provide accounting and reporting standards relating to transfers of security interests, repurchase agreements, dollar rolls, securities lending and similar transactions which will be effective in 1998. The company believes that the application of these standards will not have a material impact on the company's results of operations, financial position or liquidity.

 SFAS No. 130 Reporting Comprehensive Income establishes standards for reporting and presentation of comprehensive income and its components and will be effective in 1998. Comprehensive income, which includes all changes to equity except those resulting from investments by owners or distributions to owners, was $2,024, $229 and $3,326 in 1997, 1996 and 1995, respectively.
Consolidated statements of comprehensive income have not been presented, as the company has not determined the individual amounts to be displayed in such statements.

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss, and estimated fair value of fixed maturity and equity securities, by category, were as follows:

                                           COST OR  GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN     LOSS  FAIR VALUE
                                          --------- --------- -----------------
DECEMBER 31, 1997
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies............ $ 10,619    $ 1,511 $    2  $ 12,128
   States and political subdivisions.....      486         22     --       508
   Foreign governments...................    3,420        371     52     3,739
   Corporate.............................   41,191      2,343    290    43,244
   Mortgage-backed securities............   22,191        572     21    22,742
   Other.................................    9,463        428    134     9,757
                                          --------  --------- ------  --------
     Total bonds.........................   87,370      5,247    499    92,118
 Redeemable preferred stocks.............      494         19      1       512
                                          --------  --------- ------  --------
     Total fixed maturities.............. $ 87,864  $   5,266 $  500  $ 92,630
                                          ========  ========= ======  ========
Equity Securities:
 Common stocks........................... $  2,444  $   1,716 $  105  $  4,055
 Nonredeemable preferred stocks..........      201          5     11       195
                                          --------  --------- ------  --------
     Total equity securities............. $  2,645  $   1,721 $  116  $  4,250
                                          ========  ========= ======  ========

                                          COST OR  GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- --------- ------------------
DECEMBER 31, 1996
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies...........  $12,949  $     901    $128  $13,722
   States and political subdivisions....      536         13       1      548
   Foreign governments..................    2,597        266       6    2,857
   Corporate............................   32,520      1,102     294   33,328
   Mortgage-backed securities...........   21,200        407      91   21,516
   Other................................    2,511         90      30    2,571
                                          -------  --------- -------  -------
     Total bonds........................   72,313      2,779     550   74,542
 Redeemable preferred stocks............      500         --       3      497
                                          -------  --------- -------  -------
     Total fixed maturities.............  $72,813  $   2,779 $   553  $75,039
                                          =======  ========= =======  =======
Equity Securities:
 Common stocks..........................  $ 1,882  $     648 $    55  $ 2,475
 Nonredeemable preferred stocks.........      371         51      81      341
                                          -------  --------- -------  -------
     Total equity securities............  $ 2,253  $     699 $   136  $ 2,816
                                          =======  ========= =======  =======

                                                   GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- -------- -------- ----------
DECEMBER 31, 1996
Held to Maturity Securities:
Fixed Maturities:
 Bonds:
   U.S. Treasury securities and obliga-
    tions of U.S. government corpora-
    tions and
    agencies............................  $    48  $      3           $    51
   States and political subdivisions....       58         1                59
   Foreign governments..................      260         5               265
   Corporate............................    7,520       236 $     64    7,692
   Mortgage-backed securities...........      689         1       16      674
   Other................................    2,746        85       24    2,807
                                          -------  -------- --------  -------
     Total bonds........................   11,321       331      104   11,548
 Redeemable preferred stocks............        1        --       --        1
                                          -------  -------- --------  -------
     Total fixed maturities.............  $11,322  $    331 $    104  $11,549
                                          =======  ======== ========  =======

  The amortized cost and estimated fair value of bonds, by contractual maturity, were as follows:

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
      DECEMBER 31, 1997
      Due in one year or less..............................  $ 1,916   $ 1,927
      Due after one year through five years................   15,830    16,260
      Due after five years through 10 years................   23,023    24,067
      Due after 10 years...................................   24,410    27,122
                                                             -------   -------
        Subtotal...........................................   65,179    69,376
      Mortgage-backed securities...........................   22,191    22,742
                                                             -------   -------
        Total..............................................  $87,370   $92,118
                                                             =======   =======

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

 MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1997, approximately 15 percent, 7 percent and 6 percent of the properties were located in California, Illinois and Florida, respectively. Generally, the company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                       1997 1996
                                                                       ---- ----
      DECEMBER 31
      Office buildings................................................  32%  30%
      Retail..........................................................  16%  19%
      Residential.....................................................  15%  16%
      Agricultural....................................................  18%  18%
      Other...........................................................  19%  17%
                                                                       ---- ----
        Total......................................................... 100% 100%
                                                                       ==== ====

  Many of the company's real estate joint ventures have mortgage loans with the company. The carrying values of such mortgages were $753 and $869 at December 31, 1997 and 1996, respectively.

  Mortgage loan valuation allowances and changes thereto were as follows:

                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1............................... $  444  $  466  $  483
      Additions charged to income......................     61     144     107
      Deductions for writedowns and dispositions.......   (241)   (166)   (124)
                                                        ------  ------  ------
      Balance, December 31............................. $  264  $  444  $  466
                                                        ======  ======  ======

   Impaired mortgage loans and related valuation allowances were as follows:

                                                         1997    1996
                                                        ------  ------
      DECEMBER 31
      Impaired mortgage loans with valuation allow-
       ances........................................... $1,231  $1,677
      Impaired mortgage loans with no valuation allow-
       ances...........................................    306     165
                                                        ------  ------
      Recorded investment in impaired mortgage loans...  1,537   1,842
      Valuation allowances.............................   (250)   (427)
                                                        ------  ------
      Net impaired mortgage loans...................... $1,287  $1,415
                                                        ======  ======
                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Average recorded investment in impaired mortgage
       loans........................................... $1,680  $2,113  $2,365
                                                        ======  ======  ======

  Interest income on impaired mortgage loans recorded on a cash basis totaled $110 , $122 and $169 for the years ended December 31, 1997, 1996 and 1995, respectively.

 REAL ESTATE

  Accumulated depreciation on real estate was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1................................ $2,109  $2,187  $2,757
      Depreciation expense..............................    332     348     427
      Deductions for dispositions.......................   (475)   (426)   (997)
                                                         ------  ------  ------
      Balance, December 31.............................. $1,966  $2,109  $2,187
                                                         ======  ======  ======

  Real estate valuation allowances and changes thereto were as follows:

                                                            1997   1996   1995
                                                            -----  -----  -----
      YEARS ENDED DECEMBER 31
      Balance, January 1................................... $ 529  $ 743  $ 622
      (Credited) charged to income.........................   (52)   127    358
      Deductions for writedowns and dispositions...........  (436)  (341)  (237)
                                                            -----  -----  -----
      Balance, December 31................................. $  41  $ 529  $ 743
                                                            =====  =====  =====

  The above table does not include valuation allowances of $55, $118 and $167 at December 31, 1997, 1996 and 1995, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the company established valuation allowances for all impaired real estate investments including real estate held for investment. During 1996, $150 of allowances relating to real estate held for investment were applied as writedowns to specific properties. During 1997, allowances of $94 relating to real estate held for sale were applied as writedowns to specific properties. The balances in the real estate valuation allowances at December 31, 1997 and 1996, relate to properties that management has committed to a plan of sale. The carrying values, net of valuation allowances, of properties committed to a plan of sale were $206 and $1,844 at December 31, 1997 and 1996, respectively. Net investment income relating to such properties was $8 and $60 for the years ended December 31, 1997 and 1996, respectively.

  At December 31, 1997 and 1996, the company owned real estate acquired in satisfaction of debt of $218 and $456, respectively.

 LEASES AND LEVERAGED LEASES

  The company's investment in direct financing leases and leveraged leases was as follows:

                                     DIRECT
                                    FINANCING      LEVERAGED
                                     LEASES          LEASES          TOTAL
                                  --------------  -------------  --------------
                                   1997    1996    1997   1996    1997    1996
                                  ------  ------  ------  -----  ------  ------
      DECEMBER 31
      Investment................  $1,137  $1,247  $  851  $ 387  $1,988  $1,634
      Estimated residual values.     183     238     641    543     824     781
                                  ------  ------  ------  -----  ------  ------
        Total...................   1,320   1,485   1,492    930   2,812   2,415
      Unearned income...........    (261)   (336)   (428)  (316)   (689)   (652)
                                  ------  ------  ------  -----  ------  ------
      Net investment............  $1,059  $1,149  $1,064  $ 614  $2,123  $1,763
                                  ======  ======  ======  =====  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

   Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases were as follows:

                                                       DIRECT
                                                      FINANCING RESIDUALS TOTAL
                                                      --------- --------- ------
      YEARS ENDED DECEMBER 31
        1998.........................................  $  229     $ 14    $  243
        1999.........................................     211       19       230
        2000.........................................     192       25       217
        2001.........................................     147       19       166
        2002.........................................     114       22       136
        Thereafter...................................     244       84       328
                                                       ------     ----    ------
        Total........................................  $1,137     $183    $1,320
                                                       ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flows.

 FINANCIAL INSTRUMENTS

  The company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the consolidated balance sheets. To further minimize the credit risks related to this lending program, the company regularly monitors the financial condition of the borrowers.

  The company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The company also may occasionally sell covered call options. The company does not engage in trading of derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1997, the company employed several ongoing derivatives strategies. The company entered into a number of anticipatory hedge agreements using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expense related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

 ASSETS ON DEPOSIT

  As of December 31, 1997 and 1996, the company had assets on deposit with regulatory agencies of $4,695 and $4,062, respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of net investment income were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $ 6,455  $ 6,042  $ 6,006
       Equity securities...........................       50       60       45
       Mortgage loans on real estate...............    1,684    1,523    1,501
       Policy loans................................      368      399      394
       Real estate.................................    1,566    1,647    1,833
       Real estate joint ventures..................       42       21       41
       Other limited partnership interests.........      302      215      149
       Leases and leveraged leases.................      131      135      113
       Cash, cash equivalents and short-term in-
        vestments..................................      169      214      231
       Other investment income.....................      235      281      326
                                                     -------  -------  -------
       Gross investment income.....................   11,002   10,537   10,639
       Investment expenses.........................   (1,527)  (1,544)  (1,802)
                                                     -------  -------  -------
       Investment income, net......................  $ 9,475  $ 8,993  $ 8,837
                                                     =======  =======  =======

  Investment gains (losses), including changes in valuation allowances, were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $   118  $   234  $   621
       Equity securities...........................      224       78       (5)
       Mortgage loans on real estate...............       56      (86)     (51)
       Real estate.................................      249      165     (375)
       Real estate joint ventures..................      117       61     (142)
       Other limited partnership interests.........      103       82      117
       Other.......................................      162      (76)     (92)
                                                     -------  -------  -------
           Subtotal................................    1,029      458       73
       Investment gains relating to:
         Participating pension contracts...........      (35)     (20)      --
         Amortization of deferred policy acquisi-
          tion costs...............................      (70)      (4)     (78)
         Future policy benefit loss recognition....     (126)    (203)    (152)
                                                     -------  -------  -------
       Net investment gains (losses)...............  $   798  $   231  $  (157)
                                                     =======  =======  =======

  Sales of bonds were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Bonds classified as available for sale
         Proceeds..................................  $72,396  $74,580  $58,537
         Gross realized gains......................      691    1,069    1,013
         Gross realized losses.....................      584      842      402
       Bonds classified as held to maturity
         Proceeds..................................  $   352  $ 1,281  $ 1,806
         Gross realized gains......................        5       10       17
         Gross realized losses.....................        1        1        4

  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years were as follows:


                                                        1997    1996    1995
                                                       ------  ------  -------
       DECEMBER 31
       Balance, comprised of:
         Unrealized investment gains on:
           Fixed maturities..........................  $4,766  $2,226  $ 5,166
           Equity securities.........................   1,605     563      210
           Other.....................................     294     474      380
                                                       ------  ------  -------
                                                        6,665   3,263    5,756
                                                       ------  ------  -------
         Amounts allocable to:
         Participating pension contracts.............     312       9      350
         Loss recognition............................   2,189   1,219    2,064
         Deferred policy acquisition cost............   1,147     420      748
         Deferred income taxes.......................   1,119     587      948
                                                       ------  ------  -------
                                                        4,767   2,235    4,110
                                                       ------  ------  -------
             Total...................................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======
                                                        1997    1996    1995
                                                       ------  ------  -------
       YEARS ENDED DECEMBER 31
       Balance, January 1............................  $1,028  $1,646  $  (955)
       Unrealized investment gains (losses) during
        year.........................................   3,402  (2,493)   7,665
       Unrealized investment (gains) losses allocable
        to:
         Participating pension contracts.............    (303)    341     (258)
         Loss recognition............................    (970)    845   (2,063)
         Deferred policy acquisition costs...........    (727)    328   (1,247)
       Deferred income taxes.........................    (532)    361   (1,496)
                                                       ------  ------  -------
       Balance, December 31..........................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======

4. JOINT VENTURES AND OTHER LIMITED PARTNERSHIPS

  Combined financial information for real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the company has an investment of at least $10 and an equity interest of at least 10 percent, was as follows:

                                                                    1997   1996
                                                                   ------ ------
        DECEMBER 31
        Assets:
          Investments in real estate, at depreciated cost........  $  938 $1,030
          Investments in securities, at estimated fair value.....     717    621
          Cash and cash equivalents..............................     141     37
          Other..................................................     984  1,030
                                                                   ------ ------
            Total assets.........................................   2,780  2,718
                                                                   ------ ------
        Liabilities:
          Borrowed funds--third party............................     384    243
          Borrowed funds--MetLife................................     136     69
          Other..................................................     678    915
                                                                   ------ ------
            Total liabilities....................................   1,198  1,227
                                                                   ------ ------
        Partners' capital........................................  $1,582 $1,491
                                                                   ====== ======
        MetLife equity in partners' capital included above.......  $  822 $  786
                                                                   ====== ======

                                                           1997   1996   1995
                                                           -----  -----  -----
        YEARS ENDED DECEMBER 31
        Operations:
          Revenues of real estate joint ventures.........  $ 291  $ 275  $ 364
          Revenues of other limited partnership inter-
           ests..........................................    276    297    417
          Interest expense--third party..................    (25)   (11)   (26)
          Interest expense--MetLife......................    (16)   (19)   (31)
          Other expenses.................................   (396)  (411)  (501)
                                                           -----  -----  -----
        Net earnings.....................................  $ 130  $ 131  $ 223
                                                           =====  =====  =====
        MetLife earnings from real estate joint ventures
         and other limited partnership interests included
         above...........................................  $  59  $  34  $  28
                                                           =====  =====  =====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The company assumes and cedes insurance with other insurance companies. The consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned was as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
        YEARS ENDED DECEMBER 31
        Direct premiums............................  $12,749  $12,569  $11,944
        Reinsurance assumed........................      360      508      812
        Reinsurance ceded..........................   (1,810)  (1,615)  (1,578)
                                                     -------  -------  -------
        Net premiums earned........................  $11,299  $11,462  $11,178
                                                     =======  =======  =======
        Reinsurance recoveries netted against
         policyholder benefits.....................  $ 1,689  $ 1,667  $ 1,523
                                                     =======  =======  =======

  Premiums and other receivables in the consolidated balance sheets include reinsurance recoverables of $1,579 and $700 at December 31, 1997 and 1996, respectively.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Balance at January 1...........................  $3,345  $3,296  $2,670
          Reinsurance recoverables.....................    (215)   (214)   (104)
                                                         ------  ------  ------
        Net balance at January 1.......................   3,130   3,082   2,566
                                                         ------  ------  ------
        Incurred related to:
          Current year.................................   2,855   2,951   3,420
          Prior years..................................      88    (114)    (68)
                                                         ------  ------  ------
            Total incurred.............................   2,943   2,837   3,352
                                                         ------  ------  ------
        Paid related to:
          Current year.................................   1,832   1,998   2,053
          Prior years..................................     815     791     783
                                                         ------  ------  ------
            Total paid.................................   2,647   2,789   2,836
                                                         ------  ------  ------
        Net balance at December 31.....................   3,426   3,130   3,082
          Plus reinsurance recoverables................     229     215     214
                                                         ------  ------  ------
        Balance at December 31.........................  $3,655  $3,345  $3,296
                                                         ======  ======  ======

  The company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the company's results of operations. The company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U. S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  The income tax expense (benefit) of continuing operations was as follows:

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
         1997
         Federal.........................................  $432     $(26)  $406
         State and local.................................    10        9     19
         Foreign.........................................    26       25     51
                                                           ----     ----   ----
           Total.........................................  $468     $  8   $476
                                                           ====     ====   ====
         1996
         Federal.........................................  $346     $ 66   $412
         State and local.................................    25        6     31
         Foreign.........................................    27       12     39
                                                           ----     ----   ----
           Total.........................................  $398     $ 84   $482
                                                           ====     ====   ====
         1995
         Federal.........................................  $241     $ 65   $306
         State and local.................................    52        3     55
         Foreign.........................................    22       24     46
                                                           ----     ----   ----
           Total.........................................  $315     $ 92   $407
                                                           ====     ====   ====

  Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes were as follows:

                                                            1997    1996   1995
                                                           ------  ------  ----
         YEARS ENDED DECEMBER 31
         Earnings from continuing operations before
          income taxes...................................  $1,693  $1,406  $744
         Income tax rate.................................      35%     35%   35%
                                                           ------  ------  ----
         Expected income tax expense at federal statutory
          income tax rate................................     593     492   260
         Tax effect of:
           Tax exempt investment income..................     (30)    (18)   (9)
           Goodwill......................................       9     --    --
           Differential earnings amount..................     (40)     38    67
           State and local income taxes..................      15      23    37
           Foreign operations............................       7      (7)   25
           Tax credits...................................     (15)    (15)  (15)
           Prior year taxes..............................      (2)    (46)   (3)
           Sale of subsidiary............................     (41)     --    --
           Other, net....................................     (20)     15    45
                                                           ------  ------  ----
         Income taxes....................................  $  476  $  482  $407
                                                           ======  ======  ====

  The deferred income tax assets or liabilities recorded at December 31, 1997 and 1996 represent the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred income tax asset or liability were as follows:

                                                           1997    1996
                                                          ------  ------
       DECEMBER 31
       Deferred income tax assets:
         Policyholder liabilities and receivables........ $3,010  $2,889
         Net operating loss carryforwards................     33      38
         Other, net......................................    938     698
                                                          ------  ------
           Total gross deferred income tax assets........  3,981   3,625
         Less valuation allowance........................     24      14
                                                          ------  ------
       Deferred income tax assets, net of valuation al-
        lowance..........................................  3,957   3,611
                                                          ------  ------
       Deferred income tax liabilities:
         Investments.....................................  1,227     848
         Deferred policy acquisition costs...............  1,890   1,940
         Net unrealized capital gains....................  1,119     587
         Other, net......................................    193     199
                                                          ------  ------
           Total deferred income tax liabilities.........  4,429   3,574
                                                          ------  ------
       Net deferred income tax (liability) asset......... $ (472) $   37
                                                          ======  ======

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Policyholder liabilities and receivables........... $(109) $  53  $(105)
       Net operating loss carryforwards...................     5    (19)    89
       Investments........................................   382     50    199
       Deferred policy acquisition costs..................   (51)    55     49
       Change in valuation allowance......................    10      4     (6)
       Other, net.........................................  (229)   (59)  (134)
                                                           -----  -----  -----
         Total............................................ $   8  $  84  $  92
                                                           =====  =====  =====

  The valuation allowance for the tax benefits of net operating loss carryforwards reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred income tax asset is realizable. U.S. tax basis net operating loss carryforwards of $15 are available, subject to statutory limitation, to offset taxable income through the year 2012.

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension (credit) cost for the defined benefit qualified and nonqualified pension plans were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Service cost....................................... $  73  $  77  $  62
       Interest cost on projected benefit obligation......   244    232    222
       Actual return on assets............................  (318)  (273)  (280)
       Net amortization and deferrals.....................    (5)   (12)   (13)
                                                           -----  -----  -----
       Net periodic pension (credit) cost................. $  (6) $  24  $  (9)
                                                           =====  =====  =====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation were as follows:

                                           1997                   1996
                                  ---------------------- ----------------------
                                  OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                  ---------- ----------- ---------- -----------
     DECEMBER 31
     Actuarial present value of
      obligations:
      Vested....................    $2,804      $ 251      $2,668      $223
      Nonvested.................        33          2          36         2
                                    ------      -----      ------      ----
     Accumulated benefit obliga-
      tion......................    $2,837      $ 253      $2,704      $225
                                    ======      =====      ======      ====
     Projected benefit obliga-
      tion......................    $3,170      $ 353      $2,958      $310
     Plan assets (principally
      company investment
      contracts) at contract
      value                          3,831        151       3,495       133
                                    ------      -----      ------      ----
     Plan assets in excess of
      (less than) projected
      benefit obligation........       661       (202)        537      (177)
     Unrecognized prior service
      cost......................       125         25         139        26
     Unrecognized net (gain)
      loss from past experience
      different from that
      assumed...................      (130)        21         (27)       60
     Unrecognized net asset at
      transition................      (140)       --         (176)      --
                                    ------      -----      ------      ----
     Prepaid (accrued) pension
      cost at December 31.......    $  516      $(156)     $  473      $(91)
                                    ======      =====      ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 7.75 percent for 1997 and 7.25 percent to 8.0 percent for 1996. The weighted average assumed rate of increase in future compensation levels ranged from 4.5 percent to 8.5 percent in 1997 and from 4.0 percent to 8.0 percent in 1996. The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.75 percent in 1997 and ranged from 8.0 percent to
8.5 percent in 1996. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

 SAVINGS AND INVESTMENT PLANS

  The company sponsors savings and investment plans available for substantially all employees under which the company matches a portion of employee contributions. During 1997, 1996 and 1995, the company contributed $44, $42 and $49, respectively, to the plans.

 OTHER POSTRETIREMENT BENEFITS

  The company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the company.

  The components of the net periodic nonpension postretirement benefit cost were as follows:

                                                              1997  1996  1995
                                                              ----  ----  ----
        YEARS ENDED DECEMBER 31
        Service cost......................................... $ 31  $ 41  $ 28
        Interest cost on accumulated postretirement benefit
         obligation..........................................  122   127   115
        Actual return on plan assets (company insurance
         contracts)..........................................  (66)  (58)  (63)
        Net amortization and deferrals.......................   (5)    2    (9)
                                                              ----  ----  ----
        Net periodic nonpension postretirement benefit cost.. $ 82  $112  $ 71
                                                              ====  ====  ====

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the company's consolidated balance sheets.

                                                                 1997    1996
                                                                ------  ------
        DECEMBER 31
        Accumulated postretirement benefit obligation:
         Retirees.............................................  $1,251  $1,228
         Fully eligible active employees......................     115     145
         Active employees not eligible to retire..............     397     400
                                                                ------  ------
          Total...............................................   1,763   1,773
        Plan assets (company insurance contracts) at contract
         value................................................   1,004     897
                                                                ------  ------
        Plan assets less than accumulated postretirement
         benefit obligation...................................    (759)   (876)
        Unrecognized net gain from past experience different
         from that assumed and from changes in assumptions....    (173)    (60)
                                                                ------  ------
        Accrued nonpension postretirement benefit cost at
         December 31..........................................  $ (932) $ (936)
                                                                ======  ======

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.0 percent in 1997, gradually decreasing to 5.25 percent over five years and generally 9.5 percent in 1996 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.25 percent to 7.75 percent at December 31, 1997 and
7.0 percent to 7.75 percent at December 31, 1996.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1997 would be increased 6.75 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1997, would be an increase of 9.7 percent.

8. LEASES

 RENTAL INCOME ON REAL ESTATE OWNED AND LEASE EXPENSE

  In accordance with industry practice, certain of the company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. Additionally, the company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, gross minimum rental payments and minimum sublease rental income relating to these lease agreements were as follows:

                                                                GROSS
                                                        RENTAL  RENTAL  SUBLEASE
                                                        INCOME PAYMENTS  INCOME
                                                        ------ -------- --------
         DECEMBER 31
         1998.......................................... $ 697    $146     $55
         1999..........................................   657     127      52
         2000..........................................   604     103      50
         2001..........................................   560      82      44
         2002..........................................   496      59      36
         2003 and thereafter........................... 2,724     103      68

9. DEBT

  Debt consisted of the following:

                                                         SCHEDULED
                                                         MATURITY   1997   1996
                                                         --------- ------ ------
        DECEMBER 31
        Surplus notes:
         6.300%                                               2003 $  397 $  396
         7.000%                                               2005    249    248
         7.700%                                               2015    198    197
         7.450%                                               2023    296    296
         7.875%                                               2024    148    148
         7.800%                                               2025    248    248
        Floating rate notes, interest rates
         based on LIBOR................................. 1999-2007    358     49
        Fixed rate notes, interest rates ranging from
         5.80%-10.50%................................... 1998-2007    519    135
        Zero coupon Eurobonds...........................      1999     79     71
        Other...........................................              124    158
                                                                   ------ ------
        Total long-term debt............................            2,616  1,946
        Short-term debt.................................            4,587  3,311
                                                                   ------ ------
        Total...........................................           $7,203 $5,257
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York (Superintendent). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, in whole or in part, at the election of the company at any time on or after November 1, 2003.

  At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years amounted to $80, $377, $178, $9 and $11, respectively, and $1,979 thereafter.

10. CONTINGENCIES

  The company is currently a defendant in numerous state and federal lawsuits (including individual suits and putative class actions) raising allegations of improper marketing of individual life insurance. Litigation seeking compensatory and/or punitive damages relating to the marketing by the company of individual life insurance (including putative class and individual actions) continues to be brought by or on behalf of policyholders and others. These cases, most of which are in the early stages of litigation, seek substantial damages, including in some cases claims for punitive and treble damages and attorneys' fees, and raise, among other claims, allegations that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure as to the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. Putative classes have been certified, conditionally or subject to appeal, in state court actions covering certain policyholders in California and West Virginia; class certification has been denied in a state court action in Ohio thus far. A number of the federal cases alleging improper marketing of individual life insurance have been consolidated in the United States District Court for the Western District of Pennsylvania and the United States District Court in Massachusetts for pretrial proceedings. Additional litigation relating to the company's marketing of individual life insurance may be commenced in the future. The company is vigorously defending itself in these actions.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the company's sales of individual life insurance, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. In addition, an investigation by the Office of the United States Attorney for the Middle District of Florida, which commenced in 1994, into certain of the retirement and savings plan selling allegations that have been a subject of regulatory inquiries, has not been closed.

  In addition to the foregoing matters, the company is a defendant in a large number of asbestos lawsuits relating to allegations regarding certain research, advice and publication activity that occurred decades ago. While the company believes that it has significant defenses to these claims and has effected settlements in many of these cases and has prevailed in certain cases, it is not possible to predict the number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the company.

  Various litigation, claims and assessments against the company, in addition to the aforementioned and those otherwise provided for in the company's financial statements, have arisen in the course of the company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other state authorities regularly make inquiries and conduct investigations concerning the company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the company's management that their outcome, after consideration of the provisions made in the company's financial statements, is not likely to have a material adverse effect on the company's financial position.

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses were as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Compensation costs.............................  $2,072  $1,813  $1,607
        Commissions....................................     766     722     853
        Interest and debt issue costs..................     453     311     285
        Amortization of policy acquisition costs.......     771     633     606
        Capitalization of policy acquisition costs.....  (1,000) (1,028) (1,060)
        Rent expense, net of sublease..................     179     180     184
        Restructuring charges..........................      --      18      88
        Minority interest..............................      51      30      22
        Other..........................................   2,467   2,105   1,696
                                                         ------  ------  ------
        Total..........................................  $5,759  $4,784  $4,281
                                                         ======  ======  ======

  During 1996 and 1995, the company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. OTHER INTANGIBLE ASSETS

  The value of business acquired and the excess of purchase price over the fair value of net assets acquired and changes thereto were as follows:

                                                        EXCESS OF PURCHASE PRICE
                                                           OVER FAIR VALUE OF
                         VALUE OF BUSINESS ACQUIRED       NET ASSETS ACQUIRED
                         ----------------------------  ----------------------------
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
YEARS ENDED DECEMBER 31
Net Balance, January 1.. $    358  $    381  $      6  $    544  $    377  $    413
Acquisitions............      176         7       396       387       197       221
Dispositions............      --        --        --        --        --       (236)
Amortization............      (36)      (30)      (21)      (47)      (30)      (21)
                         --------  --------  --------  --------  --------  --------
Net balance, December
 31..................... $    498  $    358  $    381  $    884  $    544  $    377
                         ========  ========  ========  ========  ========  ========
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
DECEMBER 31
Accumulated amortiza-
 tion................... $     87  $     51  $     21  $    148  $    101  $     71
                         ========  ========  ========  ========  ========  ========

13. DISCONTINUED OPERATIONS

  In January 1995 the company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the company received $485 face amount of United HealthCare Corporation convertible preferred stock and $326 in cash (including additional consideration of $50 in 1996). The sale resulted in an aftertax loss of $36 in 1996 and an aftertax gain of $372 in 1995. Operating losses in 1997 and 1996 related principally to the finalization of the transfer of group medical contracts to United HealthCare Corporation.

  During 1995 the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 (including additional cash consideration of $25 in 1996), resulting in aftertax gains of $17 in 1996 and $44 in 1995.

14. CONSOLIDATED CASH FLOWS INFORMATION

  During 1997 the company acquired assets of $3,777 and assumed liabilities of $3,347 through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values. During 1997 the company also reduced assets and liabilities by $4,342 and $4,207, respectively, through the sale of certain insurance operations, resulting in a pretax gain of $139. During 1995 the company also reduced assets and liabilities by $919 and $413, respectively, through the sale of its real estate brokerage, mortgage banking and mortgage administration operations.

  During 1997 the company assumed liabilities of $227 and received assets of $227 and during 1995 the company assumed liabilities of $1,573 and received assets of $1,573 through assumption of certain businesses from other insurance companies.

  For the years ended December 31, 1997, 1996 and 1995, respectively, real estate of $151, $189 and $429 was acquired in satisfaction of debt.

  During 1997 and 1995, fixed maturity securities with an amortized cost of $11,682 and $3,058, respectively, were transferred from held to maturity to available for sale.

15. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the company using market information available as of December 31, 1997 and 1996, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below were not necessarily indicative of the amounts the company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1997
Assets:
  Fixed maturities................................          $92,630    $92,630
  Equity securities...............................            4,250      4,250
  Mortgage loans on real estate...................           20,247     21,133
  Policy loans....................................            5,846      6,110
  Short-term investments..........................              705        705
  Cash and cash equivalents.......................            2,871      2,871
Liabilities:
  Policyholder account balances...................           36,433     36,664
  Short- and long-term debt.......................            7,203      7,258
Other financial instruments:
  Interest rate swaps.............................  $1,464       (1)       (19)
  Interest rate caps..............................   1,545       16         12
  Foreign currency swaps..........................     254      --         (28)
  Foreign currency forwards.......................     150      --         --
  Covered call options............................      88      (31)       (31)
  Other options...................................     565      --          (2)
  Futures contracts...............................   2,262       10         10
  Unused lines of credit..........................   2,310      --           2
                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1996
Assets:
  Fixed maturities................................          $86,361    $86,588
  Equity securities...............................            2,816      2,816
  Mortgage loans on real estate...................           18,964     19,342
  Policy loans....................................            5,842      5,796
  Short-term investments..........................              741        741
  Cash and cash equivalents.......................            2,325      2,325
Liabilities:
  Policyholder account balances...................           30,470     30,611
  Short- and long-term debt.......................            5,257      5,223
Other Financial Instruments:
  Interest rate swaps.............................  $1,242      --         (14)
  Interest rate caps..............................   1,946       20         14
  Foreign currency swaps..........................     207      --         (23)
  Foreign currency forwards.......................     151        3          3
  Covered call options............................      25       (2)        (2)
  Unused lines of credit..........................   1,821      --           1

  Estimated fair values were determined as follows: publicly traded fixed maturities (approximately 78 percent of the estimated fair value of total fixed maturities) from an independent market pricing service; all other bonds at estimated fair value determined by management (based primarily on interest rates, maturity, credit quality and average life); equity securities, on quoted market prices; mortgage loans, based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities; policy loans, based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and company experience to project patterns of loan accrual and repayment; cash and cash equivalents and short-term investments, at carrying amount, which is considered to be a reasonable estimate of fair value.

  Included in fixed maturities are loaned securities with estimated fair values of $6,537 and $7,293 at December 31, 1997 and 1996, respectively.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options, other options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

16. STATUTORY FINANCIAL INFORMATION

  The reconciliation of the net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis was as follows:

                                                             1997   1996  1995
                                                            ------  ----  ----
      YEARS ENDED DECEMBER 31
      Net change in statutory surplus...................... $  227  $366  $229
      Adjustments for GAAP:
        Future policy benefits and policyholder account
         balances..........................................   (445) (165)  (17)
        Deferred policy acquisition costs..................    159   391   376
        Deferred income taxes..............................     62   (74)  (97)
        Valuation of investments...........................   (387)  (84)  106
        Statutory asset valuation reserves.................  1,170   599    30
        Statutory interest maintenance reserve.............     53    19   284
        Surplus notes......................................    --    --   (622)
        Other, net.........................................    364  (199)  410
                                                            ------  ----  ----
          Net earnings..................................... $1,203  $853  $699
                                                            ======  ====  ====

                                                               1997     1996
                                                              -------  -------
      DECEMBER 31
      Statutory surplus.....................................  $ 7,378  $ 7,151
      Adjustments for GAAP:
        Future policy benefits and policyholder account bal-
         ances                                                 (7,305)  (5,742)
        Deferred policy acquisition costs...................    6,436    7,227
        Deferred income taxes...............................     (242)     264
        Valuation of investments............................    3,474      610
        Statutory asset valuation reserves..................    3,854    2,684
        Statutory interest maintenance reserve..............    1,261    1,208
        Surplus notes.......................................   (1,396)  (1,393)
        Other, net..........................................      601      (26)
                                                              -------  -------
          Equity............................................  $14,061  $11,983
                                                              =======  =======

17. SUBSEQUENT EVENT

  On March 12, 1998 the company reached an agreement, subject to regulatory approval, to sell substantially all of its Canadian operations to a nonaffiliated life insurance company at a gain. Financial information for the Canadian operations was as follows:

                                                               1997  1996  1995
                                                               ----- ----- ----
      YEARS ENDED DECEMBER 31
        Total revenue......................................... $ 969 $ 920 $903
        Total benefits and other deductions...................   831   802  804
        Net earnings..........................................    87    83   22
                                                               1997  1996
                                                               ----- -----
      DECEMBER 31
        Total assets.......................................... 5,881 5,826
        Total equity..........................................   957   917